UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-164118
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 11	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-04460
Amendment No. 191	☑
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Robert W. Horner, III, Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2018

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b)
☑ on May 1, 2018 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options
Individual Modified Premium Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
through its
Nationwide Provident VLI Separate Account 1
Service Center: P.O. Box 182928, Columbus, Ohio 43218-2928
Corporate Headquarters: One Nationwide Plaza, Columbus, Ohio 43215
Telephone: 1-800-688-5177
Fax: 1-888-677-7393
www.nationwide.com
Prospectus: May 1, 2018
This Prospectus describes an Individual Modified Premium Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
After certain deductions are made, Net Premiums are allocated to the Separate Account. The Separate Account is divided into subaccounts (the "Subaccounts"), which invest in shares of a designated corresponding investment portfolio ("Portfolio"). The investment options offered through this product are listed below (the "Funds"). For a complete list of the available Subaccount Portfolios, including Subaccounts available prior to the date of this prospectus, see Appendix B: Portfolio Information. The investment options listed below are available under this policy (the "Funds"). For more information refer to the Fund's prospectus.
•	Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares
•	Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class
•	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
•	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
•	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class
•	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class
•	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
•	MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
•	Nationwide Variable Insurance Trust - BlackRock NVIT Equity Dividend Fund: Class IV
•	Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV
•	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV
•	Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class IV
•	Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV
•	Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class I
•	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I
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•	PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
•	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class
•	VanEck VIP Trust - VanEck VIP Global Hard Assets Fund: Initial Class
•	VanEck VIP Trust - VanEck VIP Unconstrained Emerging Markets Bond Fund: Initial Class
The Owner bears the entire investment risk; there is no guaranteed minimum value.
The accompanying prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first nine Policy Years the Policy lapses. Generally, the Policy will remain in force as long as the scheduled premium payments are made. If the "Special Premium Payment Provision" is in effect, the Owner will not have to pay the scheduled premiums to keep the Policy in force.
The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.
This prospectus must be accompanied or preceded by current prospectuses for the Funds. Please read this prospectus carefully and retain it for future reference. This prospectus contains all material rights and features of the Policy, including any material variations in the Policy, such as the availability of certain riders.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. You should read your Policy along with this prospectus.
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Table of Contents (continued)
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Policy Benefits/Risks Summary
The Policy is an Individual Modified Premium Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Definitions at the end of the prospectus define certain words and phrases used in this prospectus.
Policy Benefits
The Death Benefit
As long as the Policy remains in force, NLIC will pay the Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions. So long as the required scheduled premiums are paid, the Death Benefit will not be less than the applicable Guaranteed Minimum Death Benefit.
The Death Benefit is the greatest of:
(1)	the applicable Guaranteed Minimum Death Benefit for the Policy;
(2)	the Face Amount of the Policy plus the amount by which the Policy Account Value on the date of death exceeds the appropriate Special Premium Payment Single Premium; or
(3)	the Policy Account Value on the date of death times the Death Benefit Factor for the Insured's sex (if applicable), Attained Age, and Premium Class.
The Policy Account Value and Death Benefit, to the extent the Death Benefit includes or is based on the Policy Account Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested and cumulative variable account and policy charges assessed by NLIC over the life of the policy.
There are two Death Benefit options under the Policy – the Basic Death Benefit Option and the Increasing Death Benefit Option (the Increasing Death Benefit Option is subject to certain availability restrictions). The applicable Guaranteed Minimum Death Benefit depends upon which Death Benefit the owner chooses. Under each of the Death Benefit options, the Guaranteed Minimum Death Benefit is as follows:
Basic Death Benefit Option:	the Face Amount of the Policy;
Increasing Death Benefit Option:	the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death.
The Owner chooses at the time of application one of the two Death Benefit options. NLIC will not issue the Policy until the Owner has elected a Death Benefit option. If the Policy is issued with the Basic Death Benefit Option, the Owner may change to the Increasing Death Benefit Option only during the first Policy Year. If the Increasing Death Benefit Option is chosen, the Owner may not change to the Basic Death Benefit Option. A change in Death Benefit option may have tax consequences.
Transfers
The Owner may transfer Policy Account Value between and among the Subaccounts. We charge $25 for the 5th and each additional transfer during a Policy Year. Transfers between and among the Subaccounts are made as of the date NLIC receives the request. NLIC requires a minimum amount of $100 for each such transfer (see Transfers of Policy Account Value). We may restrict the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
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Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $300 (or such lesser minimum as may be required in a particular state), unless used to pay a scheduled premium. Total Policy loans may not exceed (1) for Policy Years 1 through 3, 75% of the cash surrender value (Policy Account Value less any applicable Surrender Charge); and (2) for Policy Years 4 and thereafter, 90% of the cash surrender value. For Policies issued to Virginia residents, the policy loan available in all years will be 90% of the cash surrender value.
At the time of the application for the Policy, the Owner must elect one of two Policy loan interest rate options – either a fixed 8% rate per year or variable rate which will not exceed the greater of 5½% per year or the Corporate Monthly Bond Yield Average as published by Moody's Investors Service, Inc.
If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. NLIC transfers Policy Account Value in an amount equal to the loan to NLIC's General Account where it becomes collateral for the loan. The transfer is made pro-rata from each Subaccount. This collateral earns interest at an effective annual rate of 1.5% less than the annual rate then being charged for loans (see Loan Privilege).
Depending upon the investment performance of the Subaccounts, and the amounts borrowed, loans may cause a Policy to Lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences (see Tax Treatment of Policy Benefits).
Withdrawal of Excess Net Policy Account Value
If the cash surrender value (Policy Account Value less any applicable Surrender Charge) of the Policy exceeds an amount called the Withdrawal Single Premium (which is the Attained Age net single premium for the Face Amount of the Policy) the Owner may be able to withdraw such excess Policy Account Value out of the Policy, subject to certain conditions. A withdrawal will reduce the Death Benefit, but not below the Guaranteed Minimum Death Benefit (see Withdrawal of Excess Policy Account Value). A withdrawal may have tax consequences.
Surrender of the Policy
The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value, see Surrender Privilege. A surrender may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider ("ADB Rider"), an Owner may receive, at his or her request and upon approval by NLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid, see Accelerated Death Benefit. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.
Policy Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Policy Account Value in the early policy years could incur potentially substantial surrender charges. The Policy Account Value, and the Death Benefit to the extent the Death Benefit includes or is based on the Policy Account Value, will be dependent upon the investment performance of the policy owner’s
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investment allocations and the fees, expenses, and charges paid over the life of the policy. A policy owner may not earn sufficient returns from his or her selection of investment options to pay a policy’s periodic charges so that additional Premium payments may be required over the life of the policy to prevent it from lapsing.
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if the Owner pays the scheduled premiums under the Policy.
Frequent transfers among the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
Unfavorable Subaccount Investment Experience
The Subaccounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Subaccount charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your registered representative. The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. The Owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned. Generally, variable universal life insurance is considered a long-term investment. Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Risk of Lapse
If the Owner does not pay a scheduled premium (after the first scheduled premium) by its due date, the Policy may enter a 61-day Grace Period, beginning from the payment due date. If the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid scheduled premium was due. The Policy generally will not lapse if: (1) scheduled premiums are paid on or before their due dates or within the Grace Period (even if the investment experience of the Subaccounts has been so unfavorable that there is no Policy Account Value); (2) the Special Premium Payment Provision is in effect (e.g., if the Policy Account Value exceeds a particular amount), so that the Owner is not required to pay scheduled premiums to keep the Policy in full force (see Special Premium Payment Provision); or (3) the Automatic Premium Loan provision is in effect, so that any scheduled premium that has not been paid by the end of the Grace Period will be paid by a Policy loan (see Automatic Premium Loan).
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Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Withdrawal and Surrender Risks
The Surrender Charge under the Policy applies for nine Policy Years after the Policy Date. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she as the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. A surrender or withdrawal of excess Policy Account Value may have tax consequences.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts.
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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge), depending on the Insured's state of residence	2.50% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)
Sales Charge	Upon receipt of each premium payment	5.00% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)	5.00% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)
Premium Processing Charge	Upon receipt of each premium payment	$1.00 from each premium payment	$1.00 from each premium payment
Maximum Deferred Surrender Charge:
Contingent Deferred Sales Charge[2]	Upon surrender or lapse during the first nine Policy Years	During Policy Year 5, 9.00% of the lesser of: (1) the total premiums paid, less premium processing charges, to the date of surrender or lapse; or (2) the scheduled Base Premiums payable up to such date (or would have been payable up to such date if the Special Premium Payment Provision has been in effect)	During Policy Year 5, 9.00% of the lesser of: (1) the total premiums paid, less premium processing charges, to the date of surrender or lapse; or (2) the scheduled Base Premiums payable up to such date (or would have been payable up to such date if the Special Premium Payment Provision has been in effect)
Contingent Deferred Administrative Charge[3]	Upon surrender or lapse during the first nine Policy Years	During Policy Years 1-5, $5.00 per $1,000 of Face Amount	During Policy Years 1-5, $5.00 per $1,000 of Face Amount
Transfer Fees[4]	Upon Transfer	$25 per transfer	$25 per transfer
Accelerated Death Benefit Rider	Upon invoking this rider	$250	$100
The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[5] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $458.71 per $1,000 of Net Amount at Risk per month	$0.05 - $121.67 per $1,000 of Net amount at Risk per month
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Periodic Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class	On Policy Date and monthly on Policy Processing Day	$0.28 per $1,000 of Net Amount at Risk per month	$0.25 per $1,000 of Net Amount at Risk per month
First Year Policy Charge[6]	On Policy Date and monthly on Policy Processing Day	$5.00	$5.00
Monthly Administration Charge	On Policy Date and monthly on Policy Processing Day	$3.25 plus $0.015 per $1,000 of Face Amount	$3.25 plus $0.015 per $1,000 of Face Amount
Minimum Death Benefit Guarantee Charge[7]	On Policy Date and monthly on Policy Processing Day	$0.01 per $1,000 of the Guaranteed Minimum Death Benefit	$0.01 per $1,000 of the Guaranteed Minimum Death Benefit
Mortality and Expense Risk Charge	Daily	Annual rate 0.60% of the average daily net assets of each Subaccount in which the Owner is invested	Annual rate 0.60% of the average daily net assets of each Subaccount in which the Owner is invested
Loan Interest Charge[8]	On Policy Anniversary or earlier, as applicable[9]	Fixed annual rate of 8.00% or a variable loan interest rate equal to the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates	Fixed annual rate of 8.00% or a variable loan interest rate equal to the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates
The next table describes the fees and expenses that a policy owner will pay periodically only if the Rider is elected and while it is in force.
Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Charges[10]
Accidental Death Benefit Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount added to each scheduled premium payment	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.80 - $3.60 per $1,000 of rider coverage amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.80 - $3.60 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 32, assuming monthly scheduled premium payments and the Special Premium Payment Provision is not in effect	Payable with the scheduled premium payment	$0.91 per $1,000 of rider coverage amount added to each scheduled premium payment	$0.91 per $1,000 of rider coverage amount added to each scheduled premium payment
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Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment	Annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount
Charge for an Insured, Issue Age 34, assuming monthly scheduled premium payments and the Special Premium Payment Provision is not in effect	Payable with the scheduled premium payment	$0.03 per $1,000 of Face Amount added to each scheduled premium payment	$0.03 per $1,000 of Face Amount added to each scheduled premium payment
Guaranteed Purchase Option Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.68 - $2.60 per $1,000 of rider coverage amount added to each scheduled premium payment	Annual rate of $0.68 - $2.60 per $1,000 of rider coverage amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.63 - $2.40 per $1,000 of rider coverage amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.63 - $2.40 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0 assuming monthly scheduled premium payments, the Special Premium Payment Provision is not in effect and the Policy has the Disability Waiver of Premium Rider	Payable with the scheduled premium payment	$0.06 per $1,000 of rider coverage amount per month	$0.06 per $1,000 of rider coverage amount per month
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1.	NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax.
2.	Beginning in the 6th Policy Year, the Contingent Deferred Sales Charge decreases each Policy Year to 0% after the 9th Policy Year.
3.	Beginning in the 6th Policy Year, the Contingent Deferred Administrative Charge decreases each Policy Year to $0 after the 9th Policy Year.
4.	NLIC does not assess a transfer charge for the first four transfers each Policy Year.
5.	Cost of Insurance Charges vary based on the Insured's Attained Age, sex, Premium Class, and Net Amount at Risk. The Cost of Insurance Charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the guaranteed Cost of Insurance Charge applicable to the Policy, and more detailed information concerning the Owner's Cost of Insurance Charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide the Owner with personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, scheduled premiums, and riders requested.
6.	NLIC only deducts the First Year Policy Charge on the first 12 Policy Processing Days.
7.	For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the Minimum Death Benefit Guarantee Charge is $0.50 per month.
8.	The maximum guaranteed net cost of loans is 1.50% annually (after offsetting the interest NLIC guarantees it will credit on loaned amounts, which is equal to an annual rate of 1.50% below the 8.00% fixed interest rate or variable loan interest rate).
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9.	While a policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.
10.	Charges for the Accidental Death Benefit, Disability Waiver of Premium Benefit, and Guaranteed Purchase Option Riders may vary based on the Insured's Issue Age, Premium Class, premium mode, Face Amount, and rider coverage amount. The rider charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the rider charges applicable to the Owner's Policy, and more detailed information concerning these rider charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, scheduled premiums, and riders requested.
The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses, as of December 31, 2017, that an Owner will pay periodically during the time that he or she owns the Policy. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.26%	1.57%
The minimum and maximum Portfolio operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Portfolios. Therefore, actual expenses could be lower. Refer to the Portfolio prospectuses for specific expense information.
The Policy
The Individual Modified Premium Variable Life Insurance Policy offered by this prospectus is issued by NLIC. The Policy is similar in many ways to a fixed benefit life insurance policy. This prospectus discloses all material provisions of the policy. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy will not lapse if scheduled premiums are paid and the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.
However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may and the Policy Account Value will increase or decrease to reflect the investment performance of any Subaccounts to which Policy Account Value is allocated. There is no guaranteed minimum Net Cash Surrender Value. If scheduled premium payments are not made, then, after a Grace Period, the Policy will lapse without value, see Policy Duration. However, if the "Special Premium Payment Provision" is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Policy Account Value exceeds a particular amount, see Special Premium Payment Provision. If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax, see Federal Income Tax Considerations.
The Policy is called "modified premium" because while there is a fixed schedule for premium payments, the Owner may, subject to certain restrictions, make additional unscheduled payments.
The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should carefully be considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.
This Policy is issued for Insureds with Issue Ages of 0 through 85. The benefits described in the Policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. We reserve the right to reject any application for any reason permitted by law. Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time. The minimum Face Amount is $50,000. We reserve the right to modify the minimum Face Amount on a prospective basis to newly issued policies at any time. NLIC offers other variable life insurance policies that have different Death Benefits, policy features, and optional
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programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact NLIC Service Center or the Owner's agent.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember that the portion of any amounts allocated to our general account and any guaranteed benefits we may provide under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.
Any money NLIC pays, or that is paid to NLIC, must in the currency of the United State of America.
In order to comply with the USA Patriot Act, and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Cybersecurity
NLIC’s businesses are highly dependent upon its computer systems and those of its business partners. This makes NLIC potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by NLIC, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede NLIC’s ability to electronically interact with service providers. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries, and other service providers may adversely affect NLIC and Policy Account Values. In connection with any such cyber-attacks, NLIC and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although NLIC undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that NLIC, its service providers, or the underlying mutual funds will avoid losses affecting the Policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Account Values are adversely affected as a result of the failure of NLIC’s cybersecurity controls, NLIC will take reasonable steps to restore Policy Account Values to the levels that they would have been had the cyber-attack not occurred. NLIC will not, however, be responsible for any adverse impact to Policy Account Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
The Company, Separate Account and Funds
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
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The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix B: Portfolio Information.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
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NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
(1)	remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
(2)	substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
(3)	substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
(4)	transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
(5)	combine the Separate Account with other separate accounts, and/or create new separate accounts;
(6)	deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
(7)	modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
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Detailed Description of Policy Provisions
Death Benefit
General
As long as the Policy remains in force, the Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit option. The Proceeds will be determined as of the date of the Insured's death and will be equal to:
(1)	the Death Benefit; plus
(2)	any additional benefits due under a supplementary benefit rider attached to the Policy; minus
(3)	any loan and accrued loan interest on the Policy; minus
(4)	any overdue deductions if the death of the Insured occurs during the Grace Period.
The Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.
Death Benefit Options
The Policy provides two Death Benefit options.
•	under the Basic Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy; (2) the Face Amount of the Policy plus the amount by which the Policy Account Value of the Policy on the date of death exceeds the appropriate 7½% Special Premium Payment Single Premium; or (3) the Policy Account Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and Premium Class.
•	under the Increasing Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death; (2) the Face Amount of the Policy plus the amount by which the Policy Account Value of the Policy on the date of death exceeds the appropriate 7½% Special Premium Payment Single Premium; or (3) the Policy Account Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and Premium Class.
The Death Benefit is increased by the portion of any scheduled premium payment which applies to a period of time beyond the date of death. The amount payable is reduced by any policy loans and accrued interest and, if the Insured dies during the Grace Period, by that part of any required but unpaid scheduled premium which applies to a period prior to the date of death. The amount remaining after these adjustments is the Proceeds at death paid to the Beneficiary at the Insured's death.
Availability of Death Benefit Options
The Death Benefit option is chosen by the Owner at the time of application for the Policy. If the Policy is issued with the Basic Death Benefit, the Owner may change to the Increasing Death Benefit only during the first Policy Year. Once the Increasing Death Benefit has been chosen, the Owner may not subsequently change to the Basic Death Benefit. Changing the Death Benefit option may result in a change in Face Amount, and may have adverse tax consequences. A tax advisor should be consulted before changing the Death Benefit option.
The Guaranteed Minimum
As long as required scheduled premiums are paid, the Death Benefit is guaranteed never to be less than the applicable Guaranteed Minimum Death Benefit for the Policy. For a Policy with the Basic Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy. For a Policy with the Increasing Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death.
How the Death Benefit May Vary
For purposes of determining the Cost of Insurance Charge, the Death Benefit is determined on each Policy Processing Day based on the Policy Account Value of the Policy (see How the Policy Account Value May Vary). The Death Benefit will be adjusted to the date of death. The Death Benefit and the Proceeds payable at the Insured's death, therefore, depend on the Policy Account Value of the Policy when the Insured dies. Favorable investment experience and premium payments
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in excess of scheduled premiums may result in an increase in the Death Benefit. Unfavorable investment experience may result in decreases in the Death Benefit, but never less than the Face Amount of the Policy. The Death Benefit will also vary depending upon whether the Basic Death Benefit or the Increasing Death Benefit applies.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, the Owner may receive an accelerated payment of part of the Policy's Death Benefit when: (1) the Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or (2) the Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional periodic charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Policy Account Value
The Policy Account Value is not guaranteed. Unless there is an outstanding policy loan, the total Policy Account Value of the Policy at any time is the sum of the Policy Account Values of the Subaccounts. If there is an outstanding loan, the total Policy Account Value equals the Policy Account Value in the General Account attributable to the loan plus the Policy Account Values of the Separate Account.
As described below, the Policy Account Value of each Subaccount may increase or decrease daily depending on the investment experience of the Subaccounts, the deduction of charges from the Policy Account Value, and any other transactions (e.g., transfers, withdrawals, and loans). Although the Policy offers the possibility of Policy Account Value appreciation, there is no assurance that such will occur. It is also possible, due to poor investment experience, for the Policy Account Value to decline to 0. NLIC does not guarantee a minimum Policy Account Value. Therefore, the Owner bears all the investment risk on the Policy Account Value.
How the Policy Account Value May Vary
The Policy Account Value of each Subaccount on the Policy Date is the portion of the Net Premium allocated to that Subaccount reduced by the portion of the Monthly Deduction on the first Policy Processing Day allocated to that Subaccount. Thereafter, the Policy Account Value of each Subaccount changes on each Valuation Day.
The Policy Account Value of each Subaccount reflects a number of factors, including the investment performance of the Portfolio, the receipt of scheduled and unscheduled premium payments, transfers from and to other Subaccounts, transfers to and from the General Account for a policy loan and repayment, any withdrawal of excess Policy Account Value, the Monthly Deductions from Policy Account Value, and the daily charges against the Subaccounts. For a Policy having the Increasing Death Benefit where unscheduled premiums are paid, the Policy Account Value may be slightly lower than that of the same Policy having the Basic Death Benefit.
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Net Investment Factor
Each Subaccount has its own net investment factor. The net investment factor measures the investment performance of a Subaccount from one Valuation Day to the next. The factor increases to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying Portfolio. The factor decreases to reflect any capital losses, realized and unrealized, for the securities of the underlying Portfolio.
The asset charge for mortality and expense risks is deducted in determining the applicable net investment factor.
A description of how the net investment factor is determined and how it is reflected in the Policy Account Value of the Policy is set forth in Appendix A: Calculation of Net Investment Factor and Policy Account Value of the Policy.
Payment and Allocation of Premiums
Scheduled Premiums
Scheduled premiums are payable during the Insured's lifetime on an annual basis or, if elected, more frequently. If the Owner submits a premium payment to his or her agent, NLIC will not begin processing the premium until NLIC receives it from the agent's broker-dealer. The scheduled premium is a level amount that does not change until the Premium Change Date (see Premium Change Date). If all required scheduled premiums are paid when due, the Policy will not lapse, even if adverse investment experience results in no Policy Account Value. If the Special Premium Payment Provision is in effect, scheduled premiums do not have to be paid for the Policy to stay in full force (see Special Premium Payment Provision). If that provision is not in effect, scheduled premiums must be paid to keep the Policy in full force (see Grace Period for Payment of Scheduled Premiums).
Amount of Scheduled Premiums
The amount of scheduled premiums depends on the Face Amount of the Policy, the age of the Insured, the Insured's sex and Premium Class and the frequency of premium payments. The amount of scheduled premiums payable on Policies issued in states which require "unisex" policies, currently Montana, or in conjunction with employee benefit plans depends on all of the preceding factors except for the sex of the Insured.
For purposes of calculating premium rates, there are three groupings or "bands" of Face Amount. Each band has a different set of premium rates per $1,000 of Face Amount. The bands are: $50,000 - 99,999; $100,000 - 249,999; $250,000 and over. Generally, the premium rates per $1,000 of Face Amount will be lower for Policies in a higher Face Amount band. Premiums generally are higher for Policies issued for older Insureds. Premiums also are generally higher for male Insureds than comparable female Insureds. The Premium Classes available are Standard, Non-Smoker, Non-Smoker with Extra-Premium, and Extra-Premium. Lower premiums are charged to non-smokers who are at least 22 years of age (21 years of age for Policies issued to residents of Texas). Since there is no Non-Smoker class for Insureds under the age of 22, shortly before an Insured attains age 22, NLIC may notify the Insured about possible classification as a Non-Smoker. If the Insured does not qualify for the Non-Smoker class or does not respond to the notification, the Insured's Premium Class will remain Standard and the monthly deduction for cost of insurance will be based on Smoker mortality tables (see Cost of Insurance). If the Insured does respond to the notification and qualifies as a Non-Smoker, the scheduled premium for the Policy will be reduced and the monthly deduction for cost of insurance will be based on Non-Smoker mortality tables. Additional premiums are charged for a Policy with an extra-premium class and for any supplementary insurance benefits. In certain situations, such as term conversions, where less than normal underwriting expenses are incurred, NLIC may allow a credit toward the first scheduled premium.
Representative annual Base Premium amounts payable from the Policy Date until the Premium Change Date for Non-Smoker and Standard Premium Classes are shown in the following table:
	$50,000 Face Amount		$100,000 Face Amount
	Non-Smoker	Standard	Non-Smoker	Standard
Male, Issue Age 25	395.50	503.50	765.00	982.00
Female, Issue Age 35	508.50	594.00	991.00	1,163.00
Male, Issue Age 45	905.00	1,216.00	1,783.00	2,405.00
Female, Issue Age 55	1,236.50	1,442.00	2,445.00	2,856.00
Premiums are payable on an annual, semi-annual or quarterly basis. Premiums are payable monthly under the Automatic Payment Plan where the Owner authorizes NLIC to withdraw premiums from the Owner's checking account each month. If premiums are payable under the Automatic Payment Plan and such plan is terminated, the premium payment frequency will be changed to quarterly. The Owner may make deposits into a Premium Deposit Fund Account (PDF Account). If the
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Owner has a PDF Account, NLIC will automatically apply the amount in such account toward payment of the scheduled premium due on the premium due date. Any amounts held in a PDF Account earn interest at a fixed rate which will be declared by NLIC from time to time.
If scheduled premiums are paid more often than annually, the aggregate yearly premium will be higher. Although it is not guaranteed that Owners who pay premiums annually and those who pay more frequently than annually will achieve the same Policy Account Values, the higher premium for those who pay premiums more frequently is intended to decrease the likelihood that the Policy Account Values for such Owners will be significantly different than those of annual payors.
Since NLIC deducts a premium processing charge of $1.00 from each premium payment, Policies for which premiums are paid more frequently than annually will incur higher aggregate premium processing charges than Policies with premiums paid annually (see Premium Processing Charge).
The following table compares annual and monthly premiums for Insureds who are in the Non-Smoker Premium Class. Note that in these examples the sum of 12 monthly premiums for a particular Policy is approximately 106% of the annual premium for the Policy.
	$50,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, Issue Age 25	34.80	395.50	67.32	765.00
Female, Issue Age 35	44.75	508.50	87.21	991.00
Male, Issue Age 45	79.64	905.00	156.90	1,783.00
Female, Issue Age 55	108.81	1,236.50	215.16	2,445.00
Unscheduled Premiums
The Owner may make unscheduled premium payments at any time, subject to certain minimum and maximum limitations. The minimum unscheduled premium payment is $25. The maximum unscheduled premium which NLIC will accept in any Policy Year, without prior approval, is a multiple of the scheduled annual Base Premium, based on the Attained Age of the Insured, as shown in the following table.
Attained Age	Multiple of Scheduled Base Premium
0-59	10
60-65	8
66-70	6
71-75	5
76-80	4
81-85	3
86+	2
The Owner may plan to pay on a regular basis a premium amount in excess of the scheduled premium. NLIC will show this additional amount as payable on the premium notice. However, only the required scheduled premium shown on such notice must be paid to keep the Policy in full force.
The Policy Account Value of the Policy will immediately increase as of the date an unscheduled premium payment is received. This will increase the likelihood that the Special Premium Payment Provision will go into effect earlier than it otherwise would. If unscheduled premium payments are made, the Special Premium Payment Provision may go into effect slightly later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit. Of course, the Policy Account Value may subsequently increase or decrease depending upon the investment experience of the Subaccounts to which the net unscheduled premium is allocated. Depending upon the circumstances, the Death Benefit may or may not increase when an unscheduled premium payment is received. If the Special Premium Payment Provision has been in effect and scheduled premiums have been skipped, then payment of unscheduled premiums increases the total premiums paid and therefore can increase the amount of the Surrender Charge.
Premium Change Date
Each Policy sets forth a scheduled premium amount payable on the Policy Date and on each subsequent premium due date until the Premium Change Date. Each Policy also sets forth a higher premium amount payable on and after the Premium Change Date. The Premium Change Date is the Policy Anniversary nearest the Insured's Attained Age 70 or the 15th Policy Year, if later. Because of the premium change feature, the scheduled premiums payable before the Premium Change Date are lower than would otherwise be available and NLIC is able to provide a Guaranteed Minimum Death Benefit, as long as scheduled premiums are paid when due.
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The higher premium amount specified in the Policy which is payable beginning on the Premium Change Date is based on the following assumptions:
(1)	no unscheduled premium payments are made;
(2)	maximum Cost of Insurance Charges are deducted in all Policy Years; and
(3)	the net rate of return for the chosen Subaccount is 4½%.
Two months prior to the Premium Change Date, NLIC will recompute the scheduled premium amount payable on and after such date, assuming all scheduled premiums due before the Premium Change Date are paid. If the Owner has made unscheduled premium payments, if the Cost of Insurance Charges deducted are less than the maximum charges, if the chosen Subaccount has a net rate of return greater than 4½%, or if any appropriate combination of these factors occurs, the amount of scheduled premiums payable on and after the Premium Change Date will usually be less than the premium amount payable on and after such date as shown in the Policy; in no event will the premium be greater than that shown in the Policy. If unscheduled premium payments are made, for a Policy with the Increasing Death Benefit, the premium payable on and after the Premium Change Date may be slightly higher than it would be for the same Policy with the Basic Death Benefit.
Special Premium Payment Provision
If the Special Premium Payment Provision is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Policy Account Value exceeds a particular amount as described in more detail below.
The Special Premium Payment Provision operates on an annual basis. NLIC will notify the Owner if this provision goes into effect and each year that it stays in effect. To determine whether this provision will take effect for a Policy Year, NLIC will calculate whether the Policy Account Value on the Policy Processing Day two months before each Policy Anniversary, plus any scheduled but unpaid premiums due before the Policy Anniversary, exceeds an amount called the Special Premium Payment Single Premium. This is an amount which if paid as one sum, and given certain assumptions, which are described in the following paragraph, would be sufficient to purchase a single premium life insurance policy at the Insured's Attained Age with a face amount equal to the Policy's Face Amount. If the Policy Account Value exceeds this amount and if the required scheduled premiums due before the Policy Anniversary are paid, then the Special Premium Payment Provision goes into effect on that Policy Anniversary and remains in effect for one year. The Policy will remain in force for that year, regardless of whether the Owner makes premium payments or the Policy Account Value remains greater than the Special Premium Payment Single Premium (the "SPPSP"). If any premium payments are paid while the Special Premium Payment Provision is in effect, they will be considered unscheduled premium payments. Therefore, any premiums for supplemental benefits and extra-premium class will not be deducted from such premium payments. Instead, while the Special Premium Payment Provision is in effect, a portion of the premiums for supplemental benefits and extra-premium class will be deducted from the Policy Account Value at the premium frequency in effect (see Supplementary Benefit Charge).
The assumptions on which the SPPSP is based are:
(1)	current cost of insurance rates;
(2)	expense charges described herein;
(3)	a Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;
(4)	an amount sufficient to cover the cost of any supplementary benefits and extra-premium class; and
(5)	an assumed interest rate.
The assumed interest rate is 7.5% if the Special Premium Payment Provision was not in effect for the prior Policy Year, and is 9% if the provision was in effect for the prior Policy Year. Since the 7.5% assumed interest rate results in a higher SPPSP than when the 9% assumed interest rate is used, it is possible for the provision to stay in effect when the factors affecting Policy Account Value are less favorable than necessary initially to trigger the provision.
Since the effectiveness of the Special Premium Payment Provision depends on the amount of Policy Account Value, it depends upon all the factors that affect Policy Account Value, such as the investment experience, the amount and frequency of unscheduled premium payments, and the level of actual cost of insurance and other charges. Greater investment performance, payment of unscheduled premiums, and lower cost of insurance and other charges will each
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tend to increase the likelihood that the provision will go into effect. The provision also depends on the relationship between the Policy Account Value and the SPPSP, and the SPPSP increases with the Insured's Attained Age. Therefore, for older Insureds the Policy Account Value must be correspondingly higher to trigger this provision.
The time that the Special Premium Payment Provision goes into effect may also depend upon whether the Policy has the Basic or Increasing Death Benefit Option. Assuming that unscheduled premium payments have been made, for a Policy with the Increasing Death Benefit, the Policy Account Value may be slightly lower and the SPPSP higher than for the same Policy with the Basic Death Benefit. Therefore, where unscheduled premium payments have been made, the Special Premium Payment Provision may go into effect later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit.
For Policies issued to residents of New York State, the determination of whether the Special Premium Payment Provision will take effect is based on whether the Policy Account Value exceeds the greater of the SPPSP and the Special Premium Payment Tabular Value (the SPPTV).
For a Policy with the Basic Death Benefit, the SPPTV is calculated like the Policy Account Value of the Policy except that it is based on the following assumptions:
(1)	guaranteed (maximum) cost of insurance rates;
(2)	expense charges described herein;
(3)	a net investment return of 4½%;
(4)	payment of all scheduled premiums when due; and
(5)	no unscheduled premium payments or policy loans.
Because these assumptions are more conservative than the assumptions used to calculate the SPPSP, for New York Policies it is somewhat less likely, under certain circumstances, that the Special Premium Payment Provision will go into effect as early as it will for other Policies and New York Policies may require a higher net rate of return in order for the Special Premium Payment Provision to remain in effect for a subsequent year.
Automatic Premium Loan
The Owner may elect the Automatic Premium Loan (APL) provision in the Application for the Policy or by written request after the Policy is issued. The APL provision will be operative only when premiums are payable other than monthly. If the APL provision is operative, any scheduled premium which has not been paid by the end of the Grace Period will be paid by a policy loan within seven days after the end of such Grace Period, provided the Policy has sufficient loan value and the Special Premium Payment Provision is not in effect. The interest rate charged under the APL provision is the same as that charged for any other Policy loan (see Loan Privilege).
Premium Limitations
The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. NLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, NLIC will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. NLIC will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, NLIC will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's cash surrender value (Policy Account Value less any applicable Surrender Charge) should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, NLIC will not effect such change (see Federal Income Tax Considerations). NLIC reserves the right to require satisfactory Evidence of Insurability before accepting a premium payment that would increase the Net Amount at Risk.
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Refund of Excess Premium for Modified Endowment Contracts
At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), NLIC will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, NLIC will deduct the Policy Account Value attributable to the excess premium, including any interest or earnings on the excess premium, from the Subaccounts in the same proportion as the premium was initially allocated to the Subaccounts. The excess premium paid, including any interest or earnings on the excess premium, will be returned to the Owner. For more information on MECs, see Federal Income Tax Considerations.
Allocation of Net Premiums
In the Application for the Policy, the Applicant elects to have net scheduled premiums, scheduled Base Premiums less the Premium Express Charge, 7½% allocated to one or more Subaccounts. No less than 5% of a Net Premium may be allocated to any chosen Subaccount. The allocation percentages for the chosen Subaccounts must be in whole numbers. This initial allocation will remain in effect until changed by written notification to NLIC.
The allocation percentages in effect for net scheduled premiums will also apply to net unscheduled premium payments (unscheduled premium payments less Premium Expense Charges, see Premium Expense Charge), unless NLIC is notified that a different allocation is to be used for that particular unscheduled premium. NLIC must be notified with each unscheduled premium payment whether the allocation percentages for scheduled premiums will be used. NLIC will allocate the first Net Premium to the Subaccounts on the later of the Issue Date of the Policy or the date NLIC receives the payment at its Service Center.
NLIC will allocate subsequent Net Premiums to the Subaccounts as of the date it receives the payment at its Service Center. For premiums paid under the Automatic Payment Plan, pre-authorized check, or Electronic Funds Transfer, such will be allocated to the Subaccounts on the date NLIC receives credit for the funds.
The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.
Replacement of Existing Insurance
It may not be in an Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. An Owner should compare his or her existing insurance and the Policy carefully. An Owner should replace his or her existing insurance only when he or she determines that the Policy is better for him or her. An Owner may have to pay a surrender charge on his or her existing insurance, and the Policy will impose a new surrender charge period. An Owner should talk to his or her financial professional or tax advisor to make sure the exchange will be tax-free. If an Owner surrenders his or her existing policy for cash and then buys the Policy, the Owner may have to pay a tax, including possibly a penalty tax, on the surrender. Because NLIC will not issue the Policy until NLIC has received an initial premium from the existing insurance company, the issuance of the Policy may be delayed.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•	the dilution of the value of Policy Owners' interests in the Portfolio;
•	Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•	increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC’s actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.
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Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading.
Currently, none of the Portfolios assess a short-term trading fee.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers in one calendar quarter	NLIC will mail a letter to the Policy Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfers exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfers in two consecutive calendar quarters OR More than 20 transfers in one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
Each January 1st, NLIC will restart the monitoring, so that each Policy starts with zero transfers at the beginning of each calendar year, see Other Restrictions.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC will generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC’s monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, see Transfers of Policy Account Value.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
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(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
(3)	instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC’s policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Transfers of Policy Account Value
Transfers
The Owner may transfer the Policy Account Value between and among the Subaccounts by making a transfer request to NLIC. The amount transferred must be at least $100, unless the total value in a Subaccount is less than $100, in which case the entire amount may be transferred.
The transfer will be effective as of the date of receipt of the transfer request at NLIC's Service Center. We deduct a $25 charge from the amount transferred for the 5th and each additional transfer in a Policy Year. We may restrict the quantity and mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
Transfer Right for Change in Investment Policy of a Subaccount
If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount without having such transfer count toward the four transfers permitted each Policy Year free of charge. However, any such transfer will count as a transfer for purposes of monitoring for disruptive trading.
Automatic Asset Rebalancing
Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the Policy is issued by properly completing the election form and returning it to NLIC. The election may be revoked at any time. Rebalancing may be done annually. Rebalancing will end when the total value in the Subaccounts is less than $1,000, a transfer is made, or there is a change to the current premium allocation instructions. There is no additional charge for this program. NLIC reserves the right to suspend automatic asset rebalancing at any time, for any class of Policies, for any reason. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Policy Duration
Grace Period for Payment of Scheduled Premiums
If a scheduled premium is not paid and the Special Premium Payment Provision is not in effect, the Policy will enter a Grace Period. A Grace Period of 61 days from the due date is allowed for payment of scheduled premiums after the first scheduled premium. If the Policy enters a Grace Period, NLIC will mail a notice to the Owner's last known address. The 61-day Grace Period begins on the date of the notice. If scheduled premiums are paid on or before their due dates or within the Grace Period, the Policy will remain in full force even if the investment experience of the Subaccounts designated by the Owner has been so unfavorable that there is no Policy Account Value. When the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid premium was due. If the Policy lapses, the Owner can surrender the Policy for its Net Cash Surrender Value as of the date of lapse if this is a Valuation Day (otherwise on the Valuation Day next following the date of lapse), apply for reinstatement or continue the insurance as Extended Term Insurance or Reduced Paid Up Insurance. If the Insured dies during the Grace Period, NLIC will pay the Proceeds.
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Reinstatement
The Policy may be reinstated within three years from the date the unpaid premium was due if it was not surrendered and the Owner provides Evidence of Insurability. Payment of a premium will be required equal to the greater of:
(a)	all unpaid scheduled premiums with interest at 6% per year compounded annually, plus any policy loan and accrued interest as of the end of the Grace Period; or
(b)	110% of the increase in the cash surrender value (Policy Account Value less any applicable Surrender Charge) resulting from reinstatement plus all overdue premiums for supplementary insurance benefits with interest at 6% compounded annually.
Upon reinstatement the Policy will have the same Policy Account Value and Death Benefit as if it had not lapsed. The date of reinstatement will be the date NLIC approves the application for reinstatement.
Options on Lapse
Extended Term Insurance (ETI)
The Net Cash Surrender Value as of the date this Option is applied, plus Monthly Deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy fixed-benefit Extended Term Insurance for the Insured. The amount of insurance will equal the Death Benefit on the date of lapse minus any loan and accrued interest as of that date. The term period will be that which the single premium will provide for the Insured's Attained Age and sex. ETI has a Policy Account Value but no loan value. ETI will not be available if the Premium Class is Non-Smoker with Extra-Premium or Extra-Premium or the amount of paid up insurance would be greater than the amount of the ETI.
Reduced Paid Up Insurance (RPU)
The Net Cash Surrender Value as of the date the Option is applied, plus Monthly Deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy that amount of fixed-benefit insurance which will continue for the Insured's lifetime based on the Insured's Attained Age and sex. Reduced Paid Up Insurance has a loan privilege the same as that available for premium paying policies.
NLIC will apply ETI automatically unless it is not available or the Owner selects another option. If ETI is not available, RPU will be automatic. A selected option will be applied on the date NLIC receives written request at its home office; NLIC will apply an automatic option three months after the date of lapse. The option will be effective as of the date of lapse.
Exchange Privilege
Within six months after the effective date of a material change in the investment policy of any chosen Subaccount, the Owner may exchange the Policy for a fixed-benefit whole life insurance policy offered by NLIC on the life of the Insured.
No Evidence of Insurability is required to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy and the same Issue Age, issue date and Premium Class for the Insured as the Policy. Premiums for the new policy will be based on the rates which were in effect for the new policy on the Policy Date for that Policy.
The exchange will be subject to an equitable adjustment to reflect variances, if any, in the Policy Account Values and dividends of the Policy and the new policy. The method of calculating the adjustment is filed by NLIC with the appropriate state insurance regulatory authorities. Any policy loan and loan interest must be repaid on or before the effective date of the exchange.
Loan Privilege
The Owner may borrow from NLIC using the Policy as sole security for the loan. The Owner may borrow up to the difference between the Policy's current Loan Value and any outstanding policy loan and accrued interest. The minimum amount of any policy loan is $300 ($200 for Policies issued to residents of Connecticut), unless used to pay a scheduled premium. During Policy Years 1 through 3, the loan value of the Policy will be 75% of the cash surrender value (Policy Account Value less any applicable Surrender Charge); during Policy Year 4 and thereafter it will be 90% of the cash surrender value (90% in all years for Policies issued to residents of Virginia).
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Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
If on a Policy Anniversary the outstanding policy loan and accrued interest exceeds the cash surrender value, the Policy will terminate 31 days after NLIC mails notice to the Owner and any assignee of record at their last known addresses, unless a payment of the amount of such excess is made within that period. In no event will the required payment exceed the amount of the accrued loan interest plus all due and unpaid scheduled premiums.
While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest. The amount of any outstanding policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Proceeds at death.
Interest Rate
The interest rate charged on policy loans will be either a fixed annual rate of 8% or a variable loan interest rate. The Owner must select one of these rates in the Application for the Policy. If the fixed rate is selected, the Owner may later change to the variable rate. Such change will be effective as of the Policy Anniversary following receipt of written notice by NLIC at its Service Center. The Owner is not permitted to change from the variable rate to the fixed rate.
Interest is due at the end of each Policy Year on the Policy Anniversary. If not paid when due, the interest will be added to the loan and bear interest, beginning 23 days after the Policy Anniversary, at the applicable policy loan interest rate.
Variable Loan Interest Rate
The variable loan interest rate will be determined by NLIC to be effective as of the first day of each January, April, July and October, unless the state in which this Policy is delivered requires the determination to be made less frequently, such as yearly. The maximum interest rate will be the greater of 5½% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Service, Inc. (if this average is no longer published, a maximum rate set by state law or by the insurance supervisory official of the state in which the Policy is delivered will apply), for the calendar month ending two months prior to the date of change. If the maximum interest rate for the new period is at least ½% lower than the loan interest rate currently being charged, the rate for the new period will be decreased such that it is equal to or less than the maximum interest rate allowed for such period. If the maximum interest rate for the new period is at least ½% higher than the loan interest rate currently being charged, NLIC may, at its discretion, increase the rate for the new period to a rate that is no higher than the maximum interest rate allowed for such period. Any decrease in the variable loan rate is required; any increase in the rate is optional. NLIC will not necessarily charge the maximum variable loan interest rate.
Allocation of Loans and Repayments
When a loan is made, a portion of the Policy Account Value equal to the amount of the loan is transferred from the Subaccounts to NLIC's General Account. Repayment of a loan will result in a transfer back to the Subaccounts. A loan and any repayment will be allocated among the Subaccounts based upon the net Policy Account Value of each Subaccount as of the date the loan or the repayment is made.
Effect of Loan
A loan taken from, or secured by, a Policy may, in certain circumstances, have adverse federal income tax consequences, see Federal Income Tax Considerations. A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the Death Benefit. Loan amounts are not affected by the investment performance of the Subaccounts.
Interest Rate Credited
The amount maintained in the General Account will not reflect the investment experience of the Subaccounts during the period the loan is outstanding. Instead, interest will be credited on each Policy Processing Day on the loaned amount at an annual rate 1.50% below the 8% or variable interest rate charged on the policy loan. Interest credited on the loaned amount is an obligation of NLIC's general account and is dependent on NLIC's financial strength and claims paying ability.
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Lapse with Loans Outstanding
The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences, see Tax Treatment of Policy Benefits.
Withdrawal of Excess Policy Account Value
The Owner may withdraw excess Policy Account Value from the Policy if two conditions are met. First, a cash withdrawal may be made only to the extent that the cash surrender value (the Policy Account Value minus any applicable surrender charge) is at least $300 more than an amount called the "Withdrawal Single Premium," which depends on the Insured's Attained Age. Second, a cash withdrawal may be made only if the amount withdrawn does not reduce the Policy's net loan value (Loan Value less existing policy loan and accrued interest) to zero, see Loan Privilege. Upon request, NLIC will tell the Owner how much may be withdrawn.
NLIC will process each withdrawal on the date it receives the Owner's request if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the request. NLIC generally will pay a withdrawal request within seven days after the Valuation Day when NLIC receives the request. NLIC may postpone payment of withdrawals under certain conditions.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
No more than four withdrawals may be made in a Policy Year. A withdrawal cannot be made for less than $300. Withdrawals cannot be repaid except as premium payments, subject to Premium Expense Charges, see Premium Expense Charge and any applicable limits on premium payments, see Payment and Allocation of Premiums. If the Owner does not specify an allocation for the withdrawal, it will be allocated among the Subaccounts based upon the net Policy Account Value of each Subaccount on the date of the withdrawal.
Calculation of Withdrawal Single Premium
The Withdrawal Single Premium is based on:
(1)	current cost of insurance rates;
(2)	expense charges described herein;
(3)	a Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;
(4)	an interest rate of 7½%; and
(5)	an amount sufficient to cover the cost of additional premiums for supplementary benefits and extra-premium class.
The Withdrawal Single Premium is the same as the Special Premium Payment Single Premium ("SPPSP") using the 7½% assumed rate (examples of the 7½% SPPSP are listed in Examples A and B), which is used to calculate whether the Special Premium Payment Provision goes into effect. Generally a withdrawal of excess cash cannot be made unless the Special Premium Payment Provision is in effect. There may be limited situations, however, where a cash withdrawal can be made although the Special Premium Payment Provision is not in effect, because the cash surrender value (Policy Account Value less any applicable Surrender Charge) may have increased since the SPPSP was last calculated. In addition, the Special Premium Payment Provision may be in effect during periods when cash withdrawals may not be made, for several reasons including: (1) the withdrawal provision depends on whether the cash surrender value exceeds the Withdrawal Single Premium, whereas the Special Premium Payment Provision depends on whether a larger amount, the Policy Account Value, exceeds the SPPSP; (2) the withdrawal provision is based on the 7½% SPPSP, whereas a smaller amount, the 9% SPPSP, is used to determine if the Special Premium Payment Provision will remain in effect for another year once it is in effect; and (3) since the minimum cash withdrawal is $300, cash withdrawals are permitted only if the cash surrender value is at least $300 greater than the Withdrawal Single Premium.
For Policies issued to residents of New York State, the amount that may be withdrawn is based on whether the cash surrender value is at least $300 more than the greater of the Withdrawal Single Premium and the Withdrawal Tabular Value.
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For a Policy with the Basic Death Benefit, the Withdrawal Tabular Value is calculated like the Policy Account Value of the Policy except that it is based on the following assumptions:
(1)	guaranteed (maximum) cost of insurance rates;
(2)	expense charges described herein;
(3)	a net investment return of 4½%;
(4)	payment of all scheduled premiums when due; and
(5)	no unscheduled premium payments or policy loans.
Because these assumptions are more conservative than the calculations used to calculate the Withdrawal Single Premium, for New York Policies, it is somewhat less likely under certain circumstances that there can be a withdrawal of excess Policy Account Value.
Effect of Withdrawal
Whenever a withdrawal is made, the Death Benefit will immediately be recalculated to take into account the reduction in Policy Account Value. This will not change the Guaranteed Minimum Death Benefit or the amount of scheduled premiums payable before the Premium Change Date. The amount of scheduled premiums after the Premium Change Date may be affected by withdrawals but in no event will they be greater than the amount set forth in the Policy. A withdrawal may, under certain circumstances, have adverse federal income tax consequences, see Tax Treatment of Policy Benefits.
Surrender Privilege
The Policy may be surrendered at any time while the Insured is living for its Net Cash Surrender Value. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. The Net Cash Surrender Value is the Policy Account Value minus any policy loan and accrued interest less any Surrender Charge. NLIC will assess a Surrender Charge if the Policy is surrendered before the 9th Policy Year (see Surrender Charge). NLIC will determine the Net Cash Surrender Value on the date it receives at its Service Center a surrender request signed by the Owner if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the surrender request. All coverage and benefits under the Policy will end on the day the Owner mails or otherwise sends the surrender request to NLIC. NLIC generally will pay the Net Cash Surrender Value to the Owner in a lump sum within seven days after it receives the Owner's completed, signed surrender request. NLIC may postpone payment of surrenders under certain conditions. Surrendering the Policy may have adverse federal income tax consequences, see Federal Income Tax Considerations.
Charges and Deductions
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:
Premium Tax Charge
Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate NLIC for paying state premium taxes. This charge is equal to 2.50% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. Premium taxes vary from state to state and the 2.50% is the average rate expected to be paid on premiums received in most states. This charge may be increased in certain localities when substantial additional premium taxes are assessed.
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Sales Charge
A charge of 5% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. This charge is deducted from each premium payment to partially compensate NLIC for the cost of selling the Policy. There also is a Contingent Deferred Sales Charge which is deducted only if the Policy is surrendered or lapses in the first nine Policy Years, see Contingent Deferred Sales Charge.
Premium Processing Charge
NLIC will deduct a charge of $1.00 from each premium payment to cover the cost of collecting and processing premium payments. Policies for which premiums are paid annually will therefore incur lower aggregate premium processing charges than Policies with premiums paid more frequently.
The Premium Tax Charge and Sales Charge are a percentage of each scheduled Base Premium and unscheduled premium. This means that the greater the amount and frequency of premium payments the Owner makes, the greater the amount of these charges NLIC will assess.
Surrender Charges
A Surrender Charge, which consists of a Contingent Deferred Administrative Charge and a Contingent Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 9th Policy Year. The Surrender Charge is deducted from the Subaccounts based on the proportion that the Owners' value in the Subaccounts bears to the total unloaned Policy Account Value of the Policy.
These Surrender Charges are designed partially to compensate NLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing policy records and Policy issue. NLIC does not expect the Surrender Charges to cover all of these costs. To the extent that they do not, NLIC will cover the short-fall from its General Account assets, which may include profits from the Mortality and Expense Risk Charge and Cost of Insurance Charge.
Contingent Deferred Administrative Charge. The Contingent Deferred Administrative Charge is as follows:
Policy Year	Charge per $1,000 Face Amount
1-5	$5.00
6	4.00
7	3.00
8	2.00
9	1.00
10	0
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge is to partially compensate NLIC for the cost of selling the Policy.
If the Special Premium Payment Provision has never been in effect as of the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:
•	the total premiums paid, less premium processing charges, to the date of surrender or lapse; and
•	the scheduled Base Premiums payable up to such date (scheduled Base Premiums are total scheduled premiums less premium processing charges and premiums for supplementary benefits and for extra-premium class);
If the Special Premium Payment Provision has been in effect prior to the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:
•	the total premiums paid, less premium processing charges, to the date of surrender or lapse; or
•	the scheduled Base Premium that would have been payable up to such date if the Special Premium Payment Provision had never been in effect.
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The maximum Contingent Deferred Sales Charge is an amount equal to 25% of the 1st year's scheduled Base Premium, plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5. Expressed differently, this equals 9% of the total scheduled Base Premiums for Policy Years 1 through 5. The maximum Contingent Deferred Sales Charge will be applied to Policies that lapse or are surrendered during Policy Year 5. Thereafter, the Contingent Deferred Sales Charge will be reduced each year until it becomes zero in Policy Years 10 and thereafter.
The following table shows the rates that will apply when Policies with premiums payable annually (and for Insureds with an Issue Age of 65 or less) are surrendered or lapse.
For Policies Which Are Surrendered or Lapse During Policy Year	The Contingent Deferred Sales Charge Rates Will Be The Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Up to the Date of Surrender or Lapse
1	25%	25.00%
2	30%	15.00%
3	35%	11.66%
4	40%	10.00%
5	45%	9.00%
6	40%	6.66%
7	30%	4.28%
8	20%	2.50%
9	10%	1.11%
10 and later	0%	0%
For Insureds whose Issue Age is above 65, the rates that will apply when Policies with premiums payable annually are surrendered or lapse will be less than or equal to those shown in the table above.
For Policies with premiums payable more frequently than annually, the maximum Contingent Deferred Sales Charge is also 25% of the first year's scheduled Base Premiums due on or before the date of surrender or lapse plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5 which are payable on or before the date of surrender or lapse (or the same percentages of total premiums paid, if less). The charge declines uniformly in Policy Years 6 through 9 until it becomes zero for Policy Years 10 and thereafter. Although the rate of the Contingent Deferred Sales Charges is the same for annual premium Policies and Policies with premiums paid more frequently than annually, for Policies surrendered at the end of a Policy Year, the dollar amount of this charge will be higher for Policies with premiums paid more frequently than for annual premium Policies because the total amount of the scheduled premiums is higher.
NLIC will waive the surrender charge of the policy if the policy owner elects to surrender the policy in exchange for a plan of permanent fixed life insurance offered by NLIC subject to the following:
•	the exchange and waiver may be subject to the policy owner providing NLIC new evidence of insurability and our underwriting approval; and
•	the Disability Waiver of Premium Rider has not been elected .
NLIC may impose a new surrender charge on the policy received in the exchange.
Monthly Deductions
Charges will be deducted from the Policy's Policy Account Value on the Policy Date and on each Policy Processing Day to compensate NLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of five components – (a) the Cost of Insurance Charge, (b) Administration Charge, (c) Minimum Death Benefit Guarantee Charge, (d) 1st Year Policy Charge, and (e) Supplementary Benefit Charge. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts based on the proportion that the Owner's value in the Subaccounts bears to the total unloaned Policy Account Value of the Policy.
Cost of Insurance
Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. NLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month. If any unscheduled premium payments are made, this charge may be slightly higher for a Policy with the Increasing Death Benefit than for the same Policy with the Basic Death Benefit.
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The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy's Policy Account Value. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option chosen, and withdrawal of excess Policy Account Value. In calculating the Cost of Insurance Charge, the rate for the Premium Class on the Policy Processing Day is applied to the Net Amount at Risk.
Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner. NLIC expects to profit from Cost of Insurance Charges and may use these profits for any lawful purpose including covering distribution expenses.
Cost of Insurance Rate
The cost of insurance rate is based on the Attained Age, Sex, and Premium Class of the Insured. The actual monthly cost of insurance rates will be based on NLIC's expectations as to future mortality and expense experience. Current and guaranteed monthly cost of insurance rates established at issue generally increase year over year to reflect expectations that mortality and underwriting risks generally increase as the Insured's Attained Age and the length of time the Policy has been In Force increase. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. The guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum Cost of Insurance Charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of two standard classes – smoker and nonsmoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Administration Charge
A monthly Administration Charge of $3.25 and $0.015 per $1,000 of Face Amount is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
Minimum Death Benefit Guarantee Charge
This charge compensates NLIC for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, as long as required scheduled premiums are paid when due the Death Benefit will never be less than the Face Amount of the Policy if the Basic Death Benefit applies and the Face Amount of the Policy plus the sum of unscheduled premiums received by NLIC as of the date of death if the Increasing Death Benefit applies. This charge is equal to $0.01 per $1,000 of the applicable Guaranteed Minimum Death Benefit. For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the deduction will be $0.50 per month or $6.00 per year.
First Year Policy Charge
A charge of $5.00 will be deducted on each of the first 12 Policy Processing Days. This charge in conjunction with the Contingent Deferred Administrative Charge compensates NLIC for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy.
Supplementary Benefit Charge
If the Special Premium Payment Provision is in effect, charges for any supplementary benefits or for extra-premium class will be deducted on each Policy Processing Day a scheduled premium otherwise would be due. These charges will be 92.5% of the premiums otherwise payable for these benefits.
Mortality and Expense Risk Charge
A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate NLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.60% (or a daily rate of 0.001644) of the average daily net assets of each Subaccount. The mortality risk assumed by NLIC is that
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Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.
If the Mortality and Expense Risk Charge proves insufficient, NLIC will provide for all death benefits and expenses and any loss will be borne by NLIC. Conversely, NLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.
Transfer Charge
NLIC currently allows make four transfers among the Subaccounts each Policy Year with no additional charge.
•	NLIC deducts $25 for the 5th and each additional transfer made during a Policy Year to compensate for the costs of processing these transfers. NLIC deducts the transfer charge from the amount being transferred.
•	for purposes of assessing the transfer charge, NLIC considers each telephone, fax, email, or written request to be one transfer, regardless of the number of Subaccounts affected by the transfer.
•	transfers due to automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges either an annual fixed interest rate of 8.00% or a variable loan interest rate on policy loans. The maximum variable interest rate is the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Services, Inc.
After offsetting the interest NLIC guarantees it will credit on loaned amounts, which is equal to an annual rate of 1.50% below the 8.00% fixed interest rate or variable loan interest rate, the net cost of loans is 1.50% (annually).
Charge for Income Taxes
NLIC currently does not charge the Separate Account for its corporate federal income taxes. However, NLIC may make such a charge in the future if there are any taxes that are attributable to that account. Charges for other applicable taxes attributable to the account also may be made.
Guarantee of Certain Charges
NLIC guarantees that it will not increase the charges deducted from premiums, and the charge to the Separate Account for mortality and expense risks.
Other Charges
The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described in the prospectuses of the Funds.
Ownership and Beneficiary Rights
The Owner is the Insured unless a different Owner is named in the Application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by NLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences. Any assignment must be in writing and will become effective on the date we record it at our home office. All assignments will be subject to our approval, any outstanding policy loans, policy liens, garnishments, court orders, and any previous assignments.
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The principal right of the Beneficiary is the right to receive the Proceeds under the Policy. Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Proceeds intended for a minor’s benefit.
Modifying the Policy
Any modification or waiver of NLIC's rights or requirements under the Policy must be in writing and signed by NLIC's president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice to the Owner, NLIC may modify the Policy:
•	to conform the Policy, NLIC's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, NLIC, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, NLIC reserves the right to amend the provision to conform with these laws.
Contacting the Service Center
Written requests for transactions, information, paperwork or other services are accepted at NLIC’s Service Center at P.O. Box 182021, Columbus, Ohio 43218-2021.
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
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NLIC’s variable life insurance business is highly dependent upon the effective operation of its computer systems and those of its business partners, so its business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries and other affiliated or third-party service providers may adversely affect NLIC and policy values. For instance, cyber-attacks may interfere with the ability of NLIC to process policy transactions, including the processing of orders from NLIC’s website or with the underlying mutual funds, impact NLIC’s ability to calculate Policy Account Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject NLIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There can be no assurance that NLIC or the underlying mutual funds or NLIC’s service providers will avoid losses affecting policies due to cyber-attacks or information security breaches in the future.
Dividends
The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:
(a)	paid in cash; or
(b)	applied as a scheduled or unscheduled Net Premium.
The Owner must choose an option at the time the Application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to NLIC.
For Policies sold in New York State, if dividends are ever declared they will be paid under one of the options above, or left to accumulate at interest or used to buy paid-up additions, as chosen by the Owner.
Supplementary Benefits
The following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and most must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction (see Fee Table).
An Owner's agent can help determine whether any of the riders are suitable. For example, an Owner should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Guaranteed Purchase Option rider. Even though the death benefit coverage may be the same (regardless of whether an Owner purchases coverage under the Policy only or in combination with this rider), there may be important cost differences between the Policy and the rider. The most important factors that will affect an Owner's decision are (a) the amount of premiums an Owner pays, (b) the Cost of Insurance Charges under the Policy and under the rider, (c) the investment performance of the Subaccounts in which an Owner allocates premiums, (d) an Owner's level of risk tolerance, and (e) the length of time an Owner plans to hold the Policy. Owners should carefully evaluate all of these factors and discuss all of these options with their agents. For more information on electing a rider, contact the Service Center for a free copy of the SAI, and for personalized illustrations that show different combinations of the Policy with various riders. These riders may not be available in all states. Please contact the Service Center for further details.
NLIC currently offers the following riders under the Policy:
•	Disability Waiver of Premium;
•	Accelerated Death Benefit;
•	Accidental Death Benefit; and
•	Guaranteed Purchase Option.
Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the
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Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on ten million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
H.R. 1, the Tax Cuts and Jobs Act (the "Act") enacted on December 22, 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.
Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
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To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductible. Also, if a loan from a policy that is not a modified endowment contract is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
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When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid at any time during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.
Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the policy, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (single, or head of household (with qualifying person, or qualifying widow(er) with dependent child)). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2018, that amount is $12,500.
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Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the Cash Surrender Value over the investment in the policy would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period.
Section 6050Y, enacted by H.R. 1, the Tax Cuts and Jobs Act enacted on December 22, 2017, provides that for purposes of calculating gain on the sale of a life insurance policy, the owner’s basis in the life insurance policy is not adjusted for cost of insurance (COI) charges. This reverses the IRS’s position in Revenue Ruling 2009-13 that on the sale of a cash value life insurance policy, the seller’s basis in the policy is reduced by previously imposed COI charges.
Section 6050Y also provides special tax reporting requirements surrounding the post issue sale of a life insurance policy or the transfer of a life insurance policy to a foreign person. The provision would apply to the sale of a life insurance policy or the transfer of a life insurance policy to a foreign person that occurs on or after January 1, 2018.
Section 6050Y requires the buyer of a post issue life insurance policy purchased in a reportable policy sale to report information about the purchase to the IRS and the insurance company that issued the policy. A reportable policy sale is the direct or indirect acquisition of any interest in a life insurance policy where the buyer has no substantial family, business, or financial relationship with the insured apart from the buyer’s interest in the life insurance policy. The buyer is required to provide the following information: 1) the buyer’s name, address, and taxpayer identification number ("TIN"), 2) the name, address, and TIN of the payment recipient’s in the reportable policy sale, 3) the date of the sale, 4) the name of the issuer, and 5) the amount of each payment.
Upon receipt of the report from the buyer of a reportable policy sale or the receipt of any notice of a transfer of a life insurance policy to a foreign person, the issuer of the policy is required to report the following information: 1) the name, address, and TIN of the seller or transferor to a foreign person, 2) the basis or investment of the policy within the meaning of section 72(e)(6), and 3) the policy number of the policy.
Upon later payment of the death benefit proceeds under a policy that was transferred in a reportable policy sale, the issuer of the life insurance policy is required to report the following information about the payment of the death benefit proceeds to the IRS and to the recipient: 1) name, address, and TIN of the person making the payment, 2) name, address, and TIN of the recipient of the payment, 3) the date of the payment, 4) the gross amount of the payment, 5) the payor’s estimate of the buyer’s basis in the policy.
Section 6050Y also provides that the exceptions to the transfer for value rules are not available to the transfer of any interest in a life insurance policy that is a reportable policy sale. Therefore, some portion of the death benefit proceeds that will be payable under the policy could be taxable.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
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If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid (see, Sale of Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under Section 101 of the Code. In this situation the distribution is treated as paid by reason of death of the insured and will generally be excluded from the beneficiary’s gross income under Section 101 of the Code.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire
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death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
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Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or done spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
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Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example, the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
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If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual registered representatives typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC’s products. The firms determine how these allowances are spent. Consult a registered representative for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
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An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC’s affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC’s affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC’s affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by NLIC in promoting, marketing and administering the contracts and underlying funds. NLIC may realize a profit on the payments received.
NLIC or NLIC‘s affiliates receive the following types of payments:
•	Portfolio 12b-1 fees, which are deducted from Portfolio assets;
•	sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•	payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC’s affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments NLIC Receives
For the year ended December 31, 2014, the Portfolio payments NLIC and NLIC’s affiliates received from the Portfolios did not exceed 0.75% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC’s affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC’s affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC’s affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC’s affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
For Policies owned by an employer sponsored retirement plan, upon a plan trustee’s request, NLIC will provide a best estimate of plan-specific, aggregate data regarding the amount Portfolio payments NLIC received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as the calendar year.
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC’s affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC’s affiliates.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
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State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company maintains Professional Liability Insurance and Director and Officer Liability insurance policies that may cover losses for certain legal and regulatory proceedings. The Company will make adequate provision for any probable and reasonably estimable recoveries under such policies.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or their affiliates, the Company is cooperating with regulators. The Company will cooperate with its ultimate parent company, Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC’s operations. In addition, recent regulatory activity, including state and federal regulatory activity related to fiduciary standards, may impact the Company’s business and operations, and certain estimates and assumptions used by the Company in determining the amounts presented in the combined financial statements and accompanying notes. Actual results could differ significantly from those estimates and assumptions.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation that is likely to have a material adverse effect on its ability to perform its contract with the separate account.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide’s ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.
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Definitions
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Base Premium – Total scheduled premium minus the premium processing charge and any premium for supplementary benefits and extra-premium class.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Proceeds when the Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.
Death Benefit – The greatest of: (1) the applicable Guaranteed Minimum Death Benefit for the Policy; (2) the Face Amount plus the amount by which the Policy Account Value on the date of death exceeds the appropriate Special Premium Payment Single Premium; or (3) the Policy Account Value on the date of death times the appropriate Death Benefit Factor. This amount is adjusted to determine the Proceeds at death which is paid to the Beneficiary.
Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than to reinstate a Policy.
Face Amount – The Face Amount is specified in the Policy. If scheduled premiums are paid when due and there are no outstanding policy loans, this will be the minimum Death Benefit. The Owner may not increase or decrease the Face Amount.
Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Insured – The person whose life NLIC insures under the policy and whose death triggers the payment of the Death Benefit.
Investment Experience – The market performance of a portfolio/Sub-Account.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Loan Value – The maximum amount that may be borrowed under the Policy.
Minimum Face Amount – The Minimum Face Amount is $50,000.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the Cost of Insurance Charge, Administration Charge, Minimum Death Benefit Guarantee Charge, First Year Policy Charge, and the Supplementary Benefit Charge.
Net Amount at Risk – The amount by which the Death Benefit exceeds the Policy Account Value.
Net Cash Surrender Value – The Policy Account Value minus any applicable Surrender Charge and any outstanding policy loans and accrued interest.
Net Premiums – The remainder of a Base Premium after deduction of the 7½% charge for sales load and state premium tax or the remainder of an unscheduled premium after deduction of the Premium Expense Charge.
Owner, or the policy owner – The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.
Policy Account Value, or Cash Value – The total amount invested under the Policy. It is the sum of the Policy Account Values in the Subaccounts. If there is an outstanding policy loan, the Policy Account Value in the General Account will be added to the Policy Account Value of the Subaccounts to determine the Policy Account Value of the Policy.
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Policy Date – The date set forth in the Policy that is used to determine Policy Anniversaries, Policy Years and Policy Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.
Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The 1st Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are non-smoker and smoker. There also are classes with extra ratings.
Premium Expense Charge – The amount deducted from a premium payment which consists of the Premium Processing Charge, the Sales Charge, and the state and local premium tax charge.
Proceeds – The net amount to be paid to the Beneficiary when the Insured dies or when the Policy is surrendered.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. To obtain a copy of the SAI, write or call the Service Center.
Special Premium Payment Single Premium – An amount used to determine whether the Owner is required to pay scheduled premiums to keep the Policy in full force.
Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the Policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is NLIC’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our NLIC’s operations processing facility.
Subaccount – A division of the Separate Account. The assets of each Subaccount are invested exclusively in a corresponding Portfolio that is part of one of the Funds.
Surrender Charge – The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first nine Policy Years.
NLIC, Nationwide, or the company – Nationwide Life Insurance Company.
Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to the Separate Account's portfolio of securities to materially affect the value of the Separate Account. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.
Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.
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Appendix A: Calculation of Net Investment Factor and Policy Account Value of the Policy
Following is a description of how the net investment factor is calculated and how the net investment factor is used to determine the Policy Account Value of the Policy.
Net Investment Factor
Each Separate Account has its own net investment factor. The net investment factor of the Separate Account for a Valuation Period is a divided by b, minus c, where:
(a)	is:
(1)	the value of the assets in the Separate Account for the preceding Valuation Period; plus
(2)	the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the net investment factor is being determined; minus
(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus
(4)	any amount charged against the Separate Account for taxes, or any amount NLIC sets aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and
(b)	is the value of the assets for the preceding Valuation Period; and
(c)	is a charge no greater than 0.60% per year (.001644% for each day in the Valuation Period) for mortality and expense risks.
The charge in c. is expressed as a percentage of assets in the Subaccount at the beginning of each day during the Valuation Period.
Calculation of Policy Account Value
When the first net scheduled premium is allocated to the Separate Account, the Policy Account Value of each Subaccount on the Policy Date will equal the Net Premium allocated to that Subaccount minus the first Monthly Deduction allocated to that Subaccount. Thereafter, on each Valuation Day, the Policy Account Value of each Subaccount will equal:
(1)	the Policy Account Value of the Subaccount on the previous Valuation Day times the net investment factor for the current Valuation Period; plus
(2)	any Net Premiums received during the current Valuation Period which are allocated to that Separate Account; plus
(3)	any Policy Account Value which, during the current Valuation Period:
(a)	is transferred to the Separate Account from the General Account when any loan amount is repaid, including interest credited to loaned amounts; and/or
(b)	is transferred to the Subaccount from another Subaccount when requested by the Owner; minus
(4)	any Policy Account Value which, during the current Valuation Period:
(a)	is transferred from the Separate Account to the General Account when the Owner borrows on the Policy or fails to pay interest when due; and/or
(b)	is transferred from the Subaccount to another Subaccount when requested by the Owner; plus
(5)	any dividends credited to the Separate Account during the current Valuation Period; minus
(6)	the Monthly Deductions allocated to the Separate Account during the current Valuation Period; minus
(7)	any partial withdrawals during the current Valuation Period which are allocated to the Separate Account.
The Policy Account Value of the Policy is equal to: (a) the sum of the Policy Account Value of each Subaccount; plus (b) the Policy Account Value in the General Account attributable to any outstanding policy loans.
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Appendix B: Portfolio Information
This appendix contains information about the Funds in which the Subaccounts invest. The Funds in which the Subaccounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.

Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares
Investment Advisor:	Fred Alger Management, Inc.
Investment Objective:	Long-term capital appreciation.
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Money Management, Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High total return.
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.
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MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.
Nationwide Variable Insurance Trust - BlackRock NVIT Equity Dividend Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management, LLC and Standard Life Investments (Corporate Funds) Limited
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Boston Advisors, LLC
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Thompson, Siegel & Walmsley LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class IV
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Thompson, Siegel & Walmsley LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Investment Advisers LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
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Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Jacobs Levy Equity Management, Inc.; OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term growth of capital.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AQR Capital Management, LLC
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I
Investment Advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
VanEck VIP Trust - VanEck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
VanEck VIP Trust - VanEck VIP Unconstrained Emerging Markets Bond Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	High total return – income plus capital appreciation – by investing globally, primarily in a variety of debt securities.
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Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-800-688-5177
•	by mail to Nationwide Life Insurance Company
P. O. Box 182928
Columbus, OH 43218-2928
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-04460
Securities Act of 1933 Registration File No. 333-164118

Options
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P. O. Box 182928
Columbus, OH 43218-2928
1-800-688-5177
TDD: 1-800-238-3035
1-888-677-7393
STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Premium Variable Life Insurance Policy
This Statement of Additional Information ("SAI") contains additional information regarding the Individual Modified Premium Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2018 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.
The date of this Statement of Additional Information is May 1, 2018.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
Right to Contest the Policy
In issuing the Policy, Nationwide relies on all statements made by or for the Owner and/or the Insured in the Application or in a supplemental Application. Therefore, Nationwide may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental Application).
However, the Policy will not be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Issue Date. Likewise, any Policy change that requires Evidence of Insurability or any reinstatement of the Policy will not be contested after such change or reinstatement has been in effect during the Insured's lifetime for two years.
Misstatement of Age or Sex
If the Insured's age or sex has been misstated in the Application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.
In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) Nationwide's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.
Assignment
The Owner may assign any and all rights under the Policy. No assignment binds Nationwide unless in writing and received by Nationwide at its Service Center. Nationwide assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan, Policy liens, garnishments, court orders, or any previous assignments. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.
Beneficiary
The Beneficiary is designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to Nationwide. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.
Change of Owner or Beneficiary
As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to Nationwide. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by Nationwide. Nationwide will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences.
2

Premium Classes
NLIC currently places each Insured into one of two standard Premium Classes – nonsmoker and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings. Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.
Since the nonsmoker designation is not available for Insureds under Attained Age 22 (21 in Texas), shortly before an Insured attains age 22, NLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the Application, cost of insurance rates will be based on the Premium Class shown in the Policy. However, if the Insured returns the Application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
Effect of Policy Loans
Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The death proceeds will be reduced by the amount of any outstanding Policy loan.
Delays in Payments of Policy Benefits
Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after Nationwide receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.
If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by Nationwide or required by law is paid on the Insurance Proceeds from the date of death until payment is made.
Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at Nationwide's Service Center in a form satisfactory to Nationwide.
Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by Nationwide of all required documents. However, Nationwide may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of Nationwide policyholders. As to amounts allocated to the Guaranteed Account, Nationwide may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after Nationwide receives a payment request at its Service Center. Nationwide will pay interest, at a rate of 3% a year, on any payment Nationwide defers for 30 days or more as described above.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a premium payment. Nationwide also may be required to provide additional information about an Owner's account to government regulators. In addition, Nationwide also may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.
The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary is changed, any prior arrangements with respect to the payment option will be canceled.
3

Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•	the number of Insureds;
•	the size of the group of purchasers;
•	the total Premium expected to be paid;
•	total assets under management for the Owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the Policies are being purchased;
•	the expected persistency of individual Policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•	Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•	Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1- month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•	Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•	Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•	Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•	the Final Policy Date;
•	the end of the Grace Period without a sufficient payment;
4

•	the date the Insured dies; or
•	the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Supplemental Benefits and Riders
Accelerated Death Benefit Rider
Applicants residing in states that have approved the Accelerated Death Benefit rider (the "ADBR") may generally elect to add it to their Policy at any time, subject to NLIC receiving satisfactory additional Evidence of Insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state to state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.
The ADBR permits the Owner to receive, at his or her request and upon approval by NLIC, an accelerated payment of part of the Policy's Death Benefit generally when one of the following two events occurs:
(1)	Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or
(2)	Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a nursing care facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.
There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.
Tax Consequences of the Rider. The federal income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, Owners should consult a tax adviser before adding the ADBR to the Policy or requesting an accelerated death benefit.
5

Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by NLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term eligible Death Benefit under the ADBR means:
The Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by NLIC, minus:
(1)	any dividend accumulations;
(2)	any dividends due and not paid;
(3)	any dividend payable at death if the Insured died at such time;
(4)	any premium refund payable at death if the Insured died at such time; and
(5)	any insurance payable under the terms of any other rider attached to a Policy.
An Owner must submit written notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay premiums and policy loan interest. There are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Proceeds under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit due proof of eligibility and a completed claim form to NLIC at its Service Center. Due proof of eligibility means a written certification (described more fully in the ADBR), in a form acceptable to NLIC, from a treating physician stating that the Insured has a terminal illness or is expected to be permanently confined in a nursing care facility. NLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment the accelerated death benefit. NLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the terminal illness or permanent confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.
Operation of the Rider. The accelerated death benefit is made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved, resulting in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy. To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "Death Benefit lien") in the amount of this advance. Interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon is subtracted from the amount of Proceeds at death.
Effect on Existing Policy. The Proceeds at death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any Death Benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a surrender, a policy loan, or a withdrawal of excess Policy Account Value, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding Death Benefit lien plus accrued interest. Therefore, depending upon the size of the Death Benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero. Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned premiums and policy loan interest may be paid automatically through additional accelerated death benefits. In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the Death Benefit lien exceeds the Proceeds.
Other Riders
In addition to the ADBR, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deductions.
6

•	Disability Waiver of Premium. Providing that in the event of the Insured's total disability before the Policy Anniversary nearest the Insured's 60th birthday and continuing for at least 90 days (where permitted), NLIC will waive all scheduled premiums after the commencement and during the continuance of such disability. NLIC may offer a 180 day extended waiting period for certain Insureds who do not qualify for the normal 90 day period.
•	Accidental Death Benefit. Providing for an additional fixed amount of Death Benefit in the event the Insured dies from accidental bodily injury before the Policy Anniversary nearest the Insured's 70th birthday.
•	Guaranteed Purchase Option. Providing that the Owner may purchase additional insurance on the Insured's life at specified times without Evidence of Insurability and under certain other circumstances.
Illustrations
Before you purchase the Policy and after the first Policy Anniversary, upon your request, you may ask for an illustration of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested. Illustrations are provided free of charge.
Performance Data
Rating Agencies
Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate Nationwide. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the Variable Account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Money Market Yields
Nationwide may advertise the "yield" and "effective yield" for the money market Sub-Account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.
Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.
Historical Performance of the Sub-Accounts
Nationwide will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the
7

needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Additional Information
Potential Conflicts of Interest
Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with Nationwide or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interest of Owners whose Policy Account Values are allocated to the Subaccounts and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.
Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Nationwide will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same
8

age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•	the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•	the current Net Cash Surrender Value;
•	the current death benefit;
•	the current amount of any Indebtedness;
•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•	any other information required by law.
Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
9

On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies. The Nationwide group of companies is one of America’s largest insurance and financial services family of companies, with combined assets of over $197 billion as of December 31, 2015.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account’s last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
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Financial Statements
All financial statements included in the SAI should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
11

NATIONWIDE

PROVIDENT

VLI SEPARATE

ACCOUNT 1

Annual Report

to

Contract Owners

December 31, 2017

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and subsidiaries and

Contract Owners of Nationwide Provident VLI Separate Account 1:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Provident VLI Separate Account 1 (comprised of the sub-accounts listed in the Appendix, (collectively, “the Accounts”)), as of December 31, 2017, and the related statements of operations for the year or period then ended indicated in the Appendix, the statements of changes in contract owners’ equity for each of the years or periods in the two-year period then ended indicated in the Appendix, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2017, the results of their operations for the year or period then ended, the changes in contract owners’ equity for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company and subsidiaries separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company and subsidiaries separate account investment companies since at least 1981.

Columbus, Ohio

March 16, 2018

Appendix

We have audited the following sub-accounts’ Statements of Operations and Statements of Changes in Contract Owners’ Equity for the periods indicated.

Sub-account	Financial Statement	Period

Putnam Investments VT Growth Opportunities Fund: Class IB (PVGOB)
	Statement of Operations	Year ended December 31, 2017
	Statements of Changes in Contract Owners’ Equity	November 17, 2016 to December 31, 2016 and the year ended December 31, 2017
Putnam Investments VT Equity Income Fund: Class IB (PVEIB)
	Statement of Operations	August 1, 2017 to December 31, 2017
	Statement of Changes in Contract Owners’ Equity	August 1, 2017 to December 31, 2017

We have audited the following sub-accounts’ Statements of Operations for the year ended December 31, 2017 and Statements of Changes in Contract Owners’ Equity for each of the years in the two-year period ended December 31, 2017.

ALGER AMERICAN FUNDS

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

AB FUNDS

VPS Growth and Income Portfolio - Class A (ALVGIA)

VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)

AMERICAN CENTURY INVESTORS, INC.

VP Income & Growth Fund - Class I (ACVIG)

VP Inflation Protection Fund - Class II (ACVIP2)

VP International Fund - Class I (ACVI)

VP Mid Cap Value Fund - Class I (ACVMV1)

VP Ultra(R) Fund - Class I (ACVU1)

BLACKROCK FUNDS

Global Allocation V.I. Fund - Class II (MLVGA2)

DREYFUS CORPORATION

Small Cap Stock Index Portfolio - Service Shares (DVSCS)

Stock Index Fund, Inc. - Initial Shares (DSIF)

Appreciation Portfolio - Initial Shares (DCAP)

Opportunistic Small Cap Portfolio - Initial Shares (DSC)

FEDERATED INVESTORS

Managed Tail Risk Fund II - Primary Shares (FVCA2P)

Quality Bond Fund II - Primary Shares (FQB)

FIDELITY INVESTMENTS

Equity-Income Portfolio - Initial Class (FEIP)

High Income Portfolio - Initial Class (FHIP)

VIP Asset Manager Portfolio - Initial Class (FAMP)

VIP Energy Portfolio - Service Class 2 (FNRS2)

VIP Equity-Income Portfolio - Service Class (FEIS)

VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)

VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)

VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)

VIP Growth Portfolio - Initial Class (FGP)

VIP Growth Portfolio - Service Class (FGS)

VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)

VIP Mid Cap Portfolio - Service Class (FMCS)

VIP Overseas Portfolio - Initial Class (FOP)

VIP Overseas Portfolio - Service Class (FOS)

VIP Value Strategies Portfolio - Service Class (FVSS)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Rising Dividends Securities Fund - Class 1 (FTVRDI)

Small Cap Value Securities Fund - Class 1 (FTVSVI)

Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)

Templeton Foreign Securities Fund - Class 1 (TIF)

Templeton Global Bond Securities Fund - Class 2 (FTVGI2)

VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)

INVESCO INVESTMENTS

VI American Franchise Fund - Series I Shares (ACEG)

VI Value Opportunities Fund - Series I Shares (AVBVI)

Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)

JANUS HENDERSON INVESTORS

Balanced Portfolio: Service Shares (JABS)

Forty Portfolio: Service Shares (JACAS)

Global Technology Portfolio: Service Shares (JAGTS)

Overseas Portfolio: Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)

Value Series - Initial Class (MVFIC)

Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)

MORGAN STANLEY

Core Plus Fixed Income Portfolio - Class I (MSVFI)

Emerging Markets Debt Portfolio - Class I (MSEM)

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)

American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)

American Funds NVIT Bond Fund - Class II (GVABD2)

American Funds NVIT Global Growth Fund - Class II (GVAGG2)

American Funds NVIT Growth Fund - Class II (GVAGR2)

American Funds NVIT Growth-Income Fund - Class II (GVAGI2)

Federated NVIT High Income Bond Fund - Class I (HIBF)

NVIT Emerging Markets Fund - Class I (GEM)

NVIT International Equity Fund - Class I (GIG)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)

Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

NVIT Cardinal Aggressive Fund - Class I (NVCRA1)

NVIT Cardinal Balanced Fund - Class I (NVCRB1)

NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)

NVIT Cardinal Conservative Fund - Class I (NVCCN1)

NVIT Cardinal Moderate Fund - Class I (NVCMD1)

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)

NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)

NVIT Core Bond Fund - Class I (NVCBD1)

NVIT Core Plus Bond Fund - Class I (NVLCP1)

NVIT Nationwide Fund - Class IV (TRF4)

NVIT Government Bond Fund - Class I (GBF)

NVIT Government Bond Fund - Class IV (GBF4)

NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)

NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)

NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)

NVIT Investor Destinations Moderate Fund - Class II (GVIDM)

NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)

NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)

NVIT Mid Cap Index Fund - Class I (MCIF)

NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)

NVIT Multi-Manager International Value Fund - Class I (GVDIVI)

NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)

NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)

NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)

NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)

NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)

NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)

NVIT Multi-Manager Small Company Fund - Class IV (SCF4)

NVIT Multi-Sector Bond Fund - Class I (MSBF)

NVIT S&P 500 Index Fund - Class IV (GVEX4)

NVIT Short Term Bond Fund - Class II (NVSTB2)

NVIT Large Cap Growth Fund - Class I (NVOLG1)

Templeton NVIT International Value Fund - Class III (NVTIV3)

Invesco NVIT Comstock Value Fund - Class IV (EIF4)

NVIT Real Estate Fund - Class I (NVRE1)

NVIT Money Market Fund - Class IV (SAM4)

NEUBERGER & BERMAN MANAGEMENT, INC.

Short Duration Bond Portfolio - I Class Shares (AMTB)

Mid-Cap Growth Portfolio - I Class Shares (AMCG)

Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)

Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)

Socially Responsive Portfolio - I Class Shares (AMSRS)

OPPENHEIMER FUNDS

Global Securities Fund/VA - Non-Service Shares (OVGS)

Main Street Fund(R)/VA - Non-Service Shares (OVGI)

Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)

Global Strategic Income Fund/VA - Non-service Shares (OVSB)

PIMCO FUNDS

Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)

Low Duration Portfolio - Administrative Class (PMVLDA)

Total Return Portfolio - Administrative Class (PMVTRA)

PUTNAM INVESTMENTS

VT International Equity Fund: Class IB (PVTIGB)

T. ROWE PRICE

Health Sciences Portfolio - II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)

VIP Trust Emerging Markets Fund - Initial Class (VWEM)

VIP Trust Global Hard Assets Fund - Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Variable Insurance Fund - Equity Income Portfolio (VVEI)

Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

WADDELL & REED, INC.

Variable Insurance Portfolios - Asset Strategy (WRASP)

WELLS FARGO FUNDS

Wells Fargo Variable Trust - VT Discovery Fund: Class 2 (SVDF)

Advantage VT Opportunity Fund - Class 2 (SVOF)

Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2017

Assets:
Investments at fair value:
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
1,020,386 shares (cost $25,038,842)	$24,642,327
VPS Growth and Income Portfolio - Class A (ALVGIA)
76,141 shares (cost $2,078,103)	2,539,295
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
147,527 shares (cost $2,953,444)	3,198,387
VP Income & Growth Fund - Class I (ACVIG)
204,334 shares (cost $1,773,485)	2,188,422
VP Inflation Protection Fund - Class II (ACVIP2)
127,354 shares (cost $1,377,028)	1,300,286
VP International Fund - Class I (ACVI)
25,668 shares (cost $241,385)	312,635
VP Mid Cap Value Fund - Class I (ACVMV1)
76,191 shares (cost $1,431,277)	1,733,338
VP Ultra(R) Fund - Class I (ACVU1)
5,449 shares (cost $83,589)	105,378
Global Allocation V.I. Fund - Class II (MLVGA2)
84,608 shares (cost $1,388,263)	1,456,100
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
597,756 shares (cost $9,342,079)	12,026,859
Stock Index Fund, Inc. - Initial Shares (DSIF)
207,540 shares (cost $7,803,593)	11,099,226
Appreciation Portfolio - Initial Shares (DCAP)
68,477 shares (cost $2,793,755)	3,061,599
Opportunistic Small Cap Portfolio - Initial Shares (DSC)
16,650 shares (cost $765,131)	1,014,299
Managed Tail Risk Fund II - Primary Shares (FVCA2P)
12,761 shares (cost $72,257)	66,998
Quality Bond Fund II - Primary Shares (FQB)
203,248 shares (cost $2,293,155)	2,245,887
Equity-Income Portfolio - Initial Class (FEIP)
3,717,503 shares (cost $72,880,897)	88,811,140
High Income Portfolio - Initial Class (FHIP)
1,838,110 shares (cost $9,892,410)	10,017,697
VIP Asset Manager Portfolio - Initial Class (FAMP)
1,842,278 shares (cost $26,748,762)	28,057,893
VIP Energy Portfolio - Service Class 2 (FNRS2)
70,346 shares (cost $1,402,008)	1,389,328
VIP Equity-Income Portfolio - Service Class (FEIS)
264,914 shares (cost $5,465,654)	6,296,994
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
8,937 shares (cost $107,692)	119,850
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
154,008 shares (cost $1,786,434)	2,154,574
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
187,332 shares (cost $2,160,793)	2,742,535
VIP Growth Portfolio - Initial Class (FGP)
1,951,038 shares (cost $81,142,576)	144,474,367
VIP Growth Portfolio - Service Class (FGS)
56,520 shares (cost $2,452,529)	4,168,948
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
1,793,116 shares (cost $23,113,751)	22,951,880
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
133,379 shares (cost $1,702,605)	1,688,581
VIP Mid Cap Portfolio - Service Class (FMCS)
291,138 shares (cost $9,464,529)	11,237,921
VIP Overseas Portfolio - Initial Class (FOP)
1,389,175 shares (cost $27,830,201)	31,770,423
VIP Overseas Portfolio - Service Class (FOS)

163,380 shares (cost $3,279,932)	$3,720,161
VIP Value Strategies Portfolio - Service Class (FVSS)
156,589 shares (cost $1,939,633)	2,228,265
Rising Dividends Securities Fund - Class 1 (FTVRDI)
250,961 shares (cost $6,306,736)	7,330,563
Small Cap Value Securities Fund - Class 1 (FTVSVI)
287,275 shares (cost $5,305,161)	5,869,019
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
136,744 shares (cost $1,197,545)	1,398,887
Templeton Foreign Securities Fund - Class 1 (TIF)
72,077 shares (cost $1,110,749)	1,138,815
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
77,456 shares (cost $1,385,900)	1,278,796
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
8,587 shares (cost $59,578)	63,461
VI American Franchise Fund - Series I Shares (ACEG)
6,900 shares (cost $366,937)	434,517
VI Value Opportunities Fund - Series I Shares (AVBVI)
40,197 shares (cost $272,578)	304,691
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
362,104 shares (cost $1,658,500)	2,035,023
Balanced Portfolio: Service Shares (JABS)
73,144 shares (cost $2,299,206)	2,712,909
Forty Portfolio: Service Shares (JACAS)
151,985 shares (cost $5,306,344)	5,751,109
Global Technology Portfolio: Service Shares (JAGTS)
200,431 shares (cost $1,719,911)	2,316,979
Overseas Portfolio: Service Shares (JAIGS)
110,577 shares (cost $3,600,401)	3,399,139
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
132,115 shares (cost $2,263,796)	2,457,337
Value Series - Initial Class (MVFIC)
164,241 shares (cost $2,837,812)	3,435,911
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
62,780 shares (cost $1,444,569)	1,745,276
Core Plus Fixed Income Portfolio - Class I (MSVFI)
85,763 shares (cost $909,817)	941,675
Emerging Markets Debt Portfolio - Class I (MSEM)
20,476 shares (cost $173,441)	165,449
U.S. Real Estate Portfolio - Class I (MSVRE)
28,343 shares (cost $555,785)	615,621
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
385,195 shares (cost $6,172,904)	6,478,975
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
44,537 shares (cost $1,077,236)	1,181,128
American Funds NVIT Bond Fund - Class II (GVABD2)
11,882 shares (cost $136,846)	136,647
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
57,727 shares (cost $1,518,488)	1,829,958
American Funds NVIT Growth Fund - Class II (GVAGR2)
15,372 shares (cost $1,104,088)	1,349,352
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
14,598 shares (cost $734,692)	817,048
Federated NVIT High Income Bond Fund - Class I (HIBF)
223,592 shares (cost $1,503,727)	1,473,474
NVIT Emerging Markets Fund - Class I (GEM)
257,507 shares (cost $2,909,441)	3,522,694
NVIT International Equity Fund - Class I (GIG)
13,473 shares (cost $140,168)	159,118
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)
31,401 shares (cost $282,378)	367,701
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
1,375,829 shares (cost $12,899,833)	16,248,535
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

13,545 shares (cost $168,124)	$190,708
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
48,765 shares (cost $490,213)	499,351
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
1,530 shares (cost $17,216)	17,409
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
3,981 shares (cost $43,729)	43,866
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
887 shares (cost $9,319)	9,015
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
33,354 shares (cost $376,813)	369,229
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
20,733 shares (cost $209,721)	203,598
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
361 shares (cost $3,933)	3,931
NVIT Core Bond Fund - Class I (NVCBD1)
23,306 shares (cost $254,355)	251,709
NVIT Core Plus Bond Fund - Class I (NVLCP1)
695 shares (cost $7,902)	7,826
NVIT Nationwide Fund - Class IV (TRF4)
6,223,944 shares (cost $63,725,514)	118,877,331
NVIT Government Bond Fund - Class I (GBF)
45,390 shares (cost $498,665)	486,129
NVIT Government Bond Fund - Class IV (GBF4)
1,083,608 shares (cost $12,262,485)	11,594,607
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
425,485 shares (cost $4,765,790)	5,786,599
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
1,305 shares (cost $20,079)	21,021
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
748 shares (cost $12,437)	13,895
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
113,511 shares (cost $1,180,951)	1,144,188
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
3,047,642 shares (cost $33,282,624)	39,680,295
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
1,578,063 shares (cost $18,666,548)	22,266,472
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
264,963 shares (cost $2,961,782)	3,012,632
NVIT Mid Cap Index Fund - Class I (MCIF)
210,252 shares (cost $4,597,609)	5,470,745
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
115,288 shares (cost $1,335,869)	1,386,920
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
1,298,476 shares (cost $14,162,481)	14,984,411
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
706,810 shares (cost $7,253,601)	8,163,651
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
348,263 shares (cost $3,990,077)	4,739,858
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
294,118 shares (cost $3,132,435)	3,194,117
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
4,460,425 shares (cost $46,036,320)	54,863,229
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
446,054 shares (cost $4,894,517)	5,062,709
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
110,752 shares (cost $2,050,161)	2,138,620
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
1,330,626 shares (cost $15,650,383)	20,411,798
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
824,023 shares (cost $15,373,871)	18,639,398
NVIT Multi-Sector Bond Fund - Class I (MSBF)
148,413 shares (cost $1,382,927)	1,374,300
NVIT S&P 500 Index Fund - Class IV (GVEX4)

8,805,953 shares (cost $89,480,655)	$154,720,587
NVIT Short Term Bond Fund - Class II (NVSTB2)
75,621 shares (cost $785,601)	773,600
NVIT Large Cap Growth Fund - Class I (NVOLG1)
6,577,526 shares (cost $114,641,486)	129,445,705
Templeton NVIT International Value Fund - Class III (NVTIV3)
24,976 shares (cost $306,685)	319,196
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
829,152 shares (cost $9,314,727)	16,674,253
NVIT Real Estate Fund - Class I (NVRE1)
634,133 shares (cost $4,783,236)	4,096,497
NVIT Money Market Fund - Class IV (SAM4)
24,637,024 shares (cost $24,637,024)	24,637,024
Short Duration Bond Portfolio - I Class Shares (AMTB)
625,495 shares (cost $6,801,494)	6,542,676
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
6,428 shares (cost $144,733)	178,627
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
23,685 shares (cost $524,627)	610,363
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
175,142 shares (cost $2,124,781)	2,926,624
Socially Responsive Portfolio - I Class Shares (AMSRS)
33,444 shares (cost $560,757)	856,509
Global Securities Fund/VA - Non-Service Shares (OVGS)
262,932 shares (cost $10,416,552)	12,468,250
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
108,106 shares (cost $3,074,984)	3,486,410
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
77,760 shares (cost $1,899,544)	2,005,431
Global Strategic Income Fund/VA - Non-service Shares (OVSB)
96,971 shares (cost $509,886)	497,462
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
9,920 shares (cost $108,452)	105,852
Low Duration Portfolio - Administrative Class (PMVLDA)
61,495 shares (cost $635,199)	629,707
Total Return Portfolio - Administrative Class (PMVTRA)
63,428 shares (cost $696,564)	693,907
VT Equity Income Fund: Class IB (PVEIB)
15,212 shares (cost $362,585)	406,001
VT Growth Opportunities Fund: Class IB (PVGOB)
42,195 shares (cost $325,821)	420,688
VT International Equity Fund: Class IB (PVTIGB)
5,844 shares (cost $78,380)	89,119
Health Sciences Portfolio - II (TRHS2)
71,686 shares (cost $2,763,582)	2,919,791
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
404,885 shares (cost $4,060,978)	3,603,479
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
1,416,465 shares (cost $17,554,851)	22,139,342
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
242,204 shares (cost $6,757,110)	5,747,509
Variable Insurance Fund - Equity Income Portfolio (VVEI)
143,626 shares (cost $2,774,048)	3,538,940
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
206,161 shares (cost $1,586,040)	1,676,089
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
255,050 shares (cost $4,101,398)	6,049,783
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
125,700 shares (cost $1,496,964)	1,489,545
Variable Insurance Portfolios - Asset Strategy (WRASP)
26,105 shares (cost $264,523)	244,543
Wells Fargo Variable Trust - VT Discovery Fund: Class 2 (SVDF)
25,871 shares (cost $764,036)	821,130
Advantage VT Opportunity Fund - Class 2 (SVOF)

16,570 shares (cost $365,283)	$449,700
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
11,774 shares (cost $110,777)	119,855

Total Investments	$1,262,075,161

Other Accounts Receivable	2,356
Accounts Receivable - VPS Growth and Income Portfolio - Class A (ALVGIA)	651
Accounts Receivable - VP Inflation Protection Fund - Class II (ACVIP2)	664
Accounts Receivable - Equity-Income Portfolio - Initial Class (FEIP)	42,267
Accounts Receivable - VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	166
Accounts Receivable - VIP Growth Portfolio - Initial Class (FGP)	36,306
Accounts Receivable - VIP Value Strategies Portfolio - Service Class (FVSS)	1,341
Accounts Receivable - VI American Franchise Fund - Series I Shares (ACEG)	427
Accounts Receivable - Global Technology Portfolio: Service Shares (JAGTS)	926
Accounts Receivable - Overseas Portfolio: Service Shares (JAIGS)	1,114
Accounts Receivable - Emerging Markets Debt Portfolio - Class I (MSEM)	695
Accounts Receivable - Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	52
Accounts Receivable - NVIT Cardinal Balanced Fund - Class I (NVCRB1)	11
Accounts Receivable - NVIT Cardinal Conservative Fund - Class I (NVCCN1)	40
Accounts Receivable - NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	53
Accounts Receivable - NVIT Core Plus Bond Fund - Class I (NVLCP1)	24
Accounts Receivable - NVIT Nationwide Fund - Class IV (TRF4)	550,756
Accounts Receivable - NVIT Government Bond Fund - Class IV (GBF4)	35,612
Accounts Receivable - NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	60
Accounts Receivable - NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	5,902
Accounts Receivable - NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	15,824
Accounts Receivable - Templeton NVIT International Value Fund - Class III (NVTIV3)	557
Accounts Receivable - NVIT Money Market Fund - Class IV (SAM4)	6,094
Accounts Receivable - Socially Responsive Portfolio - I Class Shares (AMSRS)	697
Accounts Receivable - Global Strategic Income Fund/VA: Non-service Shares (OVSB)	173
Accounts Receivable - VT International Equity Fund: Class IB (PVTIGB)	658
Accounts Receivable - VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)	1,187
Accounts Receivable - Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	156
Accounts Payable - VP International Fund - Class I (ACVI)	(986)
Accounts Payable - VP Ultra(R) Fund - Class I (ACVU1)	(173)
Accounts Payable - Managed Tail Risk Fund II: Primary Shares (FVCA2P)	(53)
Accounts Payable - Templeton Foreign Securities Fund - Class 1 (TIF)	(936)
Accounts Payable - VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	(68)
Accounts Payable - VI Value Opportunities Fund - Series I Shares (AVBVI)	(1,150)
Accounts Payable - Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	(626)
Accounts Payable - Balanced Portfolio: Service Shares (JABS)	(1,382)
Accounts Payable - Forty Portfolio: Service Shares (JACAS)	(2,096)
Accounts Payable - Value Series - Initial Class (MVFIC)	(1,145)
Accounts Payable - Core Plus Fixed Income Portfolio - Class I (MSVFI)	(279)
Accounts Payable - U.S. Real Estate Portfolio - Class I (MSVRE)	(1,166)
Accounts Payable - NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	(28)
Accounts Payable - NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	(11)
Accounts Payable - NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	(867)
Accounts Payable - NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	(1,092)
Accounts Payable - NVIT Multi-Sector Bond Fund - Class I (MSBF)	(469)
Accounts Payable - Mid-Cap Growth Portfolio - I Class Shares (AMCG)	(1,362)
Accounts Payable - Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)	(593)
Accounts Payable - Main Street Fund(R)/VA - Non-Service Shares (OVGI)	(984)
Accounts Payable - Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	(1,515)
Accounts Payable - VT Equity Income Fund: Class IB (PVEIB)	(4,720)
Accounts Payable - Variable Insurance Portfolios - Asset Strategy (WRASP)	(64)
Accounts Payable - Wells Fargo Variable Trust - VT Discovery Fund: Class 2 (SVDF)	(280)
Accounts Payable - Advantage VT Opportunity Fund - Class 2 (SVOF)	(1,290)

$1,262,756,595

Contract Owners’ Equity:
Accumulation units	1,262,756,595

Total Contract Owners’ Equity (note 8)	$1,262,756,595

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Activity:	Total	AASCO	ALVGIA	ALVSVA	ACVIG	ACVIP2	ACVI	ACVMV1
Reinvested dividends	$13,653,551	-	39,362	13,946	48,174	33,991	2,055	25,647
Mortality and expense risk charges (note 3)	(7,997,327)	(152,239)	(18,491)	(21,422)	(14,473)	(9,143)	(1,596)	(11,242)

Net investment income (loss)	5,656,224	(152,239)	20,871	(7,476)	33,701	24,848	459	14,405

Realized gain (loss) on investments	30,685,441	(726,652)	205,768	118,040	111,177	(41,710)	10,673	43,067
Change in unrealized gain (loss) on investments	146,364,163	6,528,493	(22,388)	103,466	176,157	55,261	57,206	82,357

Net gain (loss) on investments	177,049,604	5,801,841	183,380	221,506	287,334	13,551	67,879	125,424

Reinvested capital gains	37,504,666	-	232,957	149,981	45,329	-	-	32,307

Net increase (decrease) in contract owners’ equity resulting from operations	$220,210,494	5,649,602	437,208	364,011	366,364	38,399	68,338	172,136

Investment Activity:	ACVU1	MLVGA2	DVSCS	DSIF	DCAP	DSC	FVCA2P	FQB
Reinvested dividends	$349	16,692	74,587	177,652	37,747	-	1,189	71,273
Mortality and expense risk charges (note 3)	(571)	(10,676)	(80,658)	(74,938)	(20,220)	(5,430)	(516)	(15,734)

Net investment income (loss)	(222)	6,016	(6,071)	102,714	17,527	(5,430)	673	55,539

Realized gain (loss) on investments	991	9,498	578,177	453,889	44,677	12,642	(8,120)	(5,098)
Change in unrealized gain (loss) on investments	20,506	142,009	163,214	1,148,690	238,913	170,325	14,697	21,382

Net gain (loss) on investments	21,497	151,507	741,391	1,602,579	283,590	182,967	6,577	16,284

Reinvested capital gains	4,435	14,429	488,128	242,785	355,738	9,770	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$25,710	171,952	1,223,448	1,948,078	656,855	187,307	7,250	71,823

Investment Activity:	FEIP	FHIP	FAMP	FNRS2	FEIS	FF10S	FF20S	FF30S
Reinvested dividends	$1,458,009	532,099	510,161	18,484	96,708	1,683	29,620	34,130
Mortality and expense risk charges (note 3)	(567,413)	(72,345)	(178,399)	(9,441)	(44,365)	(799)	(13,704)	(17,628)

Net investment income (loss)	890,596	459,754	331,762	9,043	52,343	884	15,916	16,502

Realized gain (loss) on investments	(609,266)	(81,578)	175,130	(15,875)	164,753	1,950	57,602	50,037
Change in unrealized gain (loss) on investments	7,867,493	296,432	(101,414)	(63,986)	335,482	8,474	156,181	280,878

Net gain (loss) on investments	7,258,227	214,854	73,716	(79,861)	500,235	10,424	213,783	330,915

Reinvested capital gains	1,792,540	-	3,037,636	682	122,969	2,467	55,204	86,090

Net increase (decrease) in contract owners’ equity resulting from operations	$9,941,363	674,608	3,443,114	(70,136)	675,547	13,775	284,903	433,507

Investment Activity:	FGP	FGS	FIGBP	FIGBS	FMCS	FOP	FOS	FVSS
Reinvested dividends	$293,299	4,903	546,087	38,256	67,004	424,987	46,324	30,263
Mortality and expense risk charges (note 3)	(886,714)	(29,401)	(156,687)	(12,241)	(77,956)	(200,076)	(26,070)	(16,265)

Net investment income (loss)	(593,415)	(24,498)	389,400	26,015	(10,952)	224,911	20,254	13,998

Realized gain (loss) on investments	7,859,546	289,225	3,384	9,858	506,611	1,301,935	6,350	208,043
Change in unrealized gain (loss) on investments	22,012,446	574,482	301,265	11,195	1,008,388	6,105,490	846,135	(396,316)

Net gain (loss) on investments	29,871,992	863,707	304,649	21,053	1,514,999	7,407,425	852,485	(188,273)

Reinvested capital gains	9,645,445	280,562	104,800	7,340	511,209	27,748	3,262	565,973

Net increase (decrease) in contract owners’ equity resulting from operations	$38,924,022	1,119,771	798,849	54,408	2,015,256	7,660,084	876,001	391,698

Investment Activity:	FTVRDI	FTVSVI	FTVDM2	TIF	FTVGI2	FTVFA2	ACEG	AVBVI
Reinvested dividends	$120,542	41,153	13,675	30,150	-	1,629	329	1,168
Mortality and expense risk charges (note 3)	(47,883)	(39,415)	(9,712)	(7,147)	(10,150)	(451)	(2,667)	(1,561)

Net investment income (loss)	72,659	1,738	3,963	23,003	(10,150)	1,178	(2,338)	(393)

Realized gain (loss) on investments	254,906	192,870	(17,100)	20,274	(45,643)	(444)	24,604	7,858
Change in unrealized gain (loss) on investments	705,199	(33,341)	455,808	130,918	72,716	3,149	25,232	34,951

Net gain (loss) on investments	960,105	159,529	438,708	151,192	27,073	2,705	49,836	42,809

Reinvested capital gains	249,395	385,127	-	-	4,929	2,510	32,136	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,282,159	546,394	442,671	174,195	21,852	6,393	79,634	42,416

Investment Activity:	IVKMG1	JABS	JACAS	JAGTS	JAIGS	MV2IGI	MVFIC	MVIVSC
Reinvested dividends	$-	34,568	-	8,807	51,888	14,707	68,640	20,774
Mortality and expense risk charges (note 3)	(14,031)	(16,311)	(39,369)	(13,426)	(22,739)	(15,566)	(24,815)	(9,905)

Net investment income (loss)	(14,031)	18,257	(39,369)	(4,619)	29,149	(859)	43,825	10,869

Realized gain (loss) on investments	31,984	70,017	30,513	72,036	(262,907)	(2,241)	262,083	79,732
Change in unrealized gain (loss) on investments	231,278	302,455	1,045,289	500,462	1,070,623	438,972	102,889	264,465

Net gain (loss) on investments	263,262	372,472	1,075,802	572,498	807,716	436,731	364,972	344,197

Reinvested capital gains	119,416	4,741	298,258	112,740	-	117,267	140,458	1,515

Net increase (decrease) in contract owners’ equity resulting from operations	$368,647	395,470	1,334,691	680,619	836,865	553,139	549,255	356,581

Investment Activity:	MSVFI	MSEM	MSVRE	NVAMV1	GVAAA2	GVABD2	GVAGG2	GVAGR2
Reinvested dividends	$28,104	9,229	9,288	115,354	12,363	1,785	11,823	3,557
Mortality and expense risk charges (note 3)	(6,076)	(1,088)	(3,757)	(48,011)	(8,370)	(1,121)	(12,509)	(8,877)

Net investment income (loss)	22,028	8,141	5,531	67,343	3,993	664	(686)	(5,320)

Realized gain (loss) on investments	8,732	(3,460)	11,879	187,901	33,782	(833)	58,275	46,892
Change in unrealized gain (loss) on investments	17,938	9,921	(2,555)	17,205	92,618	3,414	239,393	149,529

Net gain (loss) on investments	26,670	6,461	9,324	205,106	126,400	2,581	297,668	196,421

Reinvested capital gains	-	-	-	249,533	24,905	404	131,917	86,887

Net increase (decrease) in contract owners’ equity resulting from operations	$48,698	14,602	14,855	521,982	155,298	3,649	428,899	277,988

Investment Activity:	GVAGI2	HIBF	GEM	GIG	NVIE6	NVNMO1	NVNSR2	NVCRA1
Reinvested dividends	$10,913	81,441	42,883	2,514	5,107	80,053	978	6,286
Mortality and expense risk charges (note 3)	(5,794)	(10,440)	(22,790)	(1,060)	(2,222)	(97,642)	(1,297)	(3,470)

Net investment income (loss)	5,119	71,001	20,093	1,454	2,885	(17,589)	(319)	2,816

Realized gain (loss) on investments	26,735	(1,849)	25,110	104	5,906	481,781	1,600	816
Change in unrealized gain (loss) on investments	38,396	17,781	1,033,866	31,134	66,133	2,471,505	11,194	47,095

Net gain (loss) on investments	65,131	15,932	1,058,976	31,238	72,039	2,953,286	12,794	47,911

Reinvested capital gains	77,234	-	-	-	-	311,392	16,088	30,839

Net increase (decrease) in contract owners’ equity resulting from operations	$147,484	86,933	1,079,069	32,692	74,924	3,247,089	28,563	81,566

Investment Activity:	NVCRB1	NVCCA1	NVCCN1	NVCMD1	NVCMA1	NVCMC1	NVCBD1	NVLCP1
Reinvested dividends	$269	734	195	6,597	3,115	84	7,539	240
Mortality and expense risk charges (note 3)	(114)	(310)	(64)	(2,500)	(1,447)	(42)	(1,959)	(106)

Net investment income (loss)	155	424	131	4,097	1,668	42	5,580	134

Realized gain (loss) on investments	(27)	143	(132)	(2,723)	(7,890)	(196)	(499)	(55)
Change in unrealized gain (loss) on investments	777	2,587	301	19,195	21,650	429	5,324	436

Net gain (loss) on investments	750	2,730	169	16,472	13,760	233	4,825	381

Reinvested capital gains	731	2,733	186	20,825	15,425	268	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,636	5,887	486	41,394	30,853	543	10,405	515

Investment Activity:	TRF4	GBF	GBF4	GVIDA	NVDBL2	NVDCA2	GVIDC	GVIDM
Reinvested dividends	$1,154,945	10,024	245,460	84,944	388	224	22,046	683,319
Mortality and expense risk charges (note 3)	(640,384)	(3,498)	(74,291)	(38,454)	(151)	(97)	(8,771)	(248,174)

Net investment income (loss)	514,561	6,526	171,169	46,490	237	127	13,275	435,145

Realized gain (loss) on investments	2,153,454	(817)	(90,249)	274,197	121	185	(6,524)	1,553,828
Change in unrealized gain (loss) on investments	17,662,209	411	88,533	161,045	1,118	906	27,166	185,466

Net gain (loss) on investments	19,815,663	(406)	(1,716)	435,242	1,239	1,091	20,642	1,739,294

Reinvested capital gains	-	-	-	374,505	542	486	25,542	2,316,717

Net increase (decrease) in contract owners’ equity resulting from operations	$20,330,224	6,120	169,453	856,237	2,018	1,704	59,459	4,491,156

Investment Activity:	GVDMA	GVDMC	MCIF	NVMIG1	GVDIVI	GVDIV4	NVMLG1	NVMLV1
Reinvested dividends	$346,522	54,708	56,064	16,239	385,115	208,558	15,623	44,879
Mortality and expense risk charges (note 3)	(155,835)	(20,686)	(35,532)	(9,420)	(94,936)	(49,047)	(31,571)	(19,244)

Net investment income (loss)	190,687	34,022	20,532	6,819	290,179	159,511	(15,948)	25,635

Realized gain (loss) on investments	875,766	43,295	111,043	(20,441)	(78,607)	(16,961)	157,462	(47,553)
Change in unrealized gain (loss) on investments	726,616	36,226	264,125	308,018	2,616,580	1,419,897	793,764	235,599

Net gain (loss) on investments	1,602,382	79,521	375,168	287,577	2,537,973	1,402,936	951,226	188,046

Reinvested capital gains	1,346,991	126,306	310,065	-	-	-	184,384	140,143

Net increase (decrease) in contract owners’ equity resulting from operations	$3,140,060	239,849	705,765	294,396	2,828,152	1,562,447	1,119,662	353,824

Investment Activity:	NVMMG1	NVMMV2	SCGF	SCVF4	SCF4	MSBF	GVEX4	NVSTB2
Reinvested dividends	$-	54,539	-	100,263	-	63,646	2,540,037	12,673
Mortality and expense risk charges (note 3)	(336,446)	(35,123)	(13,939)	(135,469)	(120,537)	(9,293)	(967,251)	(6,361)

Net investment income (loss)	(336,446)	19,416	(13,939)	(35,206)	(120,537)	54,353	1,572,786	6,312

Realized gain (loss) on investments	2,474,875	44,482	11,523	671,137	580,596	12,820	6,770,127	(4,660)
Change in unrealized gain (loss) on investments	7,451,901	286,812	417,904	(1,617)	469,450	5,969	15,561,871	7,137

Net gain (loss) on investments	9,926,776	331,294	429,427	669,520	1,050,046	18,789	22,331,998	2,477

Reinvested capital gains	2,553,404	251,950	15,641	936,760	1,209,866	-	3,588,690	-

Net increase (decrease) in contract owners’ equity resulting from operations	$12,143,734	602,660	431,129	1,571,074	2,139,375	73,142	27,493,474	8,789

Investment Activity:	NVOLG1	NVTIV3	EIF4	NVRE1	SAM4	AMTB	AMCG	AMMCGS
Reinvested dividends	$588,018	6,136	488,985	90,013	107,469	95,909	-	-
Mortality and expense risk charges (note 3)	(819,651)	(2,116)	(108,142)	(29,938)	(175,426)	(46,020)	(1,078)	(3,979)

Net investment income (loss)	(231,633)	4,020	380,843	60,075	(67,957)	49,889	(1,078)	(3,979)

Realized gain (loss) on investments	2,277,667	(9,691)	700,252	(310,438)	-	(109,169)	(11,005)	5,072
Change in unrealized gain (loss) on investments	23,639,597	63,559	1,448,934	417,867	-	77,399	46,219	108,808

Net gain (loss) on investments	25,917,264	53,868	2,149,186	107,429	-	(31,770)	35,214	113,880

Reinvested capital gains	2,952,483	-	-	65,633	-	-	3,373	12,509

Net increase (decrease) in contract owners’ equity resulting from operations	$28,638,114	57,888	2,530,029	233,137	(67,957)	18,119	37,509	122,410

Investment Activity:	AMTP	AMSRS	OVGS	OVGI	OVSC	OVSB	PMVFBA	PMVLDA
Reinvested dividends	$16,393	4,421	106,853	34,726	11,123	11,012	1,809	5,909
Mortality and expense risk charges (note 3)	(17,187)	(5,637)	(83,569)	(23,527)	(10,161)	(3,452)	(949)	(3,370)

Net investment income (loss)	(794)	(1,216)	23,284	11,199	962	7,560	860	2,539

Realized gain (loss) on investments	179,380	49,991	47,811	20,405	37,728	(8,822)	(6,746)	(2,297)
Change in unrealized gain (loss) on investments	84,757	54,661	3,404,050	421,737	77,275	27,212	18,284	1,606

Net gain (loss) on investments	264,137	104,652	3,451,861	442,142	115,003	18,390	11,538	(691)

Reinvested capital gains	76,711	31,819	-	46,590	68,281	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$340,054	135,255	3,475,145	499,931	184,246	25,950	12,398	1,848

Investment Activity:	PMVTRA	PVEIB	PVGOB	PVTIGB	TRHS2	VWBF	VWEM	VWHA
Reinvested dividends	$15,695	-	423	1,804	-	84,967	83,314	-
Mortality and expense risk charges (note 3)	(4,972)	(1,714)	(2,751)	(515)	(18,352)	(23,841)	(128,385)	(37,966)

Net investment income (loss)	10,723	(1,714)	(2,328)	1,289	(18,352)	61,126	(45,071)	(37,966)

Realized gain (loss) on investments	(3,275)	1,292	9,440	(114)	43,830	(188,082)	140,800	(426,361)
Change in unrealized gain (loss) on investments	24,547	43,416	92,237	17,529	446,564	524,605	7,681,919	236,697

Net gain (loss) on investments	21,272	44,708	101,677	17,415	490,394	336,523	7,822,719	(189,664)

Reinvested capital gains	-	-	5,446	-	121,214	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$31,995	42,994	104,795	18,704	593,256	397,649	7,777,648	(227,630)

Investment Activity:	VVEI	VVHYB	VVMCI	VVHGB	WRASP	SVDF	SVOF	WFVSCG
Reinvested dividends	$81,321	76,765	68,659	33,623	3,701	-	2,901	-
Mortality and expense risk charges (note 3)	(31,030)	(16,719)	(54,472)	(13,447)	(1,751)	(4,767)	(2,705)	(1,174)

Net investment income (loss)	50,291	60,046	14,187	20,176	1,950	(4,767)	196	(1,174)

Realized gain (loss) on investments	104,117	11,435	297,829	(671)	(3,989)	(6,676)	20,237	6,381
Change in unrealized gain (loss) on investments	266,187	34,167	385,249	11,119	39,781	161,440	23,283	25,097

Net gain (loss) on investments	370,304	45,602	683,078	10,448	35,792	154,764	43,520	31,478

Reinvested capital gains	102,383	-	250,960	4,527	-	39,232	34,878	4,759

Net increase (decrease) in contract owners’ equity resulting from operations	$522,978	105,648	948,225	35,151	37,742	189,229	78,594	35,063

Investment Activity:	PVGIB
Reinvested dividends	$8,224
Mortality and expense risk charges (note 3)	(987)

Net investment income (loss)	7,237

Realized gain (loss) on investments	24,753
Change in unrealized gain (loss) on investments	(57,989)

Net gain (loss) on investments	(33,236)

Reinvested capital gains	44,231

Net increase (decrease) in contract owners’ equity resulting from operations	$18,232

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2017 and 2016

	Total		AASCO		ALVGIA		ALVSVA
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$5,656,224	6,769,475	(152,239)	(132,405)	20,871	7,378	(7,476)	(1,753)
Realized gain (loss) on investments	30,685,441	27,511,396	(726,652)	(389,014)	205,768	141,948	118,040	68,602
Change in unrealized gain (loss) on investments	146,364,163	(29,587,978)	6,528,493	(1,342,580)	(22,388)	(47,210)	103,466	369,535
Reinvested capital gains	37,504,666	76,649,971	-	2,919,421	232,957	145,839	149,981	159,175

Net increase (decrease) in contract owners’ equity resulting from operations	220,210,494	81,342,864	5,649,602	1,055,422	437,208	247,955	364,011	595,559

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	74,940,398	105,493,805	1,139,695	1,121,269	167,922	260,449	401,645	272,520
Transfers between subaccounts (including fixed account), net (note 6)	(1,852,629)	(3,068,696)	(62,407)	(81,614)	(167)	(2)	(1)	2
Surrenders and Death Benefits (notes 2 and 4)	(98,824,000)	(116,112,290)	(1,765,708)	(1,244,803)	(452,142)	(205,291)	(393,749)	(365,618)
Net policy repayments (loans) (note 5)	2,276,073	5,981,313	(104,320)	87,541	6,535	9,729	(27,064)	(10,237)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(72,177,087)	(75,299,107)	(1,435,085)	(1,451,879)	(172,662)	(183,861)	(150,570)	(153,569)
Adjustments to maintain reserves	115,240	4,463	(936)	(216)	484	1,147	1,628	(3,442)

Net equity transactions	(95,522,005)	(83,000,512)	(2,228,761)	(1,569,702)	(450,030)	(117,829)	(168,111)	(260,344)

Net change in contract owners’ equity	124,688,489	(1,657,648)	3,420,841	(514,280)	(12,822)	130,126	195,900	335,215
Contract owners’ equity beginning of period	1,138,068,106	1,139,725,754	21,220,281	21,734,561	2,552,768	2,422,642	3,002,120	2,666,905

Contract owners’ equity end of period	$1,262,756,595	1,138,068,106	24,641,122	21,220,281	2,539,946	2,552,768	3,198,020	3,002,120

CHANGES IN UNITS:
Beginning units	2,832,303	3,052,948	70,353	75,792	7,692	7,879	5,947	6,327
Units purchased	274,523	444,234	4,517	6,026	561	915	677	767
Units redeemed	(500,967)	(664,879)	(11,515)	(11,465)	(1,933)	(1,102)	(1,002)	(1,147)

Ending units	2,605,859	2,832,303	63,355	70,353	6,320	7,692	5,622	5,947

	ACVIG		ACVIP2		ACVI		ACVMV1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$33,701	30,794	24,848	16,976	459	1,027	14,405	13,489
Realized gain (loss) on investments	111,177	109,873	(41,710)	(34,915)	10,673	5,947	43,067	34,585
Change in unrealized gain (loss) on investments	176,157	48,472	55,261	63,252	57,206	(20,882)	82,357	162,542
Reinvested capital gains	45,329	33,180	-	11,323	-	-	32,307	58,342

Net increase (decrease) in contract owners’ equity resulting from operations	366,364	222,319	38,399	56,636	68,338	(13,908)	172,136	268,958

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	227,571	276,837	116,542	140,424	85,711	22,871	168,537	321,747
Transfers between subaccounts (including fixed account), net (note 6)	(2)	(1)	2	-	-	-	1	4
Surrenders and Death Benefits (notes 2 and 4)	(213,563)	(222,845)	(126,292)	(140,052)	(3,588)	7,233	(78,433)	(58,663)
Net policy repayments (loans) (note 5)	3,105	8,766	2,215	10,736	(178)	(175)	13,043	(2,449)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(113,372)	(116,345)	(127,263)	(160,407)	(47,272)	(43,058)	(93,619)	(81,386)
Adjustments to maintain reserves	816	(874)	387	(258)	(296)	(788)	375	(374)

Net equity transactions	(95,445)	(54,462)	(134,409)	(149,557)	34,377	(13,917)	9,904	178,879

Net change in contract owners’ equity	270,919	167,857	(96,010)	(92,921)	102,715	(27,825)	182,040	447,837
Contract owners’ equity beginning of period	1,917,643	1,749,786	1,396,960	1,489,881	208,934	236,759	1,551,445	1,103,608

Contract owners’ equity end of period	$2,188,562	1,917,643	1,300,950	1,396,960	311,649	208,934	1,733,485	1,551,445

CHANGES IN UNITS:
Beginning units	6,812	6,911	8,308	8,835	122	135	5,088	4,416
Units purchased	676	1,163	1,073	1,068	73	18	668	1,355
Units redeemed	(997)	(1,262)	(1,879)	(1,595)	(28)	(31)	(632)	(683)

Ending units	6,491	6,812	7,502	8,308	167	122	5,124	5,088

	ACVU1		MLVGA2		DVSCS		DSIF
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(222)	(211)	6,016	4,968	(6,071)	18,919	102,714	111,790
Realized gain (loss) on investments	991	1,366	9,498	(8,180)	578,177	616,271	453,889	761,862
Change in unrealized gain (loss) on investments	20,506	(1,391)	142,009	46,980	163,214	787,116	1,148,690	(267,560)
Reinvested capital gains	4,435	3,214	14,429	-	488,128	852,377	242,785	290,441

Net increase (decrease) in contract owners’ equity resulting from operations	25,710	2,978	171,952	43,768	1,223,448	2,274,683	1,948,078	896,533

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	825	-	67,414	98,140	1,049,900	1,173,927	689,494	1,268,771
Transfers between subaccounts (including fixed account), net (note 6)	-	-	-	-	919	14	16	29
Surrenders and Death Benefits (notes 2 and 4)	(302)	(1,357)	(66,509)	(93,195)	(912,327)	(1,041,897)	(626,619)	(1,163,628)
Net policy repayments (loans) (note 5)	-	-	-	7,720	(20,568)	319	(60,166)	(124,218)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(3,730)	(2,604)	(59,400)	(69,293)	(414,432)	(418,306)	(409,513)	(444,898)
Adjustments to maintain reserves	497	(158)	59	(33)	(990)	(1,752)	556	1,132

Net equity transactions	(2,710)	(4,119)	(58,436)	(56,661)	(297,498)	(287,695)	(406,232)	(462,812)

Net change in contract owners’ equity	23,000	(1,141)	113,516	(12,893)	925,950	1,986,988	1,541,846	433,721
Contract owners’ equity beginning of period	82,205	83,346	1,342,580	1,355,473	11,098,827	9,111,839	9,558,760	9,125,039

Contract owners’ equity end of period	$105,205	82,205	1,456,096	1,342,580	12,024,777	11,098,827	11,100,606	9,558,760

CHANGES IN UNITS:
Beginning units	38	40	8,314	8,661	25,342	25,842	31,550	33,423
Units purchased	-	-	437	721	2,896	3,420	2,367	5,411
Units redeemed	(1)	(2)	(764)	(1,068)	(3,753)	(3,920)	(3,667)	(7,284)

Ending units	37	38	7,987	8,314	24,485	25,342	30,250	31,550

	DCAP		DSC		FVCA2P		FQB
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$17,527	22,977	(5,430)	(4,215)	673	951	55,539	67,214
Realized gain (loss) on investments	44,677	56,184	12,642	(4,594)	(8,120)	(1,825)	(5,098)	(7,324)
Change in unrealized gain (loss) on investments	238,913	(273,913)	170,325	54,482	14,697	(3,704)	21,382	13,581
Reinvested capital gains	355,738	365,623	9,770	51,998	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	656,855	170,871	187,307	97,671	7,250	(4,578)	71,823	73,471

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	115,756	151,571	132,381	36,838	7,161	7,330	205,441	370,858
Transfers between subaccounts (including fixed account), net (note 6)	2	-	-	-	-	-	(37)	-
Surrenders and Death Benefits (notes 2 and 4)	(136,281)	(146,712)	(43,855)	(62,963)	(27,602)	(2,194)	(33,604)	(285,946)
Net policy repayments (loans) (note 5)	11,948	(4,609)	90	117	-	(3)	4,416	(5,245)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(129,894)	(152,342)	(25,385)	(21,457)	(7,188)	(7,828)	(197,636)	(214,606)
Adjustments to maintain reserves	1,552	60	(1,072)	1,672	(724)	710	(901)	8

Net equity transactions	(136,917)	(152,032)	62,159	(45,793)	(28,353)	(1,985)	(22,321)	(134,931)

Net change in contract owners’ equity	519,938	18,839	249,466	51,878	(21,103)	(6,563)	49,502	(61,460)
Contract owners’ equity beginning of period	2,542,378	2,523,539	764,785	712,907	88,048	94,611	2,196,112	2,257,572

Contract owners’ equity end of period	$3,062,316	2,542,378	1,014,251	764,785	66,945	88,048	2,245,614	2,196,112

CHANGES IN UNITS:
Beginning units	11,177	11,908	1,543	1,654	544	557	11,776	12,513
Units purchased	530	809	467	125	47	54	1,709	1,565
Units redeemed	(1,082)	(1,540)	(248)	(236)	(221)	(67)	(1,679)	(2,302)

Ending units	10,625	11,177	1,762	1,543	370	544	11,806	11,776

	FEIP		FHIP		FAMP		FNRS2
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$890,596	1,337,192	459,754	463,274	331,762	224,446	9,043	(2,848)
Realized gain (loss) on investments	(609,266)	(2,370,910)	(81,578)	(233,226)	175,130	(175,420)	(15,875)	(60,825)
Change in unrealized gain (loss) on investments	7,867,493	8,866,293	296,432	1,340,803	(101,414)	(618,958)	(63,986)	430,095
Reinvested capital gains	1,792,540	5,210,401	-	-	3,037,636	1,163,094	682	-

Net increase (decrease) in contract owners’ equity resulting from operations	9,941,363	13,042,976	674,608	1,570,851	3,443,114	593,162	(70,136)	366,422

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	4,211,809	4,494,157	1,981,106	3,317,342	1,889,548	1,877,685	142,106	159,226
Transfers between subaccounts (including fixed account), net (note 6)	(42,190)	(335,037)	(11,511)	34,279	40,855	244,138	(1)	(6)
Surrenders and Death Benefits (notes 2 and 4)	(6,051,969)	(5,743,152)	(2,306,753)	(4,213,009)	(1,898,837)	(1,700,712)	(93,010)	(147,791)
Net policy repayments (loans) (note 5)	265,907	382,033	22,304	(40,761)	67,303	210,847	8,331	11,616
Redemptions to pay cost of insurance charges and administration charges (note 2)	(5,643,129)	(5,908,728)	(807,161)	(927,048)	(2,355,637)	(2,457,396)	(92,144)	(94,167)
Adjustments to maintain reserves	3,313	2,443	2,216	554	(772)	(1,705)	17	(200)

Net equity transactions	(7,256,259)	(7,108,284)	(1,119,799)	(1,828,643)	(2,257,540)	(1,827,143)	(34,701)	(71,322)

Net change in contract owners’ equity	2,685,104	5,934,692	(445,191)	(257,792)	1,185,574	(1,233,981)	(104,837)	295,100
Contract owners’ equity beginning of period	86,168,303	80,233,611	10,464,729	10,722,521	26,868,964	28,102,945	1,494,099	1,198,999

Contract owners’ equity end of period	$88,853,407	86,168,303	10,019,538	10,464,729	28,054,538	26,868,964	1,389,262	1,494,099

CHANGES IN UNITS:
Beginning units	102,190	111,476	25,530	30,319	47,539	51,051	7,760	8,251
Units purchased	7,498	8,081	7,032	12,746	4,114	4,703	1,094	1,181
Units redeemed	(16,424)	(17,367)	(9,849)	(17,535)	(8,192)	(8,215)	(1,380)	(1,672)

Ending units	93,264	102,190	22,713	25,530	43,461	47,539	7,474	7,760

	FEIS		FF10S		FF20S		FF30S
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$52,343	82,351	884	635	15,916	13,797	16,502	12,653
Realized gain (loss) on investments	164,753	233,845	1,950	9,418	57,602	31,045	50,037	67,111
Change in unrealized gain (loss) on investments	335,482	203,280	8,474	(8,320)	156,181	(7,713)	280,878	(46,592)
Reinvested capital gains	122,969	346,094	2,467	4,684	55,204	58,238	86,090	77,493

Net increase (decrease) in contract owners’ equity resulting from operations	675,547	865,570	13,775	6,417	284,903	95,367	433,507	110,665

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	351,523	392,675	3,405	3,576	223,715	79,107	407,273	72,146
Transfers between subaccounts (including fixed account), net (note 6)	1,287	(1)	-	-	-	-	-	1
Surrenders and Death Benefits (notes 2 and 4)	(235,218)	(446,602)	(4,509)	(85,527)	(70,351)	(19,167)	(31,342)	(46,772)
Net policy repayments (loans) (note 5)	(16,458)	(967)	-	-	2,082	1,354	7,625	(16,985)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(275,925)	(282,551)	(11,031)	(13,009)	(149,587)	(144,027)	(96,149)	(87,078)
Adjustments to maintain reserves	(13)	113	90	114	(110)	(84)	73	(73)

Net equity transactions	(174,804)	(337,333)	(12,045)	(94,846)	5,749	(82,817)	287,480	(78,761)

Net change in contract owners’ equity	500,743	528,237	1,730	(88,429)	290,652	12,550	720,987	31,904
Contract owners’ equity beginning of period	5,796,286	5,268,049	118,286	206,715	1,863,819	1,851,269	2,021,618	1,989,714

Contract owners’ equity end of period	$6,297,029	5,796,286	120,016	118,286	2,154,471	1,863,819	2,742,605	2,021,618

CHANGES IN UNITS:
Beginning units	22,597	24,034	685	1,255	10,368	10,845	10,771	11,209
Units purchased	1,801	1,872	19	23	1,150	493	2,059	448
Units redeemed	(2,472)	(3,309)	(86)	(593)	(1,150)	(970)	(656)	(886)

Ending units	21,926	22,597	618	685	10,368	10,368	12,174	10,771

	FGP		FGS		FIGBP		FIGBS
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(593,415)	(729,238)	(24,498)	(24,459)	389,400	392,184	26,015	25,722
Realized gain (loss) on investments	7,859,546	5,880,467	289,225	108,064	3,384	42,036	9,858	11,041
Change in unrealized gain (loss) on investments	22,012,446	(16,822,504)	574,482	(401,519)	301,265	500,474	11,195	19,150
Reinvested capital gains	9,645,445	11,574,443	280,562	313,488	104,800	11,464	7,340	740

Net increase (decrease) in contract owners’ equity resulting from operations	38,924,022	(96,832)	1,119,771	(4,426)	798,849	946,158	54,408	56,653

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	6,423,758	6,457,300	196,768	221,910	1,307,771	1,836,695	103,678	185,290
Transfers between subaccounts (including fixed account), net (note 6)	(50,016)	(106,141)	882	-	(42,210)	142,391	-	-
Surrenders and Death Benefits (notes 2 and 4)	(10,230,186)	(7,315,372)	(311,787)	(73,719)	(1,170,578)	(1,518,679)	(15,318)	(37,578)
Net policy repayments (loans) (note 5)	255,489	423,566	(47,014)	(5,498)	390,519	132,747	5,102	(5,899)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(8,246,425)	(8,486,348)	(157,067)	(163,296)	(1,718,510)	(1,865,188)	(85,199)	(87,163)
Adjustments to maintain reserves	5,774	2,400	139	94	480	(1,267)	27	(11)

Net equity transactions	(11,841,606)	(9,024,595)	(318,079)	(20,509)	(1,232,528)	(1,273,301)	8,290	54,639

Net change in contract owners’ equity	27,082,416	(9,121,427)	801,692	(24,935)	(433,679)	(327,143)	62,698	111,292
Contract owners’ equity beginning of period	117,428,257	126,549,684	3,367,400	3,392,335	23,385,639	23,712,782	1,625,952	1,514,660

Contract owners’ equity end of period	$144,510,673	117,428,257	4,169,092	3,367,400	22,951,960	23,385,639	1,688,650	1,625,952

CHANGES IN UNITS:
Beginning units	149,809	161,952	12,796	12,886	60,701	64,649	10,031	9,704
Units purchased	9,409	13,069	674	1,311	6,244	6,596	1,014	1,309
Units redeemed	(23,360)	(25,212)	(1,647)	(1,401)	(9,513)	(10,544)	(968)	(982)

Ending units	135,858	149,809	11,823	12,796	57,432	60,701	10,077	10,031

	FMCS		FOP		FOS		FVSS
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(10,952)	(28,870)	224,911	213,921	20,254	19,293	13,998	7,779
Realized gain (loss) on investments	506,611	532,482	1,301,935	(228,582)	6,350	(28,714)	208,043	89,897
Change in unrealized gain (loss) on investments	1,008,388	(46,148)	6,105,490	(1,744,127)	846,135	(182,532)	(396,316)	88,229
Reinvested capital gains	511,209	649,176	27,748	46,964	3,262	5,304	565,973	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,015,256	1,106,640	7,660,084	(1,711,824)	876,001	(186,649)	391,698	185,905

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	605,095	562,586	1,809,788	1,890,091	235,861	245,251	108,195	115,181
Transfers between subaccounts (including fixed account), net (note 6)	(21)	39	9,813	(168,740)	277	(2)	(12)	(3)
Surrenders and Death Benefits (notes 2 and 4)	(1,442,104)	(1,046,719)	(3,003,135)	(1,270,614)	(335,402)	22,306	(416,800)	(73,706)
Net policy repayments (loans) (note 5)	6,036	(45,136)	8,042	358,591	(6,541)	7,364	7,257	(894)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(592,066)	(622,181)	(1,905,269)	(1,939,883)	(158,599)	(161,644)	(180,164)	(180,945)
Adjustments to maintain reserves	(456)	1,040	6,780	(3,100)	249	(114)	1,186	531

Net equity transactions	(1,423,516)	(1,150,371)	(3,073,981)	(1,133,655)	(264,155)	113,161	(480,338)	(139,836)

Net change in contract owners’ equity	591,740	(43,731)	4,586,103	(2,845,479)	611,846	(73,488)	(88,640)	46,069
Contract owners’ equity beginning of period	10,646,363	10,690,094	27,184,186	30,029,665	3,108,309	3,181,797	2,318,246	2,272,177

Contract owners’ equity end of period	$11,238,103	10,646,363	31,770,289	27,184,186	3,720,155	3,108,309	2,229,606	2,318,246

CHANGES IN UNITS:
Beginning units	20,503	22,396	81,181	84,065	14,103	13,595	6,009	6,296
Units purchased	1,071	1,446	6,374	10,590	973	2,030	350	415
Units redeemed	(3,797)	(3,339)	(15,014)	(13,474)	(2,005)	(1,522)	(1,474)	(702)

Ending units	17,777	20,503	72,541	81,181	13,071	14,103	4,885	6,009

	FTVRDI		FTVSVI		FTVDM2		TIF
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$72,659	58,490	1,738	17,105	3,963	1,512	23,003	17,473
Realized gain (loss) on investments	254,906	197,780	192,870	241,373	(17,100)	(95,543)	20,274	(2,667)
Change in unrealized gain (loss) on investments	705,199	(77,909)	(33,341)	348,699	455,808	287,404	130,918	40,411
Reinvested capital gains	249,395	738,811	385,127	721,561	-	-	-	19,220

Net increase (decrease) in contract owners’ equity resulting from operations	1,282,159	917,172	546,394	1,328,738	442,671	193,373	174,195	74,437

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	736,701	657,030	326,935	461,693	123,097	113,757	182,904	62,682
Transfers between subaccounts (including fixed account), net (note 6)	(169)	7	(151)	-	3	(2)	-	-
Surrenders and Death Benefits (notes 2 and 4)	(694,522)	(530,047)	(515,128)	(457,369)	(256,485)	(210,153)	(242,418)	(136,598)
Net policy repayments (loans) (note 5)	4,311	1,461	12,106	(12,537)	2,629	2,854	(421)	627
Redemptions to pay cost of insurance charges and administration charges (note 2)	(475,805)	(493,470)	(259,323)	(286,604)	(83,567)	(88,913)	(46,015)	(70,590)
Adjustments to maintain reserves	697	(783)	1,826	(1,319)	(86)	(50)	(1,737)	1,652

Net equity transactions	(428,787)	(365,802)	(433,735)	(296,136)	(214,409)	(182,507)	(107,687)	(142,227)

Net change in contract owners’ equity	853,372	551,370	112,659	1,032,602	228,262	10,866	66,508	(67,790)
Contract owners’ equity beginning of period	6,477,922	5,926,552	5,756,591	4,723,989	1,170,633	1,159,767	1,071,371	1,139,161

Contract owners’ equity end of period	$7,331,294	6,477,922	5,869,250	5,756,591	1,398,895	1,170,633	1,137,879	1,071,371

CHANGES IN UNITS:
Beginning units	16,679	17,973	12,692	13,478	13,401	15,482	1,743	1,954
Units purchased	2,164	1,786	908	1,234	1,177	1,551	78	40
Units redeemed	(3,066)	(3,080)	(1,915)	(2,020)	(3,089)	(3,632)	(477)	(251)

Ending units	15,777	16,679	11,685	12,692	11,489	13,401	1,344	1,743

	FTVGI2		FTVFA2		ACEG		AVBVI
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(10,150)	(10,483)	1,178	1,712	(2,338)	(1,848)	(393)	(354)
Realized gain (loss) on investments	(45,643)	(42,337)	(444)	(652)	24,604	11,518	7,858	1,681
Change in unrealized gain (loss) on investments	72,716	83,412	3,149	4,514	25,232	(29,303)	34,951	(25,596)
Reinvested capital gains	4,929	1,290	2,510	1,774	32,136	23,748	-	55,109

Net increase (decrease) in contract owners’ equity resulting from operations	21,852	31,882	6,393	7,348	79,634	4,115	42,416	30,840

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	131,409	106,315	5,088	21,953	115,171	29,764	93,466	5,116
Transfers between subaccounts (including fixed account), net (note 6)	-	2	-	(2)	(1)	(2)	-	-
Surrenders and Death Benefits (notes 2 and 4)	(246,170)	(137,690)	(1,933)	-	(6,629)	(5,037)	(24,232)	-
Net policy repayments (loans) (note 5)	(44,295)	1,106	-	-	151	(1,498)	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2)	(82,514)	(91,225)	(4,248)	(4,894)	(25,446)	(27,538)	(12,274)	(8,179)
Adjustments to maintain reserves	22	(232)	(43)	(36)	707	(531)	(688)	(1,221)

Net equity transactions	(241,548)	(121,724)	(1,136)	17,021	83,953	(4,842)	56,272	(4,284)

Net change in contract owners’ equity	(219,696)	(89,842)	5,257	24,369	163,587	(727)	98,688	26,556
Contract owners’ equity beginning of period	1,498,513	1,588,355	58,136	33,767	271,357	272,084	204,853	178,297

Contract owners’ equity end of period	$1,278,817	1,498,513	63,393	58,136	434,944	271,357	303,541	204,853

CHANGES IN UNITS:
Beginning units	15,365	16,650	423	276	1,611	1,624	172	194
Units purchased	1,612	1,464	36	188	647	225	41	4
Units redeemed	(4,023)	(2,749)	(44)	(41)	(175)	(238)	(92)	(26)

Ending units	12,954	15,365	415	423	2,083	1,611	121	172

	IVKMG1		JABS		JACAS		JAGTS
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(14,031)	(12,660)	18,257	28,580	(39,369)	7,315	(4,619)	(8,105)
Realized gain (loss) on investments	31,984	32,845	70,017	29,040	30,513	(18,758)	72,036	83,781
Change in unrealized gain (loss) on investments	231,278	(186,023)	302,455	(8,148)	1,045,289	(539,838)	500,462	46,615
Reinvested capital gains	119,416	175,745	4,741	30,720	298,258	619,146	112,740	49,916

Net increase (decrease) in contract owners’ equity resulting from operations	368,647	9,907	395,470	80,192	1,334,691	67,865	680,619	172,207

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	46,222	102,331	538,135	300,389	406,128	578,086	473,355	243,485
Transfers between subaccounts (including fixed account), net (note 6)	-	1	(3)	-	(4)	27	(4)	-
Surrenders and Death Benefits (notes 2 and 4)	(50,646)	(72,484)	(218,250)	(143,844)	(405,845)	(516,977)	(122,527)	(297,430)
Net policy repayments (loans) (note 5)	(4,284)	(3,740)	7,199	8,289	(37,652)	706	(20,222)	(27,603)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(62,946)	(68,083)	(319,500)	(278,727)	(237,049)	(248,995)	(105,429)	(70,489)
Adjustments to maintain reserves	(450)	419	(1,528)	1,264	(707)	(369)	1,940	(389)

Net equity transactions	(72,104)	(41,556)	6,053	(112,629)	(275,129)	(187,522)	227,113	(152,426)

Net change in contract owners’ equity	296,543	(31,649)	401,523	(32,437)	1,059,562	(119,657)	907,732	19,781
Contract owners’ equity beginning of period	1,737,854	1,769,503	2,310,004	2,342,441	4,689,451	4,809,108	1,410,173	1,390,392

Contract owners’ equity end of period	$2,034,397	1,737,854	2,711,527	2,310,004	5,749,013	4,689,451	2,317,905	1,410,173

CHANGES IN UNITS:
Beginning units	11,523	11,718	6,397	6,932	14,518	14,765	3,974	4,637
Units purchased	391	566	1,072	585	1,193	2,000	1,288	812
Units redeemed	(807)	(761)	(1,055)	(1,120)	(1,886)	(2,247)	(644)	(1,475)

Ending units	11,107	11,523	6,414	6,397	13,825	14,518	4,618	3,974

	JAIGS		MV2IGI		MVFIC		MVIVSC
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$29,149	125,964	(859)	(1,957)	43,825	46,059	10,869	7,243
Realized gain (loss) on investments	(262,907)	(247,433)	(2,241)	(14,858)	262,083	179,377	79,732	20,927
Change in unrealized gain (loss) on investments	1,070,623	(205,169)	438,972	(98,062)	102,889	(80,558)	264,465	(21,892)
Reinvested capital gains	-	82,403	117,267	227,909	140,458	264,189	1,515	31,310

Net increase (decrease) in contract owners’ equity resulting from operations	836,865	(244,235)	553,139	113,032	549,255	409,067	356,581	37,588

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	234,799	269,373	68,897	276,453	333,544	389,722	184,141	106,882
Transfers between subaccounts (including fixed account), net (note 6)	-	1	(55)	-	(74)	(2)	220,241	(38,073)
Surrenders and Death Benefits (notes 2 and 4)	(379,796)	(158,623)	(125,618)	(199,230)	(455,618)	(357,699)	(219,719)	(99,069)
Net policy repayments (loans) (note 5)	14,205	16,476	(10,367)	2,947	(77,895)	14,068	(37,548)	20,972
Redemptions to pay cost of insurance charges and administration charges (note 2)	(223,739)	(239,632)	(86,917)	(94,379)	(183,036)	(185,643)	(44,074)	(41,696)
Adjustments to maintain reserves	889	972	35	336	(698)	(1,576)	(1,963)	(1,042)

Net equity transactions	(353,642)	(111,433)	(154,025)	(13,873)	(383,777)	(141,130)	101,078	(52,026)

Net change in contract owners’ equity	483,223	(355,668)	399,114	99,159	165,478	267,937	457,659	(14,438)
Contract owners’ equity beginning of period	2,917,030	3,272,698	2,058,222	1,959,063	3,269,288	3,001,351	1,287,398	1,301,836

Contract owners’ equity end of period	$3,400,253	2,917,030	2,457,336	2,058,222	3,434,766	3,269,288	1,745,057	1,287,398

CHANGES IN UNITS:
Beginning units	12,518	12,859	17,028	16,995	8,384	8,823	4,059	3,849
Units purchased	1,141	1,683	567	1,816	951	938	1,091	679
Units redeemed	(2,188)	(2,024)	(1,182)	(1,783)	(1,828)	(1,377)	(959)	(469)

Ending units	11,471	12,518	16,413	17,028	7,507	8,384	4,191	4,059

	MSVFI		MSEM		MSVRE		NVAMV1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$22,028	10,723	8,141	8,283	5,531	5,307	67,343	106,172
Realized gain (loss) on investments	8,732	5,473	(3,460)	(3,547)	11,879	28,956	187,901	81,820
Change in unrealized gain (loss) on investments	17,938	28,076	9,921	11,106	(2,555)	12,640	17,205	335,427
Reinvested capital gains	-	-	-	-	-	-	249,533	617,168

Net increase (decrease) in contract owners’ equity resulting from operations	48,698	44,272	14,602	15,842	14,855	46,903	521,982	1,140,587

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	185,293	215,079	3,326	3,326	47,734	36,760	292,674	404,868
Transfers between subaccounts (including fixed account), net (note 6)	1	-	-	-	-	-	-	5
Surrenders and Death Benefits (notes 2 and 4)	(136,875)	(47,175)	(3,816)	(2,201)	(30,450)	(128,624)	(855,672)	(420,347)
Net policy repayments (loans) (note 5)	2,184	1,442	174	139	(192)	(9,426)	25,390	3,624
Redemptions to pay cost of insurance charges and administration charges (note 2)	(95,553)	(108,374)	(14,971)	(13,375)	(51,258)	(47,403)	(338,340)	(345,663)
Adjustments to maintain reserves	340	(676)	1,787	(1,574)	(1,249)	1,599	362	(985)

Net equity transactions	(44,610)	60,296	(13,500)	(13,685)	(35,415)	(147,094)	(875,586)	(358,498)

Net change in contract owners’ equity	4,088	104,568	1,102	2,157	(20,560)	(100,191)	(353,604)	782,089
Contract owners’ equity beginning of period	937,308	832,740	165,042	162,885	635,015	735,206	6,831,912	6,049,823

Contract owners’ equity end of period	$941,396	937,308	166,144	165,042	614,455	635,015	6,478,308	6,831,912

CHANGES IN UNITS:
Beginning units	3,881	4,002	401	439	352	430	23,162	24,656
Units purchased	1,096	627	2	3	20	15	1,445	1,542
Units redeemed	(1,097)	(748)	(47)	(41)	(45)	(93)	(4,217)	(3,036)

Ending units	3,880	3,881	356	401	327	352	20,390	23,162

	GVAAA2		GVABD2		GVAGG2		GVAGR2
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$3,993	12,335	664	3,038	(686)	10,667	(5,320)	(4,814)
Realized gain (loss) on investments	33,782	9,635	(833)	1,733	58,275	37,706	46,892	39,844
Change in unrealized gain (loss) on investments	92,618	(5,031)	3,414	(1,697)	239,393	(192,397)	149,529	(152,919)
Reinvested capital gains	24,905	62,896	404	601	131,917	136,458	86,887	195,729

Net increase (decrease) in contract owners’ equity resulting from operations	155,298	79,835	3,649	3,675	428,899	(7,566)	277,988	77,840

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	90,022	76,612	13,017	19,081	112,730	93,411	200,301	106,633
Transfers between subaccounts (including fixed account), net (note 6)	-	-	-	-	-	-	-	(1)
Surrenders and Death Benefits (notes 2 and 4)	(92,863)	(11,116)	(26,514)	(46,237)	(118,149)	(61,199)	(92,960)	(61,927)
Net policy repayments (loans) (note 5)	530	918	(4,935)	13,372	(7,139)	25,306	(14,798)	34,004
Redemptions to pay cost of insurance charges and administration charges (note 2)	(46,217)	(40,076)	(14,291)	(16,779)	(58,848)	(67,810)	(47,451)	(45,838)
Adjustments to maintain reserves	(130)	4	18	(48)	101	(77)	103	(59)

Net equity transactions	(48,658)	26,342	(32,705)	(30,611)	(71,305)	(10,369)	45,195	32,812

Net change in contract owners’ equity	106,640	106,177	(29,056)	(26,936)	357,594	(17,935)	323,183	110,652
Contract owners’ equity beginning of period	1,074,435	968,258	165,688	192,624	1,472,413	1,490,348	1,026,219	915,567

Contract owners’ equity end of period	$1,181,075	1,074,435	136,632	165,688	1,830,007	1,472,413	1,349,402	1,026,219

CHANGES IN UNITS:
Beginning units	6,430	6,269	1,328	1,573	8,591	8,647	5,758	5,561
Units purchased	533	501	131	273	577	812	978	876
Units redeemed	(813)	(340)	(390)	(518)	(954)	(868)	(767)	(679)

Ending units	6,150	6,430	1,069	1,328	8,214	8,591	5,969	5,758

	GVAGI2		HIBF		GEM		GIG
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$5,119	3,068	71,001	72,624	20,093	3,279	1,454	1,614
Realized gain (loss) on investments	26,735	7,491	(1,849)	(15,406)	25,110	(74,559)	104	(2,295)
Change in unrealized gain (loss) on investments	38,396	(38,069)	17,781	123,836	1,033,866	258,685	31,134	858
Reinvested capital gains	77,234	92,693	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	147,484	65,183	86,933	181,054	1,079,069	187,405	32,692	177

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	41,780	34,671	191,810	126,264	294,788	235,056	21,066	19,309
Transfers between subaccounts (including fixed account), net (note 6)	-	-	-	-	6,451	230	-	2
Surrenders and Death Benefits (notes 2 and 4)	(44,130)	(855)	(164,442)	(117,805)	(445,355)	(175,430)	(4,118)	(6,658)
Net policy repayments (loans) (note 5)	(14,378)	25,985	(15,237)	3,470	(3,349)	13,688	177	(1,070)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(16,699)	(16,296)	(128,749)	(123,134)	(275,271)	(269,723)	(8,037)	(7,142)
Adjustments to maintain reserves	(16)	72	(958)	1,149	617	(777)	(24)	9

Net equity transactions	(33,443)	43,577	(117,576)	(110,056)	(422,119)	(196,956)	9,064	4,450

Net change in contract owners’ equity	114,041	108,760	(30,643)	70,998	656,950	(9,551)	41,756	4,627
Contract owners’ equity beginning of period	703,028	594,268	1,504,093	1,433,095	2,865,935	2,875,486	117,328	112,701

Contract owners’ equity end of period	$817,069	703,028	1,473,450	1,504,093	3,522,885	2,865,935	159,084	117,328

CHANGES IN UNITS:
Beginning units	4,516	4,209	6,088	6,490	8,479	8,965	1,253	1,205
Units purchased	275	463	853	449	887	933	209	242
Units redeemed	(454)	(156)	(1,176)	(851)	(1,942)	(1,419)	(119)	(194)

Ending units	4,337	4,516	5,765	6,088	7,424	8,479	1,343	1,253

	NVIE6		NVNMO1		NVNSR2		NVCRA1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$2,885	3,504	(17,589)	21,316	(319)	(6)	2,816	7,480
Realized gain (loss) on investments	5,906	5,975	481,781	268,521	1,600	2,514	816	2,520
Change in unrealized gain (loss) on investments	66,133	(10,286)	2,471,505	676,926	11,194	(4,204)	47,095	(13,619)
Reinvested capital gains	-	-	311,392	642,792	16,088	14,407	30,839	35,725

Net increase (decrease) in contract owners’ equity resulting from operations	74,924	(807)	3,247,089	1,609,555	28,563	12,711	81,566	32,106

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	27,834	6,362	668,295	634,577	4,966	21,378	24,067	64,399
Transfers between subaccounts (including fixed account), net (note 6)	-	(1)	10,805	(81,968)	-	-	-	-
Surrenders and Death Benefits (notes 2 and 4)	4,005	(2,124)	(963,929)	(799,327)	(3,927)	(6,861)	(963)	-
Net policy repayments (loans) (note 5)	(1,410)	(1,167)	34,592	115,591	(75)	(3,027)	(34,352)	(7,133)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(22,900)	(22,974)	(844,357)	(873,575)	(4,340)	(4,060)	(34,019)	(34,219)
Adjustments to maintain reserves	11	(65)	(3,627)	(5,747)	(9)	8	(11)	3

Net equity transactions	7,540	(19,969)	(1,098,221)	(1,010,449)	(3,385)	7,438	(45,278)	23,050

Net change in contract owners’ equity	82,464	(20,776)	2,148,868	599,106	25,178	20,149	36,288	55,156
Contract owners’ equity beginning of period	285,257	306,033	14,099,547	13,500,441	165,582	145,433	462,998	407,842

Contract owners’ equity end of period	$367,721	285,257	16,248,415	14,099,547	190,760	165,582	499,286	462,998

CHANGES IN UNITS:
Beginning units	3,186	3,416	69,314	74,953	974	935	3,289	3,115
Units purchased	410	155	4,145	5,181	29	132	421	514
Units redeemed	(343)	(385)	(9,244)	(10,820)	(48)	(93)	(732)	(340)

Ending units	3,253	3,186	64,215	69,314	955	974	2,978	3,289

	NVCRB1		NVCCA1		NVCCN1		NVCMD1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$155	285	424	789	131	163	4,097	5,906
Realized gain (loss) on investments	(27)	(30)	143	171	(132)	(134)	(2,723)	1,174
Change in unrealized gain (loss) on investments	777	(132)	2,587	(1,453)	301	90	19,195	(9,648)
Reinvested capital gains	731	640	2,733	2,939	186	233	20,825	18,916

Net increase (decrease) in contract owners’ equity resulting from operations	1,636	763	5,887	2,446	486	352	41,394	16,348

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	2,117	7,765	1,863	1,940	1,740	1,450	72,398	62,102
Transfers between subaccounts (including fixed account), net (note 6)	-	-	-	-	-	-	-	-
Surrenders and Death Benefits (notes 2 and 4)	662	249	(637)	380	-	-	-	(53,844)
Net policy repayments (loans) (note 5)	-	-	(74)	(3,591)	-	-	(1,514)	-
Redemptions to pay cost of insurance charges and administration charges (note 2)	(1,294)	(1,106)	(2,484)	(2,655)	(1,921)	(1,886)	(44,663)	(46,086)
Adjustments to maintain reserves	4	(21)	(57)	48	44	52	-	(67)

Net equity transactions	1,489	6,887	(1,389)	(3,878)	(137)	(384)	26,221	(37,895)

Net change in contract owners’ equity	3,125	7,650	4,498	(1,432)	349	(32)	67,615	(21,547)
Contract owners’ equity beginning of period	14,295	6,645	39,340	40,772	8,706	8,738	301,575	323,122

Contract owners’ equity end of period	$17,420	14,295	43,838	39,340	9,055	8,706	369,190	301,575

CHANGES IN UNITS:
Beginning units	104	51	279	308	68	71	2,162	2,456
Units purchased	19	61	13	18	13	11	490	537
Units redeemed	(9)	(8)	(22)	(47)	(14)	(14)	(314)	(831)

Ending units	114	104	270	279	67	68	2,338	2,162

	NVCMA1		NVCMC1		NVCBD1		NVLCP1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$1,668	3,796	42	124	5,580	6,997	134	470
Realized gain (loss) on investments	(7,890)	(22,200)	(196)	(50)	(499)	(2,919)	(55)	50
Change in unrealized gain (loss) on investments	21,650	12,713	429	(8)	5,324	8,901	436	(46)
Reinvested capital gains	15,425	19,975	268	241	-	539	-	80

Net increase (decrease) in contract owners’ equity resulting from operations	30,853	14,284	543	307	10,405	13,518	515	554

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	23,694	18,905	953	1,113	32,710	48,676	4,998	5,924
Transfers between subaccounts (including fixed account), net (note 6)	-	-	-	-	-	-	-	-
Surrenders and Death Benefits (notes 2 and 4)	(6,500)	(59,374)	(57)	-	(28,513)	(36,627)	(16,372)	-
Net policy repayments (loans) (note 5)	(145)	1,030	(2,787)	-	(17,029)	69	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2)	(26,956)	(27,634)	(926)	(947)	(39,665)	(42,739)	(1,271)	(1,796)
Adjustments to maintain reserves	60	20	45	(37)	(36)	(39)	24	(69)

Net equity transactions	(9,847)	(67,053)	(2,772)	129	(52,533)	(30,660)	(12,621)	4,059

Net change in contract owners’ equity	21,006	(52,769)	(2,229)	436	(42,128)	(17,142)	(12,106)	4,613
Contract owners’ equity beginning of period	182,630	235,399	6,213	5,777	293,810	310,952	19,956	15,343

Contract owners’ equity end of period	$203,636	182,630	3,984	6,213	251,682	293,810	7,850	19,956

CHANGES IN UNITS:
Beginning units	1,300	1,791	46	45	2,177	2,410	139	110
Units purchased	171	151	7	8	269	365	34	42
Units redeemed	(235)	(642)	(26)	(7)	(646)	(598)	(120)	(13)

Ending units	1,236	1,300	27	46	1,800	2,177	53	139

	TRF4		GBF		GBF4		GVIDA
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$514,561	873,279	6,526	5,519	171,169	160,979	46,490	47,357
Realized gain (loss) on investments	2,153,454	2,548,652	(817)	1,456	(90,249)	(197,419)	274,197	283,921
Change in unrealized gain (loss) on investments	17,662,209	6,905,694	411	(4,012)	88,533	93,732	161,045	(312,106)
Reinvested capital gains	-	-	-	-	-	-	374,505	345,097

Net increase (decrease) in contract owners’ equity resulting from operations	20,330,224	10,327,625	6,120	2,963	169,453	57,292	856,237	364,269

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	2,998,177	3,184,546	31,834	332,463	685,856	2,175,369	603,336	688,367
Transfers between subaccounts (including fixed account), net (note 6)	(622,778)	(2,944,117)	-	-	(8,947)	(104,869)	-	9
Surrenders and Death Benefits (notes 2 and 4)	(5,751,369)	(5,969,489)	9,093	(311,626)	(499,824)	(2,206,052)	(493,635)	(451,289)
Net policy repayments (loans) (note 5)	1,034,910	1,633,433	3,247	(6,235)	45,478	127,223	(25,193)	(35,436)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(4,544,197)	(4,656,194)	(27,859)	(30,643)	(869,747)	(1,088,135)	(245,327)	(243,488)
Adjustments to maintain reserves	94,423	18,375	(10)	(53)	(178)	(3,292)	2,123	(710)

Net equity transactions	(6,790,834)	(8,733,446)	16,305	(16,094)	(647,362)	(1,099,756)	(158,696)	(42,547)

Net change in contract owners’ equity	13,539,390	1,594,179	22,425	(13,131)	(477,909)	(1,042,464)	697,541	321,722
Contract owners’ equity beginning of period	105,888,697	104,294,518	463,639	476,770	12,108,128	13,150,592	5,090,393	4,768,671

Contract owners’ equity end of period	$119,428,087	105,888,697	486,064	463,639	11,630,219	12,108,128	5,787,934	5,090,393

CHANGES IN UNITS:
Beginning units	58,148	63,363	3,259	3,351	25,298	27,051	19,381	19,726
Units purchased	4,045	5,006	466	2,450	3,043	7,563	2,258	2,915
Units redeemed	(8,195)	(10,221)	(353)	(2,542)	(4,127)	(9,316)	(2,900)	(3,260)

Ending units	53,998	58,148	3,372	3,259	24,214	25,298	18,739	19,381

	NVDBL2		NVDCA2		GVIDC		GVIDM
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$237	213	127	132	13,275	16,047	435,145	462,954
Realized gain (loss) on investments	121	83	185	119	(6,524)	(4,952)	1,553,828	1,602,971
Change in unrealized gain (loss) on investments	1,118	348	906	72	27,166	3,170	185,466	(1,746,535)
Reinvested capital gains	542	476	486	452	25,542	25,953	2,316,717	2,053,536

Net increase (decrease) in contract owners’ equity resulting from operations	2,018	1,120	1,704	775	59,459	40,218	4,491,156	2,372,926

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	8,778	7,042	1,072	1,393	96,832	148,815	2,494,394	2,558,074
Transfers between subaccounts (including fixed account), net (note 6)	-	-	-	-	-	-	25,307	(138,192)
Surrenders and Death Benefits (notes 2 and 4)	(33)	5	-	-	(157,808)	(60,942)	(2,856,767)	(3,267,193)
Net policy repayments (loans) (note 5)	-	-	-	-	(22,306)	4,673	171,162	362,566
Redemptions to pay cost of insurance charges and administration charges (note 2)	(8,500)	(7,695)	(987)	(938)	(83,422)	(83,826)	(2,521,826)	(2,730,290)
Adjustments to maintain reserves	41	32	(89)	102	(162)	159	(1,351)	(2,282)

Net equity transactions	286	(616)	(4)	557	(166,866)	8,879	(2,689,081)	(3,217,317)

Net change in contract owners’ equity	2,304	504	1,700	1,332	(107,407)	49,097	1,802,075	(844,391)
Contract owners’ equity beginning of period	18,777	18,273	12,184	10,852	1,251,820	1,202,723	37,884,122	38,728,513

Contract owners’ equity end of period	$21,081	18,777	13,884	12,184	1,144,413	1,251,820	39,686,197	37,884,122

CHANGES IN UNITS:
Beginning units	112	115	63	60	7,526	7,367	106,593	117,503
Units purchased	50	44	5	8	691	1,018	9,960	10,897
Units redeemed	(48)	(47)	(5)	(5)	(1,717)	(859)	(17,004)	(21,807)

Ending units	114	112	63	63	6,500	7,526	99,549	106,593

	GVDMA		GVDMC		MCIF		NVMIG1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$190,687	202,853	34,022	35,183	20,532	22,635	6,819	9,995
Realized gain (loss) on investments	875,766	2,172,922	43,295	41,962	111,043	229,378	(20,441)	(26,233)
Change in unrealized gain (loss) on investments	726,616	(2,293,988)	36,226	(43,683)	264,125	118,223	308,018	(50,704)
Reinvested capital gains	1,346,991	1,563,153	126,306	102,983	310,065	391,902	-	28,960

Net increase (decrease) in contract owners’ equity resulting from operations	3,140,060	1,644,940	239,849	136,445	705,765	762,138	294,396	(37,982)

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	1,287,047	1,382,247	226,685	159,605	585,982	397,803	71,444	89,852
Transfers between subaccounts (including fixed account), net (note 6)	11	(92)	2	(5)	(1)	2	(18)	39
Surrenders and Death Benefits (notes 2 and 4)	(1,750,890)	(4,334,879)	(153,626)	(143,515)	(256,813)	(488,179)	(153,116)	(58,771)
Net policy repayments (loans) (note 5)	60,216	(41,489)	13,792	(20,907)	(13,851)	(11,160)	3,134	(1,916)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(1,314,481)	(1,369,297)	(180,936)	(179,668)	(219,797)	(223,877)	(78,462)	(95,625)
Adjustments to maintain reserves	476	869	208	21	1,502	(1,507)	27	(3)

Net equity transactions	(1,717,621)	(4,362,641)	(93,875)	(184,469)	97,022	(326,918)	(156,991)	(66,424)

Net change in contract owners’ equity	1,422,439	(2,717,701)	145,974	(48,024)	802,787	435,220	137,405	(104,406)
Contract owners’ equity beginning of period	20,845,469	23,563,170	2,866,534	2,914,558	4,669,181	4,233,961	1,249,589	1,353,995

Contract owners’ equity end of period	$22,267,908	20,845,469	3,012,508	2,866,534	5,471,968	4,669,181	1,386,994	1,249,589

CHANGES IN UNITS:
Beginning units	81,799	100,406	13,356	14,360	10,592	11,296	13,348	14,057
Units purchased	5,438	6,536	1,218	875	985	1,245	747	1,305
Units redeemed	(10,207)	(25,143)	(1,633)	(1,879)	(1,262)	(1,949)	(2,232)	(2,014)

Ending units	77,030	81,799	12,941	13,356	10,315	10,592	11,863	13,348

	GVDIVI		GVDIV4		NVMLG1		NVMLV1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$290,179	301,321	159,511	173,904	(15,948)	5,441	25,635	29,358
Realized gain (loss) on investments	(78,607)	(278,239)	(16,961)	(1,011,101)	157,462	99,211	(47,553)	95,035
Change in unrealized gain (loss) on investments	2,616,580	531,320	1,419,897	1,117,316	793,764	(615,263)	235,599	(14,271)
Reinvested capital gains	-	-	-	-	184,384	558,584	140,143	281,687

Net increase (decrease) in contract owners’ equity resulting from operations	2,828,152	554,402	1,562,447	280,119	1,119,662	47,973	353,824	391,809

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	1,260,971	1,128,454	115,017	107,094	198,575	290,125	625,935	285,807
Transfers between subaccounts (including fixed account), net (note 6)	(67,905)	(17,761)	(11,144)	(45,028)	(1)	(2)	-	5
Surrenders and Death Benefits (notes 2 and 4)	(1,330,858)	(765,330)	(467,687)	(512,637)	(359,369)	(205,720)	(537,945)	(515,687)
Net policy repayments (loans) (note 5)	35,340	147,264	84,334	64,633	(5,444)	8,561	(22,228)	(6,728)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(889,088)	(870,035)	(556,227)	(648,554)	(222,815)	(222,338)	(147,384)	(167,155)
Adjustments to maintain reserves	(352)	916	2,128	1,515	(333)	(964)	(489)	(566)

Net equity transactions	(991,892)	(376,492)	(833,579)	(1,032,977)	(389,387)	(130,338)	(82,111)	(404,324)

Net change in contract owners’ equity	1,836,260	177,910	728,868	(752,858)	730,275	(82,365)	271,713	(12,515)
Contract owners’ equity beginning of period	13,148,600	12,970,690	7,450,607	8,203,465	4,008,742	4,091,107	2,921,537	2,934,052

Contract owners’ equity end of period	$14,984,860	13,148,600	8,179,475	7,450,607	4,739,017	4,008,742	3,193,250	2,921,537

CHANGES IN UNITS:
Beginning units	115,368	119,597	11,848	13,765	24,147	24,894	17,149	19,696
Units purchased	12,931	15,344	288	317	1,187	2,241	1,320	1,781
Units redeemed	(21,610)	(19,573)	(1,765)	(2,234)	(3,144)	(2,988)	(4,135)	(4,328)

Ending units	106,689	115,368	10,371	11,848	22,190	24,147	14,334	17,149

	NVMMG1		NVMMV2		SCGF		SCVF4
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(336,446)	(300,416)	19,416	28,676	(13,939)	(12,237)	(35,206)	(5,049)
Realized gain (loss) on investments	2,474,875	1,677,540	44,482	253,369	11,523	17,510	671,137	510,582
Change in unrealized gain (loss) on investments	7,451,901	(4,114,052)	286,812	67,133	417,904	(275,863)	(1,617)	1,882,217
Reinvested capital gains	2,553,404	5,263,683	251,950	409,622	15,641	397,697	936,760	1,802,210

Net increase (decrease) in contract owners’ equity resulting from operations	12,143,734	2,526,755	602,660	758,800	431,129	127,107	1,571,074	4,189,960

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	1,907,212	1,865,694	219,098	218,101	104,674	91,634	722,818	778,962
Transfers between subaccounts (including fixed account), net (note 6)	61,496	(480,401)	(540)	2	(2)	(2)	(70,317)	31,701
Surrenders and Death Benefits (notes 2 and 4)	(3,980,358)	(2,726,874)	(292,710)	(1,388,735)	(140,831)	(98,964)	(1,087,588)	(1,564,775)
Net policy repayments (loans) (note 5)	122,105	387,540	(20,807)	11,028	(448)	1,466	(24,071)	48,409
Redemptions to pay cost of insurance charges and administration charges (note 2)	(2,486,884)	(2,548,922)	(268,815)	(321,103)	(113,881)	(114,295)	(1,010,866)	(1,047,688)
Adjustments to maintain reserves	(13,444)	(6,996)	102	4	(681)	170	(841)	65

Net equity transactions	(4,389,873)	(3,509,959)	(363,672)	(1,480,703)	(151,169)	(119,991)	(1,470,865)	(1,753,326)

Net change in contract owners’ equity	7,753,861	(983,204)	238,988	(721,903)	279,960	7,116	100,209	2,436,634
Contract owners’ equity beginning of period	47,110,732	48,093,936	4,823,739	5,545,642	1,857,568	1,850,452	20,310,052	17,873,418

Contract owners’ equity end of period	$54,864,593	47,110,732	5,062,727	4,823,739	2,137,528	1,857,568	20,410,261	20,310,052

CHANGES IN UNITS:
Beginning units	190,376	205,320	23,616	31,711	6,681	7,170	45,570	50,530
Units purchased	10,759	13,382	1,467	1,444	263	402	3,193	2,967
Units redeemed	(27,240)	(28,326)	(3,154)	(9,539)	(821)	(891)	(6,226)	(7,927)

Ending units	173,895	190,376	21,929	23,616	6,123	6,681	42,537	45,570

	SCF4		MSBF		GVEX4		NVSTB2
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(120,537)	(55,353)	54,353	35,202	1,572,786	1,542,223	6,312	8,660
Realized gain (loss) on investments	580,596	561,472	12,820	11,955	6,770,127	6,608,949	(4,660)	(2,261)
Change in unrealized gain (loss) on investments	469,450	343,261	5,969	62,401	15,561,871	3,217,520	7,137	13,686
Reinvested capital gains	1,209,866	2,431,490	-	-	3,588,690	2,454,887	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,139,375	3,280,870	73,142	109,558	27,493,474	13,823,579	8,789	20,085

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	850,900	868,386	163,033	85,098	8,081,052	8,013,656	81,749	102,730
Transfers between subaccounts (including fixed account), net (note 6)	(119,793)	(20,414)	-	-	(194,072)	98,659	-	-
Surrenders and Death Benefits (notes 2 and 4)	(912,121)	(1,284,218)	(121,517)	(105,357)	(8,473,805)	(9,951,635)	(208,828)	(185,708)
Net policy repayments (loans) (note 5)	12,043	(14,544)	862	14,297	39,928	278,455	(3,261)	1,391
Redemptions to pay cost of insurance charges and administration charges (note 2)	(1,067,757)	(1,129,034)	(112,667)	(127,300)	(9,469,274)	(9,499,973)	(73,927)	(86,727)
Adjustments to maintain reserves	901	2,394	(959)	1,210	(2,568)	461	87	(13)

Net equity transactions	(1,235,827)	(1,577,430)	(71,248)	(132,052)	(10,018,739)	(11,060,377)	(204,180)	(168,327)

Net change in contract owners’ equity	903,548	1,703,440	1,894	(22,494)	17,474,735	2,763,202	(195,391)	(148,242)
Contract owners’ equity beginning of period	17,735,234	16,031,794	1,371,937	1,394,431	137,249,218	134,486,016	969,069	1,117,311

Contract owners’ equity end of period	$18,638,782	17,735,234	1,373,831	1,371,937	154,723,953	137,249,218	773,678	969,069

CHANGES IN UNITS:
Beginning units	43,285	47,932	6,781	7,379	157,892	173,137	8,761	10,283
Units purchased	3,640	3,583	993	505	11,149	12,747	1,450	1,337
Units redeemed	(6,429)	(8,230)	(1,204)	(1,103)	(21,312)	(27,992)	(3,268)	(2,859)

Ending units	40,496	43,285	6,570	6,781	147,729	157,892	6,943	8,761

	NVOLG1		NVTIV3		EIF4		NVRE1
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(231,633)	116,601	4,020	3,548	380,843	288,571	60,075	56,699
Realized gain (loss) on investments	2,277,667	1,680,470	(9,691)	(11,860)	700,252	313,891	(310,438)	(127,884)
Change in unrealized gain (loss) on investments	23,639,597	(23,745,511)	63,559	5,817	1,448,934	1,657,735	417,867	7,594
Reinvested capital gains	2,952,483	25,192,302	-	3,527	-	-	65,633	328,616

Net increase (decrease) in contract owners’ equity resulting from operations	28,638,114	3,243,862	57,888	1,032	2,530,029	2,260,197	233,137	265,025

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	4,618,350	20,442,726	65,540	14,976	794,224	809,186	200,973	459,089
Transfers between subaccounts (including fixed account), net (note 6)	(100,770)	3,566,515	562	(12,611)	59,788	(88,533)	-	(2)
Surrenders and Death Benefits (notes 2 and 4)	(10,128,489)	(5,278,089)	(49,955)	(16,985)	(1,303,382)	(1,278,156)	(406,871)	(258,736)
Net policy repayments (loans) (note 5)	129,377	448,270	(693)	2,732	(21,895)	48,187	(4,041)	10,137
Redemptions to pay cost of insurance charges and administration charges (note 2)	(6,458,261)	(6,410,112)	(9,412)	(8,837)	(804,050)	(884,388)	(176,389)	(208,259)
Adjustments to maintain reserves	(5,823)	7,895	296	280	311	2,222	(76)	91

Net equity transactions	(11,945,616)	12,777,205	6,338	(20,445)	(1,275,004)	(1,391,482)	(386,404)	2,320

Net change in contract owners’ equity	16,692,498	16,021,067	64,226	(19,413)	1,255,025	868,715	(153,267)	267,345
Contract owners’ equity beginning of period	112,751,979	96,730,912	255,527	274,940	15,420,627	14,551,912	4,249,736	3,982,391

Contract owners’ equity end of period	$129,444,477	112,751,979	319,753	255,527	16,675,652	15,420,627	4,096,469	4,249,736

CHANGES IN UNITS:
Beginning units	336,505	297,322	1,475	1,552	44,926	49,380	28,267	28,235
Units purchased	16,742	80,423	396	127	3,350	3,844	2,201	3,661
Units redeemed	(49,758)	(41,240)	(374)	(204)	(7,186)	(8,298)	(4,693)	(3,629)

Ending units	303,489	336,505	1,497	1,475	41,090	44,926	25,775	28,267

	SAM4		AMTB		AMCG		AMMCGS
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(67,957)	(201,796)	49,889	38,051	(1,078)	(1,114)	(3,979)	(3,751)
Realized gain (loss) on investments	-	-	(109,169)	(57,270)	(11,005)	(29,633)	5,072	(6,224)
Change in unrealized gain (loss) on investments	-	-	77,399	60,266	46,219	27,201	108,808	1,414
Reinvested capital gains	-	660	-	-	3,373	8,060	12,509	26,523

Net increase (decrease) in contract owners’ equity resulting from operations	(67,957)	(201,136)	18,119	41,047	37,509	4,514	122,410	17,962

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	7,997,028	17,966,722	385,216	411,182	1,553	6,893	46,674	47,246
Transfers between subaccounts (including fixed account), net (note 6)	(573,243)	1,342,305	(166,484)	110,006	-	-	-	-
Surrenders and Death Benefits (notes 2 and 4)	(8,652,842)	(14,405,966)	(422,726)	(344,972)	(11,224)	(29,944)	(50,831)	(58,406)
Net policy repayments (loans) (note 5)	119,785	518,159	1,377	91,289	(289)	(159)	215	627
Redemptions to pay cost of insurance charges and administration charges (note 2)	(3,759,381)	(3,911,259)	(487,707)	(558,169)	(10,211)	(24,196)	(34,345)	(46,983)
Adjustments to maintain reserves	(203)	3,363	(940)	(469)	(1,200)	1,439	(182)	(196)

Net equity transactions	(4,868,856)	1,513,324	(691,264)	(291,133)	(21,371)	(45,967)	(38,469)	(57,712)

Net change in contract owners’ equity	(4,936,813)	1,312,188	(673,145)	(250,086)	16,138	(41,453)	83,941	(39,750)
Contract owners’ equity beginning of period	29,579,931	28,267,743	7,215,219	7,465,305	161,127	202,580	525,829	565,579

Contract owners’ equity end of period	$24,643,118	29,579,931	6,542,074	7,215,219	177,265	161,127	609,770	525,829

CHANGES IN UNITS:
Beginning units	132,010	127,112	29,493	30,470	152	196	4,464	5,007
Units purchased	47,928	103,595	3,704	3,187	2	17	251	551
Units redeemed	(69,212)	(98,697)	(5,348)	(4,164)	(48)	(61)	(727)	(1,094)

Ending units	110,726	132,010	27,849	29,493	106	152	3,988	4,464

	AMTP		AMSRS		OVGS		OVGI
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(794)	4,425	(1,216)	227	23,284	33,702	11,199	7,954
Realized gain (loss) on investments	179,380	259,507	49,991	26,883	47,811	(194,684)	20,405	368,778
Change in unrealized gain (loss) on investments	84,757	143,823	54,661	12,030	3,404,050	(585,140)	421,737	(490,920)
Reinvested capital gains	76,711	226,919	31,819	26,880	-	663,407	46,590	295,504

Net increase (decrease) in contract owners’ equity resulting from operations	340,054	634,674	135,255	66,020	3,475,145	(82,715)	499,931	181,316

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	98,280	160,421	28,070	21,372	689,168	699,255	841,553	1,634,288
Transfers between subaccounts (including fixed account), net (note 6)	2	(11)	-	-	-	14	-	-
Surrenders and Death Benefits (notes 2 and 4)	(217,679)	(269,819)	(53,383)	(15,140)	(1,290,504)	(525,656)	(1,739,694)	(1,420,901)
Net policy repayments (loans) (note 5)	1,757	1,475	1,881	(589)	(4,484)	38,869	(1,942)	18,160
Redemptions to pay cost of insurance charges and administration charges (note 2)	(189,456)	(221,784)	(38,026)	(37,508)	(493,897)	(550,642)	(172,684)	(168,805)
Adjustments to maintain reserves	(1,179)	(3,516)	1,052	(1,451)	681	1,048	90	(1,596)

Net equity transactions	(308,275)	(333,234)	(60,406)	(33,316)	(1,099,036)	(337,112)	(1,072,677)	61,146

Net change in contract owners’ equity	31,779	301,440	74,849	32,704	2,376,109	(419,827)	(572,746)	242,462
Contract owners’ equity beginning of period	2,894,700	2,593,260	782,357	749,653	10,093,141	10,512,968	4,058,172	3,815,710

Contract owners’ equity end of period	$2,926,479	2,894,700	857,206	782,357	12,469,250	10,093,141	3,485,426	4,058,172

CHANGES IN UNITS:
Beginning units	1,830	2,301	2,032	2,100	37,992	39,023	16,317	17,033
Units purchased	78	357	96	85	2,242	4,515	3,290	7,270
Units redeemed	(231)	(828)	(253)	(153)	(5,333)	(5,546)	(7,722)	(7,986)

Ending units	1,677	1,830	1,875	2,032	34,901	37,992	11,885	16,317

	OVSC		OVSB		PMVFBA		PMVLDA
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$962	(1,932)	7,560	20,650	860	607	2,539	2,217
Realized gain (loss) on investments	37,728	42,525	(8,822)	(10,717)	(6,746)	(2,866)	(2,297)	(3,347)
Change in unrealized gain (loss) on investments	77,275	108,268	27,212	17,002	18,284	4,844	1,606	2,964
Reinvested capital gains	68,281	44,847	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	184,246	193,708	25,950	26,935	12,398	2,585	1,848	1,834

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	741,055	97,214	61,371	51,497	16,207	18,269	345,853	105,016
Transfers between subaccounts (including fixed account), net (note 6)	3	18	-	-	-	-	-	-
Surrenders and Death Benefits (notes 2 and 4)	(84,719)	(130,248)	(37,196)	(52,194)	(40,800)	(8,167)	1,467	27,852
Net policy repayments (loans) (note 5)	2,754	(1,179)	(3,931)	3,545	20	107	499	(2,700)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(80,085)	(77,702)	(34,050)	(37,368)	(7,794)	(8,367)	(66,802)	(60,605)
Adjustments to maintain reserves	(1,285)	(1,016)	(392)	945	(13)	35	2	(38)

Net equity transactions	577,723	(112,913)	(14,198)	(33,575)	(32,380)	1,877	281,019	69,525

Net change in contract owners’ equity	761,969	80,795	11,752	(6,640)	(19,982)	4,462	282,867	71,359
Contract owners’ equity beginning of period	1,241,947	1,161,152	485,883	492,523	125,812	121,350	346,790	275,431

Contract owners’ equity end of period	$2,003,916	1,241,947	497,635	485,883	105,830	125,812	629,657	346,790

CHANGES IN UNITS:
Beginning units	2,838	3,100	4,311	4,481	1,079	1,064	2,881	2,303
Units purchased	1,760	226	743	566	137	156	2,968	1,205
Units redeemed	(421)	(488)	(851)	(736)	(391)	(141)	(649)	(627)

Ending units	4,177	2,838	4,203	4,311	825	1,079	5,200	2,881

	PMVTRA		PVEIB		PVGOB		PVTIGB
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$10,723	12,131	(1,714)	-	(2,328)	(289)	1,289	2,326
Realized gain (loss) on investments	(3,275)	(2,986)	1,292	-	9,440	47	(114)	(1,770)
Change in unrealized gain (loss) on investments	24,547	9,437	43,416	-	92,237	2,630	17,529	(1,594)
Reinvested capital gains	-	-	-	-	5,446	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	31,995	18,582	42,994	-	104,795	2,388	18,704	(1,038)

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	58,192	47,697	385,365	-	16,945	367,499	1,467	17,977
Transfers between subaccounts (including fixed account), net (note 6)	16,442	78,185	-	-	4	-	-	-
Surrenders and Death Benefits (notes 2 and 4)	(130,765)	(124,352)	(9,257)	-	(33,481)	2,047	(22)	(7,809)
Net policy repayments (loans) (note 5)	(21,515)	7,155	816	-	(5,995)	110	(25)	(486)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(39,746)	(40,944)	(17,493)	-	(28,610)	(5,044)	(5,294)	(5,675)
Adjustments to maintain reserves	505	(106)	(1,144)	-	(21)	24	117	272

Net equity transactions	(116,887)	(32,365)	358,287	-	(51,158)	364,636	(3,757)	4,279

Net change in contract owners’ equity	(84,892)	(13,783)	401,281	-	53,637	367,024	14,947	3,241
Contract owners’ equity beginning of period	778,862	792,645	-	-	367,024	-	74,830	71,589

Contract owners’ equity end of period	$693,970	778,862	401,281	-	420,661	367,024	89,777	74,830

CHANGES IN UNITS:
Beginning units	4,127	4,391	-	-	3,009	-	164	172
Units purchased	545	509	3,163	-	146	3,054	1	9
Units redeemed	(1,364)	(773)	(101)	-	(557)	(45)	(10)	(17)

Ending units	3,308	4,127	3,062	-	2,598	3,009	155	164

	TRHS2		VWBF		VWEM		VWHA
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$(18,352)	(17,418)	61,126	(24,336)	(45,071)	(30,324)	(37,966)	(16,406)
Realized gain (loss) on investments	43,830	91,025	(188,082)	(253,135)	140,800	(415,033)	(426,361)	(553,895)
Change in unrealized gain (loss) on investments	446,564	(412,671)	524,605	492,857	7,681,919	260,809	236,697	2,822,415
Reinvested capital gains	121,214	18,312	-	-	-	87,029	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	593,256	(320,752)	397,649	215,386	7,777,648	(97,519)	(227,630)	2,252,114

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	518,555	312,807	241,167	238,020	1,034,653	898,023	316,379	419,920
Transfers between subaccounts (including fixed account), net (note 6)	-	(14)	(24,398)	(97,101)	(31,101)	(99,608)	(107,249)	(44,697)
Surrenders and Death Benefits (notes 2 and 4)	(324,968)	(520,547)	(337,974)	(282,759)	(2,063,216)	(1,056,928)	(631,599)	(781,989)
Net policy repayments (loans) (note 5)	1,873	(8,129)	18,256	14,591	74,925	107,979	(18,322)	29,904
Redemptions to pay cost of insurance charges and administration charges (note 2)	(105,449)	(113,709)	(286,227)	(314,206)	(1,026,544)	(1,055,286)	(442,061)	(496,950)
Adjustments to maintain reserves	151	1	1,908	(910)	(1,277)	5,638	2,305	1,574

Net equity transactions	90,162	(329,591)	(387,268)	(442,365)	(2,012,560)	(1,200,182)	(880,547)	(872,238)

Net change in contract owners’ equity	683,418	(650,343)	10,381	(226,979)	5,765,088	(1,297,701)	(1,108,177)	1,379,876
Contract owners’ equity beginning of period	2,236,468	2,886,811	3,594,285	3,821,264	16,372,640	17,670,341	6,855,551	5,475,675

Contract owners’ equity end of period	$2,919,886	2,236,468	3,604,666	3,594,285	22,137,728	16,372,640	5,747,374	6,855,551

CHANGES IN UNITS:
Beginning units	7,679	8,786	11,036	12,101	39,108	42,148	12,527	14,384
Units purchased	1,560	1,220	912	886	3,112	3,320	1,218	1,386
Units redeemed	(1,307)	(2,327)	(1,963)	(1,951)	(7,002)	(6,360)	(3,039)	(3,243)

Ending units	7,932	7,679	9,985	11,036	35,218	39,108	10,706	12,527

	VVEI		VVHYB		VVMCI		VVHGB
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$50,291	50,076	60,046	84,362	14,187	22,905	20,176	19,352
Realized gain (loss) on investments	104,117	147,860	11,435	(38,965)	297,829	114,456	(671)	9,472
Change in unrealized gain (loss) on investments	266,187	(5,005)	34,167	135,464	385,249	3,498	11,119	(10,231)
Reinvested capital gains	102,383	196,193	-	-	250,960	356,389	4,527	3,897

Net increase (decrease) in contract owners’ equity resulting from operations	522,978	389,124	105,648	180,861	948,225	497,248	35,151	22,490

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	172,047	174,361	446,964	733,607	292,014	315,115	100,798	114,272
Transfers between subaccounts (including fixed account), net (note 6)	2	-	-	-	2	(1)	-	-
Surrenders and Death Benefits (notes 2 and 4)	(128,764)	(175,338)	(340,758)	(774,444)	(358,182)	(324,275)	31,077	(52,871)
Net policy repayments (loans) (note 5)	(1,078)	(12,678)	(6,215)	(3,647)	(13,477)	8,577	(3,553)	(1,784)
Redemptions to pay cost of insurance charges and administration charges (note 2)	(136,070)	(138,602)	(88,998)	(105,594)	(211,090)	(224,668)	(76,262)	(83,713)
Adjustments to maintain reserves	(113)	50	(59)	83	194	(62)	(94)	7

Net equity transactions	(93,976)	(152,207)	10,934	(149,995)	(290,539)	(225,314)	51,966	(24,089)

Net change in contract owners’ equity	429,002	236,917	116,582	30,866	657,686	271,934	87,117	(1,599)
Contract owners’ equity beginning of period	3,109,893	2,872,976	1,559,511	1,528,645	5,392,193	5,120,259	1,402,380	1,403,979

Contract owners’ equity end of period	$3,538,895	3,109,893	1,676,093	1,559,511	6,049,879	5,392,193	1,489,497	1,402,380

CHANGES IN UNITS:
Beginning units	10,245	10,788	7,093	7,669	14,682	15,345	9,071	9,218
Units purchased	644	774	2,373	3,680	859	1,024	1,343	1,151
Units redeemed	(936)	(1,317)	(2,274)	(4,256)	(1,576)	(1,687)	(1,015)	(1,298)

Ending units	9,953	10,245	7,192	7,093	13,965	14,682	9,399	9,071

	WRASP		SVDF		SVOF		WFVSCG
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$1,950	(400)	(4,767)	(6,047)	196	5,730	(1,174)	(1,112)
Realized gain (loss) on investments	(3,989)	(10,446)	(6,676)	(16,739)	20,237	15,358	6,381	(669)
Change in unrealized gain (loss) on investments	39,781	2,293	161,440	17,183	23,283	(16,930)	25,097	(2,966)
Reinvested capital gains	-	-	39,232	49,674	34,878	41,042	4,759	14,620

Net increase (decrease) in contract owners’ equity resulting from operations	37,742	(8,553)	189,229	44,071	78,594	45,200	35,063	9,873

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	7,676	8,442	26,275	25,903	27,775	28,820	14,044	15,497
Transfers between subaccounts (including fixed account), net (note 6)	-	-	1	-	-	1	-	-
Surrenders and Death Benefits (notes 2 and 4)	(16,149)	(25,450)	(41,817)	(519,922)	(33,874)	(9,962)	(42,918)	(35,705)
Net policy repayments (loans) (note 5)	1,990	(3,035)	1,695	633	150	(1,255)	(20,074)	1,685
Redemptions to pay cost of insurance charges and administration charges (note 2)	(13,327)	(15,551)	(55,736)	(76,705)	(50,115)	(44,603)	(8,930)	(9,623)
Adjustments to maintain reserves	(110)	14	(262)	(419)	(196)	(1,489)	101	98

Net equity transactions	(19,920)	(35,580)	(69,844)	(570,510)	(56,260)	(28,488)	(57,777)	(28,048)

Net change in contract owners’ equity	17,822	(44,133)	119,385	(526,439)	22,334	16,712	(22,714)	(18,175)
Contract owners’ equity beginning of period	226,657	270,790	701,465	1,227,904	426,076	409,364	142,725	160,900

Contract owners’ equity end of period	$244,479	226,657	820,850	701,465	448,410	426,076	120,011	142,725

CHANGES IN UNITS:
Beginning units	1,577	1,822	1,181	4,903	399	440	569	686
Units purchased	78	77	36	40	27	35	52	77
Units redeemed	(206)	(322)	(84)	(3,762)	(81)	(76)	(238)	(194)

Ending units	1,449	1,577	1,133	1,181	345	399	383	569

	PVGIB		PVTVB		CAF4
	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$7,237	2,969	-	2,083	-	(14,559)
Realized gain (loss) on investments	24,753	15,844	-	(64,256)	-	5,023,745
Change in unrealized gain (loss) on investments	(57,989)	17,003	-	49,853	-	(6,801,963)
Reinvested capital gains	44,231	9,232	-	14,888	-	1,691,679

Net increase (decrease) in contract owners’ equity resulting from operations	18,232	45,048	-	2,568	-	(101,098)

Equity transactions:
Purchase payments received from contract owners (notes 2 and 6)	(11,066)	86,700	-	28,254	-	349,760
Transfers between subaccounts (including fixed account), net (note 6)	(7)	2	-	-	-	(3,812,272)
Surrenders and Death Benefits (notes 2 and 4)	(399,116)	(29,670)	-	(402,067)	-	(16,223,056)
Net policy repayments (loans) (note 5)	(1,300)	973	-	3,173	-	80,771
Redemptions to pay cost of insurance charges and administration charges (note 2)	(14,013)	(34,329)	-	(34,062)	-	(389,221)
Adjustments to maintain reserves	25,492	1,002	-	(410)	-	(7,234)

Net equity transactions	(400,010)	24,678	-	(405,112)	-	(20,001,252)

Net change in contract owners’ equity	(381,778)	69,726	-	(402,544)	-	(20,102,350)
Contract owners’ equity beginning of period	381,778	312,052	-	402,544	-	20,102,350

Contract owners’ equity end of period	$-	381,778	-	-	-	-

CHANGES IN UNITS:
Beginning units	1,372	1,485	-	1,427	-	77,243
Units purchased	62	171	-	129	-	1,783
Units redeemed	(1,434)	(284)	-	(1,556)	-	(79,026)

Ending units	-	1,372	-	-	-	-

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Provident VLI Separate Account 1 (the Separate Account) was established by Nationwide Life Insurance Company of America (NLICA) (The Company) under the provisions of the Pennsylvania Insurance Law. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Nationwide NVIT Nationwide Fund Class IV, Nationwide NVIT Money Market Fund Class IV, Nationwide NVIT Government Bond Fund Class IV and J.P. Morgan NVIT Balanced Fund Class IV subaccounts are the only subaccounts available with single premium and scheduled premium policies.

On December 31, 2009, NLICA merged with Nationwide Life and Insurance Company (NLIC or the Company) with NLIC as the surviving entity. The Separate Account is structured as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

With certain exceptions, policyholders may invest in the following:

ALGER AMERICAN FUNDS

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

AB FUNDS

VPS Growth and Income Portfolio - Class A (ALVGIA)

VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)

AMERICAN CENTURY INVESTORS, INC.

VP Income & Growth Fund - Class I (ACVIG)

VP Inflation Protection Fund - Class II (ACVIP2)

VP International Fund - Class I (ACVI)

VP Mid Cap Value Fund - Class I (ACVMV1)

VP Ultra(R) Fund - Class I (ACVU1)

BLACKROCK FUNDS

Global Allocation V.I. Fund - Class II (MLVGA2)

DREYFUS CORPORATION

Small Cap Stock Index Portfolio - Service Shares (DVSCS)

Stock Index Fund, Inc. - Initial Shares (DSIF)

Appreciation Portfolio - Initial Shares (DCAP)

Opportunistic Small Cap Portfolio - Initial Shares (DSC)

FEDERATED INVESTORS

Managed Tail Risk Fund II - Primary Shares (FVCA2P)

Quality Bond Fund II - Primary Shares (FQB)

FIDELITY INVESTMENTS

Equity-Income Portfolio - Initial Class (FEIP)

High Income Portfolio - Initial Class (FHIP)

VIP Asset Manager Portfolio - Initial Class (FAMP)

VIP Energy Portfolio - Service Class 2 (FNRS2)

VIP Equity-Income Portfolio - Service Class (FEIS)

VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)

VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)

VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)

VIP Growth Portfolio - Initial Class (FGP)

VIP Growth Portfolio - Service Class (FGS)

VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)

VIP Mid Cap Portfolio - Service Class (FMCS)

VIP Overseas Portfolio - Initial Class (FOP)

VIP Overseas Portfolio - Service Class (FOS)

VIP Value Strategies Portfolio - Service Class (FVSS)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Rising Dividends Securities Fund - Class 1 (FTVRDI)

Small Cap Value Securities Fund - Class 1 (FTVSVI)

Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)

Templeton Foreign Securities Fund - Class 1 (TIF)

Templeton Global Bond Securities Fund - Class 2 (FTVGI2)

VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)

INVESCO INVESTMENTS

VI American Franchise Fund - Series I Shares (ACEG)

VI Value Opportunities Fund - Series I Shares (AVBVI)

Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)

JANUS HENDERSON INVESTORS

Balanced Portfolio: Service Shares (JABS)

Forty Portfolio: Service Shares (JACAS)

Global Technology Portfolio: Service Shares (JAGTS)

Overseas Portfolio: Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)

Value Series - Initial Class (MVFIC)

Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)

MORGAN STANLEY

Core Plus Fixed Income Portfolio - Class I (MSVFI)

Emerging Markets Debt Portfolio - Class I (MSEM)

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)

American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)

American Funds NVIT Bond Fund - Class II (GVABD2)

American Funds NVIT Global Growth Fund - Class II (GVAGG2)

American Funds NVIT Growth Fund - Class II (GVAGR2)

American Funds NVIT Growth-Income Fund - Class II (GVAGI2)

Federated NVIT High Income Bond Fund - Class I (HIBF)

NVIT Emerging Markets Fund - Class I (GEM)

NVIT International Equity Fund - Class I (GIG)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)

Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

NVIT Cardinal Aggressive Fund - Class I (NVCRA1)

NVIT Cardinal Balanced Fund - Class I (NVCRB1)

NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)

NVIT Cardinal Conservative Fund - Class I (NVCCN1)

NVIT Cardinal Moderate Fund - Class I (NVCMD1)

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)

NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)

NVIT Core Bond Fund - Class I (NVCBD1)

NVIT Core Plus Bond Fund - Class I (NVLCP1)

NVIT Nationwide Fund - Class IV (TRF4)

NVIT Government Bond Fund - Class I (GBF)

NVIT Government Bond Fund - Class IV (GBF4)

NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)

NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)

NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)

NVIT Investor Destinations Moderate Fund - Class II (GVIDM)

NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)

NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)

NVIT Mid Cap Index Fund - Class I (MCIF)

NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)

NVIT Multi-Manager International Value Fund - Class I (GVDIVI)

NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)

NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)

NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)

NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)

NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)

NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)

NVIT Multi-Manager Small Company Fund - Class IV (SCF4)

NVIT Multi-Sector Bond Fund - Class I (MSBF)

NVIT S&P 500 Index Fund - Class IV (GVEX4)

NVIT Short Term Bond Fund - Class II (NVSTB2)

NVIT Large Cap Growth Fund - Class I (NVOLG1)

Templeton NVIT International Value Fund - Class III (NVTIV3)

Invesco NVIT Comstock Value Fund - Class IV (EIF4)

NVIT Real Estate Fund - Class I (NVRE1)

NVIT Money Market Fund - Class IV (SAM4)

NEUBERGER & BERMAN MANAGEMENT, INC.

Short Duration Bond Portfolio - I Class Shares (AMTB)

International Portfolio - S Class Shares (AMINS)*

Mid-Cap Growth Portfolio - I Class Shares (AMCG)

Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)

Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)

Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S (AMRS)*

Socially Responsive Portfolio - I Class Shares (AMSRS)

OPPENHEIMER FUNDS

Global Securities Fund/VA - Non-Service Shares (OVGS)

Main Street Fund(R)/VA - Non-Service Shares (OVGI)

Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)

Global Strategic Income Fund/VA - Non-service Shares (OVSB)

PIMCO FUNDS

Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)

Low Duration Portfolio - Administrative Class (PMVLDA)

Total Return Portfolio - Administrative Class (PMVTRA)

PUTNAM INVESTMENTS

VT Equity Income Fund: Class IB (PVEIB)

VT Growth Opportunities Fund: Class IB (PVGOB)

VT International Equity Fund: Class IB (PVTIGB)

T. ROWE PRICE

Health Sciences Portfolio - II (TRHS2)

Limited-Term Bond Portfolio - II (TRLT2)*

VAN ECK ASSOCIATES CORPORATION

VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)

VIP Trust Emerging Markets Fund - Initial Class (VWEM)

VIP Trust Global Hard Assets Fund - Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Variable Insurance Fund - Equity Income Portfolio (VVEI)

Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

WADDELL & REED, INC.

Variable Insurance Portfolios - Asset Strategy (WRASP)

WELLS FARGO FUNDS

Wells Fargo Variable Trust - VT Discovery Fund: Class 2 (SVDF)

Advantage VT Opportunity Fund - Class 2 (SVOF)

Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

*	At December 31, 2017, policyholders were not invested in this fund.

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy expenses (see note 2).

Net premiums from in force policies are allocated to the subaccounts in accordance with policyholder instructions and are recorded as policyholders net premiums in the accompanying Statements of Changes in Contract Owners’ Equity. Such amounts are used to provide money to pay benefits under the policies. The Separate Account’s assets are the property of the Company.

Transfers between investment portfolios include transfers between the subaccounts and the Guaranteed Account (not shown), which is part of the Company’s general account.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are available through the variable life policy and therefore, not available to the general public directly.

Some of the underlying mutual funds have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2017 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Separate Account.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities and Exchange Commission (SEC), and no subsequent events have occurred requiring accrual or disclosure.

(h) Securities and Exchange Commission Regulations

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which requires standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. Management has incorporated the changes necessary to the financial statements and disclosures.

(2) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Insurance Charge - Mortality and Expense Risk Charge/Percent of Subaccount Value Charge - assessed through a redemption of units	Annual rate of to 0.60% - 1.00% of the average daily value of the assets invested in each fund
Sales Charge/Percent of Premium Charge - assessed through a deduction from premium payments	3.00% - 10.00% of each premium payment
Premium Tax Charge - assessed through a deduction from premium payments	0.00% - 4.00% of each premium payment
Short-Term Trading Fee - assessed through a redemption of units	1% of the dollar amount transferred out of a subaccount within 60 days of being applied to that subaccount
Cost of Insurance Charges (including any flat extra charge) - assessed through a redemption of units	$0.00 - $458.71 per $1,000 of a policy’s net amount at risk
Specified Amount/Underwriting and Distribution Charge- assessed through a redemption of units	$50.00 - $60.00 plus $3.00 per $1,000 of Face Amount increase.
Administrative Charge - assessed through a redemption of units	$3.25 per month - $17.50 plus $0.015 per $1,000 of face amount

Surrender Charge - assessed through a redemption of units	The lesser of: (1) 9% - 35% of all premiums to date or, (2) during Policy Years 1-11, 9% - 70% of the Target Premium of the Initial Face Amount. Plus deferred administrative charge in years 1-11 of $3.00 to $5.00 - $1,000 of face amount.
Policy Loan Interest Charge	Of an outstanding policy loan, 6.00% - 8.00% or a variable rate equal to the greater of 5.50% or the Moody’s Corp. Bond Yield Avg. - Monthly Avg. Corporates.
Other Withdrawal/Surrender Fees	$25.00 per withdrawal
Transfer Fee – assessed upon transfer	$25.00 per request
Total Annual Portfolio Operating Expense	0.16% - 2.46% of portfolio assets
First Year Policy Charge	$5.00 on Policy Date
Premium Processing Charge	$1.00 from each premium payment
Rider Charges - assessed through a redemption of units monthly, unless otherwise specified.
Children’s Term Insurance Rider Charge	$0.52 per $1,000 of the rider’s specified amount
Long-Term Care Acceleration Benefit Rider Charge	$0.02 - $3.24 per $1,000 of net amount at risk per month
Long-Term Care Waiver Benefit Rider Charge	$0.01 - $3.47 per $1,000 of net amount at risk per month
Accidental Death Benefit Rider Charge	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount
Disability Waiver Benefit Rider Charge	$0.01 - $1.76 per $1,000 net amount at risk per month
Disability Waiver of Premium Benefit Rider Charge	2% - 23.20% of the monthly benefit amount per month
Additional Insurance Benefit Rider Charge	$0.06 - $420.82 per $1,000 of rider coverage amount per month
Accelerated Death Benefit Rider Charge	$250 at the time the rider is invoked
Long-Term Care Extended Insurance Benefit Rider	$0.01 - $8.72 per $1,000 of net amount at risk per month
Convertible Term Life Insurance Rider	$0.06 - $420.82 per $1,000 of rider coverage amount per month
Four Year Survivorship Term Life Insurance Rider	$0.03 - $2.75 per $1,000 of Rider coverage amount per month
Guaranteed Minimum Death Benefit Rider	$0.01 per $1,000 of face amount per month
Survival Additional Insurance Benefit Rider	$0.00 - $93.08 per $1,000 of rider coverage amount per month

For the periods ended December 31, 2017 and 2016, total front-end sales charge deductions were $2,012,937 and $2,169,500, respectively. The charges were recognized as a reduction of purchase payments on the Statements of Changes in Contract Owners’ Equity.

(3) Mortality and Expense Risk Charges

In addition to the aforementioned charges, each subaccount is charged for mortality and expense risks assumed by the Company. The annual rates charged to cover these risks range from 0.00% to 1.00% of the average daily net assets held for the benefit of policyholders. These charges are assessed through the daily unit value calculation.

(4) Death Benefits

Death benefit proceeds result in a redemption of policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow up to the policy’s non-loaned surrender value (90% of cash surrender value for Options policies). Interest is charged on the outstanding loan and is due and payable at the end of each policy year or when the loan is repaid. Any unpaid interest is added to the loan balance and bears interest at the same loan rate.

At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made. Interest credited is paid by the Company’s general account to the Separate Account. Loan repayments result in a transfer of collateral including interest back to the Separate Account.

(6) Related Party Transactions

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar policy (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of policyholder loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the policyholder. For the years ended December 31, 2017 and 2016, total transfers to the Separate Account from the fixed account were $26,134,776 and $53,372,526, respectively, and total transfers from the Separate Account to the fixed account were $27,389,010 and $52,114,433, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Separate Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2017.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$1,262,075,161	$-	$-	$1,262,075,161

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2017 are as follows:

	Purchase of Investments	Sales of Investments
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)	$439,639	$2,819,355
VPS Growth and Income Portfolio - Class A (ALVGIA)	369,096	565,680
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	513,683	540,801
VP Income & Growth Fund - Class I (ACVIG)	276,327	293,466
VP Inflation Protection Fund - Class II (ACVIP2)	156,784	266,704
VP International Fund - Class I (ACVI)	76,190	41,059
VP Mid Cap Value Fund - Class I (ACVMV1)	232,611	176,320
VP Ultra(R) Fund - Class I (ACVU1)	5,215	4,217
Global Allocation V.I. Fund - Class II (MLVGA2)	71,279	109,280
Small Cap Stock Index Portfolio - Service Shares (DVSCS)	1,544,134	1,358,123
Stock Index Fund, Inc. - Initial Shares (DSIF)	909,314	970,063
Appreciation Portfolio - Initial Shares (DCAP)	451,974	217,065
Opportunistic Small Cap Portfolio - Initial Shares (DSC)	137,986	70,415
Managed Tail Risk Fund II - Primary Shares (FVCA2P)	6,416	33,386
Quality Bond Fund II - Primary Shares (FQB)	263,032	228,846
Equity-Income Portfolio - Initial Class (FEIP)	5,112,209	9,689,056
High Income Portfolio - Initial Class (FHIP)	2,393,233	3,052,269
VIP Asset Manager Portfolio - Initial Class (FAMP)	4,456,826	3,343,195

VIP Energy Portfolio - Service Class 2 (FNRS2)	$150,518	$175,482
VIP Equity-Income Portfolio - Service Class (FEIS)	510,803	509,994
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	6,983	15,784
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)	281,967	204,916
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)	510,151	120,066
VIP Growth Portfolio - Initial Class (FGP)	11,792,499	14,592,852
VIP Growth Portfolio - Service Class (FGS)	379,490	441,451
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)	1,736,359	2,475,724
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)	166,174	124,495
VIP Mid Cap Portfolio - Service Class (FMCS)	906,359	1,828,655
VIP Overseas Portfolio - Initial Class (FOP)	1,099,644	3,918,072
VIP Overseas Portfolio - Service Class (FOS)	187,923	427,755
VIP Value Strategies Portfolio - Service Class (FVSS)	657,238	558,717
Rising Dividends Securities Fund - Class 1 (FTVRDI)	815,928	923,053
Small Cap Value Securities Fund - Class 1 (FTVSVI)	671,264	719,718
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)	95,839	306,332
Templeton Foreign Securities Fund - Class 1 (TIF)	210,484	293,397
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)	115,723	362,722
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	8,769	6,191
VI American Franchise Fund - Series I Shares (ACEG)	175,014	61,994
VI Value Opportunities Fund - Series I Shares (AVBVI)	94,312	37,763
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	153,935	120,138
Balanced Portfolio: Service Shares (JABS)	476,114	445,462
Forty Portfolio: Service Shares (JACAS)	565,259	580,554
Global Technology Portfolio: Service Shares (JAGTS)	566,494	233,129
Overseas Portfolio: Service Shares (JAIGS)	188,970	514,462
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)	177,087	214,657
Value Series - Initial Class (MVFIC)	478,787	677,440
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	435,632	323,856
Core Plus Fixed Income Portfolio - Class I (MSVFI)	191,652	214,563
Emerging Markets Debt Portfolio - Class I (MSEM)	11,868	19,050
U.S. Real Estate Portfolio - Class I (MSVRE)	53,926	82,533
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)	592,458	1,151,226
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	129,407	149,006
American Funds NVIT Bond Fund - Class II (GVABD2)	14,993	46,659
American Funds NVIT Global Growth Fund - Class II (GVAGG2)	222,122	162,222
American Funds NVIT Growth Fund - Class II (GVAGR2)	256,854	130,155
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)	117,276	68,354
Federated NVIT High Income Bond Fund - Class I (HIBF)	251,723	297,307
NVIT Emerging Markets Fund - Class I (GEM)	321,596	724,304
NVIT International Equity Fund - Class I (GIG)	21,383	10,861
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)	44,416	34,016
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	770,493	1,584,548
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	20,642	8,274
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)	95,327	106,940
NVIT Cardinal Balanced Fund - Class I (NVCRB1)	3,302	932
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	5,283	3,470
NVIT Cardinal Conservative Fund - Class I (NVCCN1)	2,118	1,991
NVIT Cardinal Moderate Fund - Class I (NVCMD1)	87,336	36,173
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)	39,714	32,517
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	1,186	3,704
NVIT Core Bond Fund - Class I (NVCBD1)	29,172	76,097
NVIT Core Plus Bond Fund - Class I (NVLCP1)	5,229	17,746
NVIT Nationwide Fund - Class IV (TRF4)	2,575,126	8,945,822
NVIT Government Bond Fund - Class I (GBF)	63,568	40,713
NVIT Government Bond Fund - Class IV (GBF4)	898,043	1,371,391
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)	965,058	704,636
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	9,024	8,008
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	1,730	1,038
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	132,914	260,774
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	4,342,916	4,296,025
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)	2,396,311	2,575,601
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)	379,023	312,678
NVIT Mid Cap Index Fund - Class I (MCIF)	861,328	434,991
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)	54,973	205,104

NVIT Multi-Manager International Value Fund - Class I (GVDIVI)	$1,003,058	$1,706,313
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	294,674	972,205
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	327,422	547,848
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	767,294	683,025
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)	3,971,615	6,161,112
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)	454,473	546,576
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	76,339	225,054
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)	1,581,104	2,147,397
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)	1,760,224	1,902,662
NVIT Multi-Sector Bond Fund - Class I (MSBF)	213,949	229,850
NVIT S&P 500 Index Fund - Class IV (GVEX4)	8,890,775	13,745,978
NVIT Short Term Bond Fund - Class II (NVSTB2)	154,160	352,087
NVIT Large Cap Growth Fund - Class I (NVOLG1)	4,529,989	13,751,810
Templeton NVIT International Value Fund - Class III (NVTIV3)	72,833	62,763
Invesco NVIT Comstock Value Fund - Class IV (EIF4)	955,731	1,850,457
NVIT Real Estate Fund - Class I (NVRE1)	373,154	633,560
NVIT Money Market Fund - Class IV (SAM4)	6,710,959	11,648,399
Short Duration Bond Portfolio - I Class Shares (AMTB)	568,687	1,209,500
Mid-Cap Growth Portfolio - I Class Shares (AMCG)	5,517	23,405
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)	54,539	84,529
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)	162,094	393,160
Socially Responsive Portfolio - I Class Shares (AMSRS)	55,897	86,729
Global Securities Fund/VA - Non-Service Shares (OVGS)	460,896	1,536,692
Main Street Fund(R)/VA - Non-Service Shares (OVGI)	852,074	1,866,954
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	806,006	157,723
Global Strategic Income Fund/VA - Non-service Shares (OVSB)	79,807	86,077
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	16,850	48,379
Low Duration Portfolio - Administrative Class (PMVLDA)	357,628	74,118
Total Return Portfolio - Administrative Class (PMVTRA)	111,339	218,537
VT Equity Income Fund: Class IB (PVEIB)	412,155	50,863
VT Growth Opportunities Fund: Class IB (PVGOB)	16,471	64,661
VT International Equity Fund: Class IB (PVTIGB)	3,268	5,868
Health Sciences Portfolio - II (TRHS2)	559,575	366,600
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)	206,195	534,258
VIP Trust Emerging Markets Fund - Initial Class (VWEM)	771,490	2,825,697
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)	248,727	1,164,534
Variable Insurance Fund - Equity Income Portfolio (VVEI)	302,187	243,163
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)	562,533	491,390
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)	490,383	515,587
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)	201,136	124,303
Variable Insurance Portfolios - Asset Strategy (WRASP)	11,629	29,504
Wells Fargo Variable Trust - VT Discovery Fund: Class 2 (SVDF)	59,395	94,451
Advantage VT Opportunity Fund - Class 2 (SVOF)	58,455	79,434
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	16,589	70,899
VT Growth & Income Fund: Class IB (obsolete) (PVGIB)	64,427	412,515

	$96,654,859	$149,140,186

(8) Financial Highlights

The Company offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in a variety of policy expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, Contract Owners’ Equity outstanding and policy expense rates for variable life policies as of December 31, 2017, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2017. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest policy expense rate for policies with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified policy expense rates are also disclosed as a range below. Accordingly, some individual policy amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
2017	0.60%	to	0.75%	63,355	$2,952.68	to	$285.83	$24,641,122	0.00%	27.96%	to	27.77%
2016	0.60%	to	0.75%	70,353	2,307.43	to	223.70	21,220,281	0.00%	5.60%	to	5.45%
2015	0.60%	to	0.75%	75,792	2,184.97	to	212.14	21,734,561	0.00%	-3.90%	to	-4.04%
2014	0.60%	to	0.75%	82,703	2,273.56	to	221.08	24,757,746	0.00%	-0.16%	to	-0.31%
2013	0.60%	to	0.75%	89,793	2,277.29	to	221.77	27,022,875	0.00%	33.46%	to	33.26%
VPS Growth and Income Portfolio - Class A (ALVGIA)
2017	0.60%	to	0.75%	6,320	3,313.90	to	324.18	2,539,946	1.50%	18.22%	to	18.04%
2016	0.60%	to	0.75%	7,692	2,803.26	to	274.64	2,552,768	1.00%	10.64%	to	10.47%
2015	0.60%	to	0.75%	7,879	2,533.76	to	248.61	2,422,642	1.39%	1.09%	to	0.94%
2014	0.60%	to	0.75%	8,860	2,506.36	to	246.29	2,645,344	1.30%	8.89%	to	8.72%
2013	0.60%	to	0.75%	9,101	2,301.81	to	226.53	2,920,455	1.41%	34.16%	to	33.96%
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
2017	0.60%	to	0.75%	5,622	4,805.35	to	470.08	3,198,020	0.45%	12.47%	to	12.30%
2016	0.60%	to	0.75%	5,947	4,272.47	to	418.58	3,002,120	0.62%	24.34%	to	24.16%
2015	0.60%	to	0.75%	6,327	3,436.05	to	337.14	2,666,905	0.78%	-6.05%	to	-6.19%
2014	0.60%	to	0.75%	7,462	3,657.36	to	359.39	3,299,322	0.70%	8.54%	to	8.38%
2013	0.60%	to	0.75%	8,075	3,369.44	to	331.60	3,270,275	0.66%	37.23%	to	37.03%
VP Income & Growth Fund - Class I (ACVIG)
2017	0.60%	to	0.75%	6,491	3,255.26	to	311.52	2,188,562	2.38%	19.77%	to	19.59%
2016	0.60%	to	0.75%	6,812	2,717.99	to	260.50	1,917,643	2.38%	12.81%	to	12.64%
2015	0.60%	to	0.75%	6,911	2,409.44	to	231.27	1,749,786	2.09%	-6.19%	to	-6.33%
2014	0.60%	to	0.75%	7,594	2,568.29	to	246.89	2,031,969	2.06%	11.83%	to	11.66%
2013	0.60%	to	0.75%	7,219	2,296.60	to	221.10	1,718,552	2.25%	35.01%	to	34.81%
VP Inflation Protection Fund - Class II (ACVIP2)
2017	0.60%	to	0.75%	7,502	1,542.75	to	150.91	1,300,950	2.58%	3.05%	to	2.90%
2016	0.60%	to	0.75%	8,308	1,497.04	to	146.66	1,396,960	1.84%	3.76%	to	3.61%
2015	0.60%	to	0.75%	8,835	1,442.73	to	141.55	1,489,881	2.12%	-3.05%	to	-3.20%
2014	0.60%	to	0.75%	11,582	1,488.13	to	146.22	2,004,412	1.29%	2.68%	to	2.53%
2013	0.60%	to	0.75%	12,680	1,449.27	to	142.62	2,092,601	1.64%	-9.03%	to	-9.16%
VP International Fund - Class I (ACVI)
2017	0.60%	to	0.75%	167	2,286.15	to	223.30	311,649	0.78%	30.42%	to	30.23%
2016	0.60%	to	0.75%	122	1,752.86	to	171.47	208,934	1.06%	-6.06%	to	-6.20%
2015	0.60%	to	0.75%	135	1,865.98	to	182.81	236,759	0.39%	0.16%	to	0.01%
2014	0.60%	to	0.75%	227	1,863.09	to	182.80	280,096	1.83%	-6.07%	to	-6.21%
2013	0.60%	to	0.75%	286	1,983.52	to	194.91	366,963	1.63%	21.68%	to	21.50%
VP Mid Cap Value Fund - Class I (ACVMV1)
2017	0.65%	to	0.75%	5,124	340.06	to	335.79	1,733,485	1.57%	10.97%	to	10.86%
2016	0.65%	to	0.75%	5,088	306.44	to	302.89	1,551,445	1.71%	22.06%	to	21.94%
2015	0.65%	to	0.75%	4,416	251.06	to	248.39	1,103,608	1.65%	-2.07%	to	-2.17%
2014	0.65%	to	0.75%	4,736	256.37	to	253.90	1,208,983	1.20%	15.67%	to	15.55%
2013	0.65%	to	0.75%	5,341	221.64	to	219.73	1,178,884	1.23%	29.27%	to	29.14%
VP Ultra(R) Fund - Class I (ACVU1)
2017			0.60%	37			2,843.37	105,205	0.37%			31.44%
2016			0.60%	38			2,163.29	82,205	0.33%			3.82%
2015			0.60%	40			2,083.64	83,346	0.43%			5.64%
2014			0.60%	38			1,972.48	74,954	0.21%			9.34%
2013	0.60%	to	0.75%	22	1804.04	to	177.27	29,929	0.59%	36.25%	to	36.05%
Global Allocation V.I. Fund - Class II (MLVGA2)
2017			0.75%	7,987			182.31	1,456,096	1.17%			12.90%
2016			0.75%	8,314			161.48	1,342,580	1.12%			3.18%
2015			0.75%	8,661			156.50	1,355,473	0.97%			-1.61%
2014			0.75%	9,546			159.06	1,518,418	2.28%			1.20%
2013			0.75%	8,799			157.17	1,382,939	1.12%			13.70%
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
2017	0.60%	to	0.75%	24,485	4,751.94	to	460.98	12,024,777	0.67%	11.73%	to	11.57%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2016	0.60%	to	0.75%	25,342	$4,252.96	to	$413.19	$11,098,827	0.92%	24.98%	to	24.79%
2015	0.60%	to	0.75%	25,842	3,403.01	to	331.11	9,111,839	0.75%	-2.91%	to	-3.06%
2014	0.60%	to	0.75%	27,539	3,505.14	to	341.56	10,087,017	0.58%	4.49%	to	4.34%
2013	0.60%	to	0.75%	28,636	3,354.43	to	327.36	9,960,289	1.06%	39.87%	to	39.66%
Stock Index Fund, Inc. - Initial Shares (DSIF)
2017	0.60%	to	0.75%	30,250	3,493.60	to	341.76	11,100,606	1.72%	20.81%	to	20.63%
2016	0.60%	to	0.75%	31,550	2,891.71	to	283.30	9,558,760	2.00%	11.04%	to	10.87%
2015	0.60%	to	0.75%	33,423	2,604.20	to	255.52	9,125,039	1.82%	0.50%	to	0.35%
2014	0.60%	to	0.75%	36,803	2,591.19	to	254.62	10,045,959	1.75%	12.75%	to	12.58%
2013	0.60%	to	0.75%	39,350	2,298.26	to	226.18	9,450,492	1.85%	31.24%	to	31.04%
Appreciation Portfolio - Initial Shares (DCAP)
2017	0.60%	to	0.75%	10,625	2,712.23	to	264.93	3,062,316	1.34%	26.57%	to	26.38%
2016	0.60%	to	0.75%	11,177	2,142.83	to	209.62	2,542,378	1.63%	7.26%	to	7.10%
2015	0.60%	to	0.75%	11,908	1,997.79	to	195.72	2,523,539	1.69%	-3.05%	to	-3.20%
2014	0.60%	to	0.75%	13,438	2,060.68	to	202.19	2,934,777	1.83%	7.44%	to	7.28%
2013	0.60%	to	0.75%	14,945	1,917.89	to	188.46	3,076,647	1.96%	20.38%	to	20.20%
Opportunistic Small Cap Portfolio - Initial Shares (DSC)
2017	0.60%	to	0.75%	1,762	2,962.82	to	289.84	1,014,251	0.00%	23.94%	to	23.75%
2016	0.60%	to	0.75%	1,543	2,390.60	to	234.21	764,785	0.00%	16.37%	to	16.20%
2015	0.60%	to	0.75%	1,654	2,054.27	to	201.56	712,907	0.00%	-2.86%	to	-3.01%
2014	0.60%	to	0.75%	1,765	2,114.78	to	207.81	750,035	0.00%	0.99%	to	0.84%
2013	0.60%	to	0.75%	2,088	2,094.12	to	206.09	838,428	0.00%	47.66%	to	47.44%
Managed Tail Risk Fund II - Primary Shares (FVCA2P)
2017	0.60%	to	0.75%	370	1,675.88	to	163.94	66,945	1.62%	10.29%	to	10.12%
2016	0.60%	to	0.75%	544	1,519.57	to	148.87	88,048	1.78%	-4.77%	to	-4.91%
2015	0.60%	to	0.75%	557	1,595.67	to	156.56	94,611	1.70%	-6.85%	to	-6.99%
2014	0.60%	to	0.75%	591	1,713.01	to	168.33	109,142	1.73%	-1.56%	to	-1.71%
2013	0.60%	to	0.75%	599	1,740.16	to	171.25	112,384	1.04%	15.76%	to	15.58%
Quality Bond Fund II - Primary Shares (FQB)
2017	0.60%	to	0.75%	11,806	1,650.07	to	163.80	2,245,614	3.22%	3.41%	to	3.26%
2016	0.60%	to	0.75%	11,776	1,595.59	to	161.70	2,196,112	3.62%	3.20%	to	3.05%
2015	0.60%	to	0.75%	12,513	1,546.04	to	156.91	2,257,572	3.78%	-0.84%	to	-0.99%
2014	0.60%	to	0.75%	12,420	1,559.14	to	158.48	2,326,764	3.84%	3.17%	to	3.02%
2013	0.60%	to	0.75%	13,941	1,511.21	to	153.84	2,618,615	4.24%	0.43%	to	0.28%
Equity-Income Portfolio - Initial Class (FEIP)
2017	0.60%	to	0.75%	93,264	6,636.89	to	639.82	88,853,407	1.68%	12.22%	to	12.05%
2016	0.60%	to	0.75%	102,190	5,914.14	to	571.00	86,168,303	2.30%	17.31%	to	17.14%
2015	0.60%	to	0.75%	111,476	5,041.31	to	487.46	80,233,611	3.10%	-4.54%	to	-4.68%
2014	0.60%	to	0.75%	123,782	5,281.01	to	511.40	92,695,125	2.77%	8.07%	to	7.91%
2013	0.60%	to	0.75%	136,521	4,886.76	to	473.93	94,397,820	2.48%	27.38%	to	27.19%
High Income Portfolio - Initial Class (FHIP)
2017	0.60%	to	0.75%	22,713	3,207.74	to	300.00	10,019,538	4.86%	6.30%	to	6.14%
2016	0.60%	to	0.75%	25,530	3,017.74	to	282.65	10,464,729	4.63%	13.92%	to	13.75%
2015	0.60%	to	0.75%	30,319	2,648.89	to	248.48	10,722,521	7.16%	-4.20%	to	-4.35%
2014	0.60%	to	0.75%	14,509	2,765.12	to	259.77	7,569,002	5.70%	0.55%	to	0.40%
2013	0.60%	to	0.75%	14,624	2,749.99	to	258.74	7,765,711	5.46%	5.31%	to	5.16%
VIP Asset Manager Portfolio - Initial Class (FAMP)
2017	0.60%	to	0.75%	43,461	4,139.53	to	399.07	28,054,538	1.86%	13.42%	to	13.25%
2016	0.60%	to	0.75%	47,539	3,649.62	to	352.37	26,868,964	1.48%	2.46%	to	2.30%
2015	0.60%	to	0.75%	51,051	3,562.13	to	344.43	28,102,945	1.55%	-0.46%	to	-0.61%
2014	0.60%	to	0.75%	55,426	3,578.49	to	346.53	30,545,911	1.48%	5.20%	to	5.04%
2013	0.60%	to	0.75%	59,764	3,401.61	to	329.90	31,049,343	1.56%	15.01%	to	14.84%
VIP Energy Portfolio - Service Class 2 (FNRS2)
2017	0.65%	to	0.75%	7,474	187.48	to	185.12	1,389,262	1.39%	-3.40%	to	-3.50%
2016	0.65%	to	0.75%	7,760	194.08	to	191.83	1,494,099	0.49%	32.64%	to	32.51%
2015	0.65%	to	0.75%	8,251	146.32	to	144.77	1,198,999	0.88%	-21.26%	to	-21.34%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2014	0.65%	to	0.75%	8,588	$185.83	to	$184.05	$1,585,713	0.65%	-13.33%	to	-13.42%
2013	0.65%	to	0.75%	8,567	214.42	to	212.57	1,826,336	0.69%	23.34%	to	23.22%
VIP Equity-Income Portfolio - Service Class (FEIS)
2017			0.75%	21,926			287.19	6,297,029	1.63%			11.96%
2016			0.75%	22,597			256.51	5,796,286	2.26%			17.02%
2015			0.75%	24,034			219.19	5,268,049	3.13%			-4.81%
2014			0.75%	24,422			230.26	5,623,304	2.81%			7.83%
2013			0.75%	25,465			213.53	5,437,445	2.51%			27.06%
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
2017	0.65%	to	0.75%	618	194.52	to	192.08	120,016	1.41%	12.26%	to	12.15%
2016	0.65%	to	0.75%	685	173.28	to	171.27	118,286	1.09%	4.60%	to	4.49%
2015	0.65%	to	0.75%	1,255	165.66	to	163.91	206,715	1.45%	-0.96%	to	-1.06%
2014	0.65%	to	0.75%	1,739	167.26	to	165.66	288,919	1.53%	3.67%	to	3.57%
2013	0.65%	to	0.75%	1,796	161.34	to	159.95	288,021	1.09%	12.66%	to	12.55%
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
2017	0.65%	to	0.75%	10,368	209.21	to	206.58	2,154,471	1.50%	15.72%	to	15.60%
2016	0.65%	to	0.75%	10,368	180.79	to	178.69	1,863,819	1.44%	5.36%	to	5.25%
2015	0.65%	to	0.75%	10,845	171.60	to	169.78	1,851,269	1.75%	-1.01%	to	-1.11%
2014	0.65%	to	0.75%	11,233	173.35	to	171.68	1,937,606	1.61%	3.99%	to	3.88%
2013	0.65%	to	0.75%	10,854	166.71	to	165.27	1,801,015	1.70%	15.20%	to	15.09%
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
2017	0.65%	to	0.75%	12,174	227.58	to	224.72	2,742,605	1.41%	20.04%	to	19.92%
2016	0.65%	to	0.75%	10,771	189.59	to	187.39	2,021,618	1.37%	5.83%	to	5.73%
2015	0.65%	to	0.75%	11,209	179.14	to	177.24	1,989,714	1.61%	-0.98%	to	-1.08%
2014	0.65%	to	0.75%	11,624	180.92	to	179.18	2,086,187	1.53%	4.18%	to	4.08%
2013	0.65%	to	0.75%	11,010	173.66	to	172.16	1,898,332	1.73%	20.71%	to	20.59%
VIP Growth Portfolio - Initial Class (FGP)
2017	0.60%	to	0.75%	135,858	7,346.01	to	708.18	144,510,673	0.22%	34.33%	to	34.13%
2016	0.60%	to	0.75%	149,809	5,468.72	to	527.99	117,428,257	0.04%	0.20%	to	0.05%
2015	0.60%	to	0.75%	161,952	5,457.84	to	527.73	126,549,684	0.26%	6.53%	to	6.37%
2014	0.60%	to	0.75%	177,709	5,123.12	to	496.11	129,569,961	0.18%	10.63%	to	10.47%
2013	0.60%	to	0.75%	196,502	4,630.78	to	449.11	127,990,257	0.29%	35.52%	to	35.32%
VIP Growth Portfolio - Service Class (FGS)
2017			0.75%	11,823			352.63	4,169,092	0.13%			34.00%
2016			0.75%	12,796			263.16	3,367,400	0.00%			-0.04%
2015			0.75%	12,886			263.26	3,392,335	0.17%			6.25%
2014			0.75%	13,095			247.77	3,244,487	0.09%			10.36%
2013			0.75%	14,230			224.51	3,194,802	0.19%			35.19%
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
2017	0.60%	to	0.75%	57,432	3,107.57	to	299.92	22,951,960	2.37%	3.59%	to	3.44%
2016	0.60%	to	0.75%	60,701	2,999.73	to	289.95	23,385,639	2.33%	4.12%	to	3.96%
2015	0.60%	to	0.75%	64,649	2,881.13	to	278.90	23,712,782	2.49%	-1.19%	to	-1.34%
2014	0.60%	to	0.75%	71,593	2,915.83	to	282.69	26,575,127	2.09%	5.19%	to	5.04%
2013	0.60%	to	0.75%	81,346	2,771.84	to	269.13	28,391,507	2.20%	-2.37%	to	-2.51%
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
2017			0.75%	10,077			167.57	1,688,650	2.33%			3.38%
2016			0.75%	10,031			162.09	1,625,952	2.38%			3.85%
2015			0.75%	9,704			156.09	1,514,660	2.54%			-1.45%
2014			0.75%	9,697			158.38	1,535,800	2.17%			4.96%
2013			0.75%	9,786			150.89	1,476,602	2.28%			-2.62%
VIP Mid Cap Portfolio - Service Class (FMCS)
2017	0.60%	to	0.75%	17,777	5,320.92	to	520.52	11,238,103	0.60%	19.98%	to	19.80%
2016	0.60%	to	0.75%	20,503	4,434.72	to	434.47	10,646,363	0.42%	11.44%	to	11.28%
2015	0.60%	to	0.75%	22,396	3,979.33	to	390.44	10,690,094	0.39%	-2.09%	to	-2.24%
2014	0.60%	to	0.75%	24,912	4,064.23	to	399.37	12,189,645	0.16%	5.56%	to	5.40%
2013	0.60%	to	0.75%	26,881	3,850.12	to	378.90	12,669,390	0.41%	35.25%	to	35.05%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
VIP Overseas Portfolio - Initial Class (FOP)
2017	0.60%	to	0.75%	72,541	$3,146.86	to	$303.71	$31,770,289	1.41%	29.51%	to	29.31%
2016	0.60%	to	0.75%	81,181	2,429.86	to	234.87	27,184,186	1.43%	-5.63%	to	-5.77%
2015	0.60%	to	0.75%	84,065	2,574.80	to	249.25	30,029,665	1.66%	3.00%	to	2.85%
2014	0.60%	to	0.75%	20,601	2,499.69	to	242.34	11,108,826	1.25%	-8.63%	to	-8.76%
2013	0.60%	to	0.75%	24,534	2,735.69	to	265.62	14,010,407	1.35%	29.66%	to	29.46%
VIP Overseas Portfolio - Service Class (FOS)
2017			0.75%	13,071			284.61	3,720,155	1.33%			29.13%
2016			0.75%	14,103			220.40	3,108,309	1.37%			-5.83%
2015			0.75%	13,595			234.04	3,181,797	1.85%			2.72%
2014			0.75%	192			227.85	43,747	1.14%			-8.85%
2013			0.75%	234			249.96	58,492	1.26%			29.40%
VIP Value Strategies Portfolio - Service Class (FVSS)
2017	0.60%	to	0.75%	4,885	3,892.39	to	380.77	2,229,606	1.29%	18.50%	to	18.32%
2016	0.60%	to	0.75%	6,009	3,284.75	to	321.81	2,318,246	1.04%	8.83%	to	8.66%
2015	0.60%	to	0.75%	6,296	3,018.36	to	296.15	2,272,177	1.02%	-3.63%	to	-3.78%
2014	0.60%	to	0.75%	6,731	3,132.20	to	307.79	2,508,378	0.97%	6.05%	to	5.90%
2013	0.60%	to	0.75%	6,902	2,953.40	to	290.65	2,369,544	0.82%	29.66%	to	29.47%
Rising Dividends Securities Fund - Class 1 (FTVRDI)
2017	0.60%	to	0.75%	15,777	3,554.72	to	347.74	7,331,294	1.73%	20.13%	to	19.95%
2016	0.60%	to	0.75%	16,679	2,959.12	to	289.91	6,477,922	1.61%	15.63%	to	15.46%
2015	0.60%	to	0.75%	17,973	2,559.04	to	251.09	5,926,552	1.67%	-3.99%	to	-4.14%
2014	0.60%	to	0.75%	20,963	2,665.49	to	261.92	6,987,810	1.52%	8.35%	to	8.19%
2013	0.60%	to	0.75%	24,591	2,459.99	to	242.09	7,305,705	1.74%	29.27%	to	29.08%
Small Cap Value Securities Fund - Class 1 (FTVSVI)
2017	0.60%	to	0.75%	11,685	4,499.14	to	440.13	5,869,250	0.73%	10.25%	to	10.09%
2016	0.60%	to	0.75%	12,692	4,080.69	to	399.79	5,756,591	1.03%	29.76%	to	29.56%
2015	0.60%	to	0.75%	13,478	3,144.86	to	308.57	4,723,989	0.90%	-7.74%	to	-7.88%
2014	0.60%	to	0.75%	15,018	3,408.66	to	334.95	5,713,575	0.85%	0.28%	to	0.13%
2013	0.60%	to	0.75%	16,434	3,399.16	to	334.52	6,373,319	1.48%	35.69%	to	35.49%
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
2017	0.65%	to	0.75%	11,489	122.06	to	121.62	1,398,895	1.01%	39.50%	to	39.36%
2016	0.65%	to	0.75%	13,401	87.50	to	87.27	1,170,633	0.83%	16.68%	to	16.57%
2015	0.65%	to	0.75%	15,482	74.99	to	74.86	1,159,767	2.07%	-20.12%	to	-20.20%
2014	0.65%	to	0.75%	16,950	93.88	to	93.82	1,590,604	-1.50%	-6.12%	to	-6.18%	****
Templeton Foreign Securities Fund - Class 1 (TIF)
2017	0.60%	to	0.75%	1,344	2,758.15	to	269.82	1,137,879	2.65%	16.32%	to	16.15%
2016	0.60%	to	0.75%	1,743	2,371.14	to	232.30	1,071,371	2.21%	6.85%	to	6.69%
2015	0.60%	to	0.75%	1,954	2,219.16	to	217.74	1,139,161	3.48%	-6.87%	to	-7.01%
2014	0.60%	to	0.75%	2,192	2,382.82	to	234.15	1,388,927	2.11%	-11.42%	to	-11.55%
2013	0.60%	to	0.75%	1,920	2,690.01	to	264.73	1,596,456	2.50%	22.54%	to	22.35%
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
2017	0.65%	to	0.75%	12,954	98.88	to	98.52	1,278,817	0.00%	1.27%	to	1.17%
2016	0.65%	to	0.75%	15,365	97.64	to	97.38	1,498,513	0.00%	2.27%	to	2.17%
2015	0.65%	to	0.75%	16,650	95.47	to	95.31	1,588,355	7.68%	-4.92%	to	-5.02%
2014	0.65%	to	0.75%	19,188	100.42	to	100.35	1,926,149	-5.23%	0.42%	to	0.35%	****
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
2017			0.75%	415			152.75	63,393	2.68%			11.14%
2016			0.75%	423			137.44	58,136	4.01%			12.34%
2015			0.75%	276			122.34	33,767	2.66%			-6.91%
2014			0.75%	236			131.43	31,018	3.36%			2.08%
2013			0.75%	506			128.75	65,149	13.06%			22.85%
VI American Franchise Fund - Series I Shares (ACEG)
2017	0.60%	to	0.75%	2,083	1,958.36	to	194.18	434,944	0.09%	26.58%	to	26.39%
2016	0.60%	to	0.75%	1,611	1,547.11	to	153.63	271,357	0.00%	1.66%	to	1.51%
2015	0.60%	to	0.75%	1,624	1,521.89	to	151.35	272,084	0.00%	4.38%	to	4.22%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2014	0.60%	to	0.75%	1,798	$1,458.04	to	$145.22	$287,427	0.04%	7.79%	to	7.63%
2013	0.60%	to	0.75%	1,685	1,352.66	to	134.93	252,871	0.42%	39.30%	to	39.09%
VI Value Opportunities Fund - Series I Shares (AVBVI)
2017			0.60%	121			2,508.60	303,541	0.46%			16.74%
2016	0.60%	to	0.75%	172	2,148.94	to	210.53	204,853	0.41%	17.63%	to	17.45%
2015	0.60%	to	0.75%	194	1,826.87	to	179.25	178,297	2.82%	-10.94%	to	-11.07%
2014	0.60%	to	0.75%	88	2,051.30	to	201.57	174,763	1.44%	5.98%	to	5.82%
2013	0.60%	to	0.75%	87	1,935.53	to	190.48	163,156	1.45%	32.95%	to	32.76%
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
2017	0.60%	to	0.75%	11,107	1,756.26	to	174.14	2,034,397	0.00%	21.76%	to	21.58%
2016	0.60%	to	0.75%	11,523	1,442.39	to	143.23	1,737,854	0.00%	0.15%	to	0.00%
2015	0.60%	to	0.75%	11,718	1,440.16	to	143.22	1,769,503	0.00%	0.60%	to	0.45%
2014	0.60%	to	0.75%	11,752	1,431.56	to	142.58	1,772,333	0.00%	7.39%	to	7.23%
2013	0.60%	to	0.75%	12,184	1,333.04	to	132.97	1,709,007	0.44%	36.19%	to	35.99%
Balanced Portfolio: Service Shares (JABS)
2017	0.60%	to	0.75%	6,414	3,014.08	to	294.85	2,711,527	1.40%	17.43%	to	17.25%
2016	0.60%	to	0.75%	6,397	2,566.71	to	251.46	2,310,004	1.92%	3.70%	to	3.55%
2015	0.60%	to	0.75%	6,932	2,475.10	to	242.85	2,342,441	1.63%	-0.19%	to	-0.34%
2014	0.60%	to	0.75%	6,684	2,479.81	to	243.68	2,382,160	1.46%	7.59%	to	7.43%
2013	0.60%	to	0.75%	6,790	2,304.86	to	226.83	2,652,637	2.03%	19.09%	to	18.91%
Forty Portfolio: Service Shares (JACAS)
2017	0.60%	to	0.75%	13,825	4,017.82	to	392.45	5,749,013	0.00%	29.22%	to	29.03%
2016	0.60%	to	0.75%	14,518	3,109.29	to	304.16	4,689,451	0.87%	1.33%	to	1.18%
2015	0.60%	to	0.75%	14,765	3,068.35	to	300.61	4,809,108	1.24%	11.27%	to	11.10%
2014	0.60%	to	0.75%	14,531	2,757.63	to	270.57	4,294,689	0.03%	7.82%	to	7.66%
2013	0.60%	to	0.75%	17,110	2,557.65	to	251.33	4,681,584	0.59%	30.10%	to	29.91%
Global Technology Portfolio: Service Shares (JAGTS)
2017	0.60%	to	0.75%	4,618	4,269.88	to	417.07	2,317,905	0.45%	44.05%	to	43.83%
2016	0.60%	to	0.75%	3,974	2,964.19	to	289.97	1,410,173	0.09%	13.17%	to	13.00%
2015	0.60%	to	0.75%	4,637	2,619.19	to	256.60	1,390,392	0.79%	4.02%	to	3.86%
2014	0.60%	to	0.75%	4,243	2,517.98	to	247.06	1,223,864	0.00%	8.69%	to	8.53%
2013	0.60%	to	0.75%	4,670	2,316.59	to	227.64	1,208,732	0.00%	34.58%	to	34.38%
Overseas Portfolio: Service Shares (JAIGS)
2017	0.60%	to	0.75%	11,471	2,573.93	to	251.41	3,400,253	1.59%	30.02%	to	29.83%
2016	0.60%	to	0.75%	12,518	1,979.58	to	193.65	2,917,030	4.97%	-7.26%	to	-7.40%
2015	0.60%	to	0.75%	12,859	2,134.64	to	209.13	3,272,698	0.51%	-9.35%	to	-9.49%
2014	0.60%	to	0.75%	16,106	2,354.80	to	231.05	4,413,108	5.84%	-12.63%	to	-12.76%
2013	0.60%	to	0.75%	17,249	2,695.11	to	264.83	5,387,213	3.07%	13.60%	to	13.43%
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
2017	0.60%	to	0.75%	16,413	1,321.10	to	131.56	2,457,336	0.63%	27.66%	to	27.47%
2016	0.60%	to	0.75%	17,028	1,034.87	to	103.21	2,058,222	0.58%	5.44%	to	5.28%
2015	0.60%	to	0.75%	16,995			981.45	1,959,063	0.49%	-1.85%	to	-1.97%	****
Value Series - Initial Class (MVFIC)
2017	0.60%	to	0.75%	7,507	3,882.67	to	379.82	3,434,766	1.94%	16.95%	to	16.77%
2016	0.60%	to	0.75%	8,384	3,319.96	to	325.26	3,269,288	2.15%	13.41%	to	13.24%
2015	0.60%	to	0.75%	8,823	2,927.44	to	287.23	3,001,351	2.34%	-1.33%	to	-1.48%
2014	0.60%	to	0.75%	9,638	2,966.91	to	291.54	3,396,481	1.49%	9.85%	to	9.68%
2013	0.60%	to	0.75%	10,879	2,700.90	to	265.80	3,529,385	1.16%	35.07%	to	34.87%
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
2017	0.60%	to	0.75%	4,191	2,131.32	to	210.70	1,745,057	1.34%	26.06%	to	25.87%
2016	0.60%	to	0.75%	4,059	1,690.68	to	167.39	1,287,398	1.18%	3.22%	to	3.07%
2015	0.60%	to	0.75%	3,849	1,637.92	to	162.41	1,301,836	1.81%	5.68%	to	5.53%
2014	0.60%	to	0.75%	3,372	1,549.83	to	153.90	1,210,137	1.73%	0.53%	to	0.38%
2013	0.60%	to	0.75%	3,744	1,541.69	to	153.32	1,208,461	1.30%	26.87%	to	26.68%
Core Plus Fixed Income Portfolio - Class I (MSVFI)
2017	0.60%	to	0.75%	3,880	1,637.65	to	160.20	941,396	3.07%	5.61%	to	5.45%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2016	0.60%	to	0.75%	3,881	$1,550.67	to	$151.92	$937,308	1.91%	5.48%	to	5.32%
2015	0.60%	to	0.75%	4,002	1,470.14	to	144.25	832,740	3.44%	-1.25%	to	-1.39%
2014	0.60%	to	0.75%	4,066	1,488.68	to	146.29	815,851	2.83%	7.21%	to	7.05%
2013	0.60%	to	0.75%	4,254	1,388.57	to	136.65	634,893	3.56%	-0.91%	to	-1.06%
Emerging Markets Debt Portfolio - Class I (MSEM)
2017	0.60%	to	0.75%	356	2,634.20	to	257.69	166,144	5.47%	9.06%	to	8.89%
2016	0.60%	to	0.75%	401	2,415.47	to	236.65	165,042	5.56%	9.89%	to	9.73%
2015	0.60%	to	0.75%	439	2,197.99	to	215.66	162,885	5.21%	-1.71%	to	-1.85%
2014	0.60%	to	0.75%	571	2,236.16	to	219.74	202,891	5.20%	2.31%	to	2.16%
2013	0.60%	to	0.75%	699	2,185.63	to	215.09	345,980	4.22%	-9.30%	to	-9.43%
U.S. Real Estate Portfolio - Class I (MSVRE)
2017	0.60%	to	0.75%	327	4,094.30	to	400.52	614,455	1.53%	2.49%	to	2.34%
2016	0.60%	to	0.75%	352	3,994.67	to	391.36	635,015	1.38%	6.18%	to	6.02%
2015	0.60%	to	0.75%	430	3,762.33	to	369.15	735,206	1.28%	1.56%	to	1.41%
2014	0.60%	to	0.75%	454	3,704.56	to	364.03	819,649	1.33%	28.95%	to	28.75%
2013	0.60%	to	0.75%	419	2,872.96	to	282.73	576,660	1.20%	1.44%	to	1.29%
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
2017	0.60%	to	0.75%	20,390	2,919.75	to	288.21	6,478,308	1.70%	8.03%	to	7.87%
2016	0.60%	to	0.75%	23,162	2,702.80	to	267.19	6,831,912	2.39%	19.72%	to	19.54%
2015	0.60%	to	0.75%	24,656	2,257.61	to	223.51	6,049,823	2.39%	-4.85%	to	-4.99%
2014	0.60%	to	0.75%	27,671	2,372.63	to	235.26	7,135,110	1.95%	12.44%	to	12.27%
2013	0.60%	to	0.75%	31,874	2,110.10	to	209.54	7,264,042	1.86%	31.11%	to	30.91%
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
2017			0.75%	6,150			192.04	1,181,075	1.11%			14.93%
2016			0.75%	6,430			167.10	1,074,435	1.97%			8.19%
2015			0.75%	6,269			154.45	968,258	1.55%			0.23%
2014			0.75%	5,685			154.10	876,047	0.90%			4.21%
2013			0.75%	3,063			147.88	452,951	1.32%			22.36%
American Funds NVIT Bond Fund - Class II (GVABD2)
2017			0.75%	1,069			127.81	136,632	1.19%			2.44%
2016			0.75%	1,328			124.77	165,688	2.46%			1.89%
2015			0.75%	1,573			122.46	192,624	1.35%			-0.98%
2014			0.75%	1,753			123.66	216,783	1.25%			4.19%
2013			0.75%	2,629			118.69	312,026	1.77%			-3.30%
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
2017			0.75%	8,214			222.79	1,830,007	0.71%			29.99%
2016			0.75%	8,591			171.39	1,472,413	1.48%			-0.56%
2015			0.75%	8,647			172.35	1,490,348	0.67%			5.75%
2014			0.75%	8,722			162.99	1,421,578	0.71%			1.07%
2013			0.75%	9,225			161.25	1,487,574	0.37%			27.68%
American Funds NVIT Growth Fund - Class II (GVAGR2)
2017			0.75%	5,969			226.07	1,349,402	0.30%			26.84%
2016			0.75%	5,758			178.22	1,026,219	0.23%			8.25%
2015			0.75%	5,561			164.64	915,567	0.73%			5.63%
2014			0.75%	5,561			155.86	866,752	0.47%			7.26%
2013			0.75%	8,501			145.31	1,235,312	0.30%			28.64%
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
2017			0.75%	4,337			188.39	817,069	1.41%			21.02%
2016			0.75%	4,516			155.68	703,028	1.23%			10.26%
2015			0.75%	4,209			141.19	594,268	0.88%			0.33%
2014			0.75%	4,028			140.72	566,834	0.80%			9.40%
2013			0.75%	3,134			128.63	403,119	1.06%			31.97%
Federated NVIT High Income Bond Fund - Class I (HIBF)
2017	0.60%	to	0.75%	5,765	2,414.14	to	236.16	1,473,450	5.45%	6.12%	to	5.96%
2016	0.60%	to	0.75%	6,088	2,274.92	to	222.88	1,504,093	5.67%	13.48%	to	13.31%
2015	0.60%	to	0.75%	6,490	2,004.77	to	196.70	1,433,095	4.64%	-3.19%	to	-3.33%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2014	0.60%	to	0.75%	7,280	$2,070.83	to	$203.49	$1,656,557	4.82%	1.94%	to	1.78%
2013	0.60%	to	0.75%	838	2,031.48	to	199.92	347,405	5.89%	6.43%	to	6.27%
NVIT Emerging Markets Fund - Class I (GEM)
2017	0.60%	to	0.75%	7,424	4,182.51	to	409.15	3,522,885	1.34%	40.66%	to	40.45%
2016	0.60%	to	0.75%	8,479	2,973.53	to	291.32	2,865,935	0.82%	7.07%	to	6.91%
2015	0.60%	to	0.75%	8,965	2,777.09	to	272.48	2,875,486	0.82%	-16.50%	to	-16.62%
2014	0.60%	to	0.75%	9,579	3,325.78	to	326.81	3,673,443	1.27%	-6.07%	to	-6.21%
2013	0.60%	to	0.75%	1,626	3,540.75	to	348.45	1,018,024	1.16%	0.14%	to	-0.01%
NVIT International Equity Fund - Class I (GIG)
2017			0.75%	1,343			118.45	159,084	1.77%			26.50%
2016			0.75%	1,253			93.64	117,328	2.19%			0.12%
2015			0.75%	1,205			93.53	112,701	0.54%			-3.78%
2014			0.75%	1,154			97.20	112,173	-1.75%			-2.80%	****
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)
2017	0.65%	to	0.75%	3,253	113.35	to	112.26	367,721	1.56%	26.25%	to	26.13%
2016	0.65%	to	0.75%	3,186	89.78	to	89.01	285,257	1.90%	-0.02%	to	-0.12%
2015	0.65%	to	0.75%	3,416	89.79	to	89.11	306,033	0.27%	-3.85%	to	-3.94%
2014	0.65%	to	0.75%	3,707	93.39	to	92.77	345,354	3.78%	-1.36%	to	-1.46%
2013	0.65%	to	0.75%	3,817	94.68	to	94.14	360,616	0.54%	16.80%	to	16.68%
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
2017	0.60%	to	0.75%	64,215	1,922.60	to	189.49	16,248,415	0.53%	24.11%	to	23.92%
2016	0.60%	to	0.75%	69,314	1,549.12	to	152.91	14,099,547	0.81%	12.92%	to	12.76%
2015	0.60%	to	0.75%	74,953	1,371.82	to	135.61	13,500,441	0.78%	-1.67%	to	-1.82%
2014	0.60%	to	0.75%	81,163	1,395.14	to	138.13	14,685,682	0.88%	5.96%	to	5.80%
2013	0.60%	to	0.75%	90,758	1,316.65	to	130.55	15,460,936	1.03%	42.96%	to	42.75%
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
2017	0.65%	to	0.75%	955	201.44	to	199.50	190,760	0.55%	17.60%	to	17.48%
2016	0.65%	to	0.75%	974	171.29	to	169.82	165,582	0.71%	9.40%	to	9.29%
2015	0.65%	to	0.75%	935	156.58	to	155.38	145,433	0.70%	-1.06%	to	-1.16%
2014	0.65%	to	0.75%	1,398	158.26	to	157.21	220,332	0.90%	9.79%	to	9.68%
2013	0.65%	to	0.75%	1,430	144.15	to	143.33	205,420	0.71%	37.65%	to	37.52%
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
2017			0.75%	2,978			167.66	499,286	1.34%			19.10%
2016			0.75%	3,289			140.77	462,998	2.50%			7.52%
2015			0.75%	3,115			130.93	407,842	2.76%			-2.31%
2014			0.75%	2,572			134.03	344,713	2.42%			3.69%
2013			0.75%	2,160			129.25	279,179	1.30%			28.68%
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2017			0.75%	114			152.81	17,420	1.73%			11.17%
2016			0.75%	104			137.45	14,295	3.13%			5.49%
2015			0.75%	51			130.29	6,645	1.89%			-1.79%
2014			0.75%	229			132.67	30,382	2.34%			3.68%
2013			0.75%	252			127.96	32,246	1.31%			13.86%
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
2017			0.75%	270			162.36	43,838	1.76%			15.15%
2016			0.75%	279			141.01	39,340	2.78%			6.52%
2015			0.75%	308			132.38	40,772	3.15%			-1.88%
2014			0.75%	319			134.92	43,039	2.66%			3.92%
2013			0.75%	284			129.83	36,871	1.61%			20.54%
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
2017			0.75%	67			135.15	9,055	2.19%			5.56%
2016			0.75%	68			128.03	8,706	2.57%			4.03%
2015			0.75%	71			123.07	8,738	2.16%			-1.39%
2014			0.75%	74			124.80	9,236	2.27%			2.65%
2013			0.75%	76			121.58	9,240	2.82%			4.24%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
2017			0.75%	2,338			$157.91	$369,190	1.97%			13.20%
2016			0.75%	2,162			139.49	301,575	2.76%			6.02%
2015			0.75%	2,456			131.56	323,122	2.46%			-1.72%
2014			0.75%	5,651			133.86	756,445	2.54%			3.88%
2013			0.75%	5,457			128.87	703,223	1.67%			17.10%
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2017			0.75%	1,236			164.75	203,636	1.61%			17.28%
2016			0.75%	1,300			140.48	182,630	2.50%			6.89%
2015			0.75%	1,791			131.43	235,399	2.86%			-2.16%
2014			0.75%	3,021			134.34	405,843	2.27%			3.88%
2013			0.75%	4,001			129.33	517,441	1.87%			23.43%
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
2017			0.75%	27			147.57	3,984	1.38%			9.26%
2016			0.75%	46			135.07	6,213	2.79%			5.21%
2015			0.75%	45			128.38	5,777	2.64%			-1.62%
2014			0.75%	43			130.50	5,611	2.46%			3.39%
2013			0.75%	43			126.21	5,427	0.72%			10.50%
NVIT Core Bond Fund - Class I (NVCBD1)
2017	0.65%	to	0.75%	1,800	140.57	to	139.22	251,682	2.68%	3.72%	to	3.62%
2016	0.65%	to	0.75%	2,177	135.52	to	134.36	293,810	2.95%	4.67%	to	4.56%
2015	0.65%	to	0.75%	2,410	129.48	to	128.49	310,952	3.23%	-1.36%	to	-1.46%
2014	0.65%	to	0.75%	1,707	131.27	to	130.40	223,379	2.60%	4.37%	to	4.27%
2013	0.65%	to	0.75%	2,493	125.77	to	125.06	312,761	2.60%	-2.55%	to	-2.64%
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2017			0.75%	53			148.12	7,850	1.65%			3.17%
2016			0.75%	139			143.57	19,956	3.20%			2.93%
2015			0.75%	110			139.49	15,343	1.82%			-1.06%
2014			0.75%	109			140.98	15,367	2.32%			4.30%
2013			0.75%	124			135.17	16,761	1.35%			-2.51%
NVIT Nationwide Fund - Class IV (TRF4)
2017	0.00%	to	0.75%	53,998	18,791.13	to	614.36	119,428,087	1.03%	20.54%	to	19.64%
2016	0.00%	to	0.75%	58,148	15,589.22	to	513.50	105,888,697	1.43%	11.40%	to	10.57%
2015	0.00%	to	0.75%	63,363	13,994.27	to	464.42	104,294,518	1.22%	0.87%	to	0.11%
2014	0.00%	to	0.75%	69,074	13,873.91	to	463.89	110,907,436	1.16%	12.23%	to	11.39%
2013	0.00%	to	0.75%	75,252	12,361.79	to	416.45	106,519,061	1.33%	31.00%	to	30.03%
NVIT Government Bond Fund - Class I (GBF)
2017			0.75%	3,372			144.15	486,064	2.14%			1.32%
2016			0.75%	3,259			142.26	463,639	1.84%			-0.01%
2015			0.75%	3,351			142.28	476,770	1.69%			-0.86%
2014			0.75%	3,547			143.50	509,009	1.99%			3.79%
2013			0.75%	3,590			138.27	496,379	1.83%			-4.77%
NVIT Government Bond Fund - Class IV (GBF4)
2017	0.00%	to	0.75%	24,214	7,059.44	to	293.60	11,630,219	2.09%	2.08%	to	1.32%
2016	0.00%	to	0.75%	25,298	6,915.28	to	289.77	12,108,128	1.88%	0.74%	to	-0.01%
2015	0.00%	to	0.75%	27,051	6,864.25	to	289.79	13,150,592	1.69%	-0.11%	to	-0.86%
2014	0.00%	to	0.75%	30,776	6,871.82	to	292.29	14,814,759	1.97%	4.58%	to	3.80%
2013	0.00%	to	0.75%	33,377	6,571.04	to	281.60	15,632,469	1.93%	-4.13%	to	-4.85%
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
2017	0.60%	to	0.75%	18,739	3,143.31	to	304.96	5,787,934	1.60%	17.72%	to	17.55%
2016	0.60%	to	0.75%	19,381	2,670.10	to	259.44	5,090,393	1.76%	8.81%	to	8.65%
2015	0.60%	to	0.75%	19,726	2,453.81	to	238.78	4,768,671	1.50%	-1.59%	to	-1.74%
2014	0.60%	to	0.75%	19,107	2,493.47	to	243.00	4,704,068	1.65%	4.36%	to	4.20%
2013	0.60%	to	0.75%	20,608	2,389.35	to	233.21	4,863,570	1.61%	26.49%	to	26.30%
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
2017			0.75%	114			184.92	21,081	1.91%			10.30%
2016			0.75%	112			167.65	18,777	1.86%			5.51%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2015			0.75%	115			$158.90	$18,273	1.48%			-0.92%
2014			0.75%	155			160.37	24,857	2.06%			3.80%
2013			0.75%	113			154.49	17,458	1.56%			12.58%
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
2017			0.75%	63			220.39	13,884	1.71%			13.95%
2016			0.75%	63			193.40	12,184	1.91%			6.94%
2015			0.75%	60			180.86	10,852	1.59%			-1.27%
2014			0.75%	57			183.19	10,442	1.78%			4.43%
2013			0.75%	45			175.43	7,894	1.79%			18.60%
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
2017	0.60%	to	0.75%	6,500	1,662.13	to	164.12	1,144,413	1.80%	5.05%	to	4.90%
2016	0.60%	to	0.75%	7,526	1,582.20	to	156.46	1,251,820	2.03%	3.64%	to	3.49%
2015	0.60%	to	0.75%	7,367	1,526.60	to	151.19	1,202,723	1.66%	-0.33%	to	-0.48%
2014	0.60%	to	0.75%	9,031	1,531.74	to	151.93	1,454,217	1.60%	3.27%	to	3.11%
2013	0.60%	to	0.75%	13,089	1,483.25	to	147.34	1,945,534	1.49%	4.20%	to	4.05%
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2017	0.00%	to	0.75%	99,549	4,374.97	to	236.94	39,686,197	1.75%	12.93%	to	12.09%
2016	0.00%	to	0.75%	106,593	3,874.19	to	211.40	37,884,122	1.85%	7.14%	to	6.34%
2015	0.00%	to	0.75%	117,503	3,615.92	to	198.79	38,728,513	1.57%	-0.33%	to	-1.08%
2014	0.00%	to	0.75%	126,560	3,628.06	to	200.95	41,975,373	1.67%	5.18%	to	4.40%
2013	0.00%	to	0.75%	142,974	3,449.34	to	192.49	44,081,150	1.66%	16.63%	to	15.76%
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2017	0.60%	to	0.75%	77,030	2,852.85	to	277.66	22,267,908	1.62%	15.98%	to	15.81%
2016	0.60%	to	0.75%	81,799	2,459.73	to	239.76	20,845,469	1.64%	7.83%	to	7.67%
2015	0.60%	to	0.75%	100,406	2,281.04	to	222.67	23,563,170	1.45%	-1.32%	to	-1.47%
2014	0.60%	to	0.75%	107,649	2,311.63	to	226.00	25,611,709	1.62%	4.33%	to	4.17%
2013	0.60%	to	0.75%	115,628	2,215.71	to	216.94	27,519,559	1.74%	21.65%	to	21.46%
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
2017	0.60%	to	0.75%	12,941	2,037.81	to	200.58	3,012,508	1.85%	8.56%	to	8.40%
2016	0.60%	to	0.75%	13,356	1,877.14	to	185.05	2,866,534	1.92%	5.07%	to	4.92%
2015	0.60%	to	0.75%	14,360	1,786.52	to	176.38	2,914,558	1.68%	-0.63%	to	-0.78%
2014	0.60%	to	0.75%	15,002	1,797.82	to	177.76	3,061,629	1.83%	4.11%	to	3.96%
2013	0.60%	to	0.75%	15,416	1,726.80	to	170.99	2,916,599	1.65%	9.83%	to	9.67%
NVIT Mid Cap Index Fund - Class I (MCIF)
2017	0.60%	to	0.75%	10,315	4,597.81	to	449.78	5,471,968	1.11%	15.09%	to	14.92%
2016	0.60%	to	0.75%	10,592	3,995.04	to	391.40	4,669,181	1.24%	19.57%	to	19.39%
2015	0.60%	to	0.75%	11,296	3,341.14	to	327.82	4,233,961	1.07%	-3.12%	to	-3.26%
2014	0.60%	to	0.75%	11,949	3,448.64	to	338.88	4,615,290	1.05%	8.77%	to	8.60%
2013	0.60%	to	0.75%	13,022	3,170.70	to	312.04	4,646,912	1.12%	32.25%	to	32.05%
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)2017
	0.65%	to	0.75%	11,863	117.16	to	116.73	1,386,994	1.22%	24.96%	to	24.84%
2016	0.65%	to	0.75%	13,348	93.76	to	93.51	1,249,589	1.46%	-2.75%	to	-2.85%
2015	0.65%	to	0.75%	14,057	96.41	to	96.25	1,353,995	0.70%	-1.14%	to	-1.23%
2014	0.65%	to	0.75%	15,969	97.52	to	97.45	1,556,623	-1.06%	-2.48%	to	-2.55%	****
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
2017	0.60%	to	0.75%	106,689	1,093.37	to	108.73	14,984,860	2.71%	22.19%	to	22.01%
2016	0.60%	to	0.75%	115,368	894.80	to	89.12	13,148,600	3.08%	4.60%	to	4.44%
2015	0.60%	to	0.75%	119,597	855.47	to	85.33	12,970,690	1.20%	-5.69%	to	-5.83%
2014	0.60%	to	0.75%	130,618	907.05	to	90.61	15,013,634	-1.78%	-9.29%	to	-9.39%	****
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
2017	0.60%	to	0.75%	10,371	3,644.05	to	350.38	8,179,475	2.66%	22.16%	to	21.98%
2016	0.60%	to	0.75%	11,848	2,983.02	to	287.25	7,450,607	2.96%	4.57%	to	4.42%
2015	0.60%	to	0.75%	13,765	2,852.60	to	275.11	8,203,465	1.13%	-5.66%	to	-5.80%
2014	0.60%	to	0.75%	15,761	3,023.63	to	292.04	9,653,266	4.21%	-10.00%	to	-10.14%
2013	0.60%	to	0.75%	18,063	3,359.76	to	324.99	11,982,767	2.23%	20.73%	to	20.55%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
2017	0.60%	to	0.75%	22,190	$2,435.64	to	$205.30	$4,739,017	0.36%	29.43%	to	29.23%
2016	0.60%	to	0.75%	24,147	1,881.87	to	158.86	4,008,742	0.85%	1.58%	to	1.43%
2015	0.60%	to	0.75%	24,894	1,852.60	to	156.62	4,091,107	0.46%	2.82%	to	2.66%
2014	0.60%	to	0.75%	27,472	1,801.86	to	152.56	4,376,302	0.48%	9.78%	to	9.61%
2013	0.60%	to	0.75%	31,854	1,641.41	to	139.19	4,611,613	0.76%	33.93%	to	33.73%
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
2017	0.60%	to	0.75%	14,334	2,152.53	to	182.78	3,193,250	1.62%	13.85%	to	13.68%
2016	0.60%	to	0.75%	17,149	1,890.61	to	160.78	2,921,537	1.76%	15.66%	to	15.48%
2015	0.60%	to	0.75%	19,696	1,634.68	to	139.23	2,934,052	1.15%	-3.73%	to	-3.87%
2014	0.60%	to	0.75%	29,349	1,698.03	to	144.84	4,451,301	1.48%	9.86%	to	9.69%
2013	0.60%	to	0.75%	23,337	1,545.67	to	132.04	3,336,876	1.35%	34.63%	to	34.43%
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
2017	0.60%	to	0.75%	173,895	3,227.39	to	203.32	54,864,593	0.00%	26.98%	to	26.79%
2016	0.60%	to	0.75%	190,376	2,541.74	to	160.36	47,110,732	0.00%	5.83%	to	5.67%
2015	0.60%	to	0.75%	205,320	2,401.72	to	151.76	48,093,936	0.00%	-0.78%	to	-0.93%
2014	0.60%	to	0.75%	226,323	2,420.65	to	153.18	52,708,245	0.00%	3.41%	to	3.26%
2013	0.60%	to	0.75%	247,024	2,340.76	to	148.35	55,320,207	0.00%	38.11%	to	37.91%
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
2017	0.65%	to	0.75%	21,929	232.36	to	230.13	5,062,727	1.11%	13.10%	to	12.99%
2016	0.65%	to	0.75%	23,616	205.44	to	203.67	4,823,739	1.29%	16.83%	to	16.72%
2015	0.65%	to	0.75%	31,711	175.84	to	174.50	5,545,642	1.13%	-3.51%	to	-3.61%
2014	0.65%	to	0.75%	35,262	182.25	to	181.04	6,395,581	1.36%	16.26%	to	16.15%
2013	0.65%	to	0.75%	39,246	156.76	to	155.87	6,127,545	1.19%	34.80%	to	34.66%
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
2017	0.60%	to	0.75%	6,123	3,135.92	to	306.77	2,137,528	0.00%	24.18%	to	23.99%
2016	0.60%	to	0.75%	6,681	2,525.31	to	247.41	1,857,568	0.00%	7.66%	to	7.50%
2015	0.60%	to	0.75%	7,170	2,345.67	to	230.15	1,850,452	0.00%	0.15%	to	0.00%
2014	0.60%	to	0.75%	9,191	2,342.07	to	230.14	2,323,780	0.00%	2.20%	to	2.04%
2013	0.60%	to	0.75%	8,713	2,291.73	to	225.53	2,173,172	0.00%	43.43%	to	43.21%
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
2017	0.60%	to	0.75%	42,537	3,719.85	to	361.17	20,410,261	0.50%	8.42%	to	8.25%
2016	0.60%	to	0.75%	45,570	3,431.12	to	333.64	20,310,052	0.65%	25.28%	to	25.09%
2015	0.60%	to	0.75%	50,530	2,738.83	to	266.72	17,873,418	0.67%	-6.66%	to	-6.80%
2014	0.60%	to	0.75%	55,642	2,934.22	to	286.18	21,052,039	0.52%	6.38%	to	6.22%
2013	0.60%	to	0.75%	63,460	2,758.18	to	269.41	22,500,901	0.83%	39.56%	to	39.35%
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
2017	0.60%	to	0.75%	40,496	3,472.60	to	337.17	18,638,782	0.00%	12.82%	to	12.66%
2016	0.60%	to	0.75%	43,285	3,077.90	to	299.29	17,735,234	0.33%	22.06%	to	21.87%
2015	0.60%	to	0.75%	47,932	2,521.70	to	245.58	16,031,794	0.38%	-2.22%	to	-2.37%
2014	0.60%	to	0.75%	51,975	2,578.99	to	251.53	17,547,815	0.17%	0.21%	to	0.06%
2013	0.60%	to	0.75%	57,570	2,573.49	to	251.37	19,300,812	0.15%	40.11%	to	39.90%
NVIT Multi-Sector Bond Fund - Class I (MSBF)
2017	0.60%	to	0.75%	6,570	1,805.61	to	176.63	1,373,831	4.71%	5.70%	to	5.54%
2016	0.60%	to	0.75%	6,781	1,708.29	to	167.36	1,371,937	3.18%	8.00%	to	7.84%
2015	0.60%	to	0.75%	7,379	1,581.77	to	155.20	1,394,431	1.82%	-3.47%	to	-3.62%
2014	0.60%	to	0.75%	8,671	1,638.65	to	161.02	1,706,653	3.05%	3.26%	to	3.11%
2013	0.60%	to	0.75%	8,969	1,586.88	to	156.17	1,742,473	3.39%	-1.72%	to	-1.86%
NVIT S&P 500 Index Fund - Class IV (GVEX4)
2017	0.60%	to	0.75%	147,729	7,741.47	to	746.31	154,723,953	1.74%	20.81%	to	20.63%
2016	0.60%	to	0.75%	157,892	6,408.14	to	618.70	137,249,218	1.82%	10.93%	to	10.76%
2015	0.60%	to	0.75%	173,137	5,776.91	to	558.59	134,486,016	1.80%	0.57%	to	0.42%
2014	0.60%	to	0.75%	187,921	5,744.26	to	556.26	144,610,186	1.81%	12.61%	to	12.44%
2013	0.60%	to	0.75%	204,323	5,100.92	to	494.71	138,451,521	1.86%	31.29%	to	31.09%
NVIT Short Term Bond Fund - Class II (NVSTB2)
2017	0.65%	to	0.75%	6,943	112.13	to	111.05	773,678	1.40%	0.92%	to	0.82%
2016	0.65%	to	0.75%	8,761	111.10	to	110.15	969,069	1.52%	1.83%	to	1.73%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2015	0.65%	to	0.75%	10,283	$109.11	to	$108.27	$1,117,311	1.64%	-0.99%	to	-1.09%
2014	0.65%	to	0.75%	10,096	110.20	to	109.46	1,108,216	0.89%	-0.16%	to	-0.26%
2013	0.65%	to	0.75%	12,037	110.37	to	109.74	1,324,588	1.03%	-0.54%	to	-0.64%
NVIT Large Cap Growth Fund - Class I (NVOLG1)
2017	0.60%	to	0.75%	303,489	3,227.97	to	318.63	129,444,477	0.48%	26.55%	to	26.36%
2016	0.60%	to	0.75%	336,505	2,550.69	to	252.15	112,751,979	0.78%	3.01%	to	2.86%
2015	0.60%	to	0.75%	297,322	2,476.06	to	245.14	96,730,912	0.62%	4.46%	to	4.31%
2014	0.60%	to	0.75%	329,574	2,370.25	to	235.02	102,822,228	0.71%	8.15%	to	7.99%
2013	0.60%	to	0.75%	369,714	2,191.65	to	217.64	106,409,853	0.78%	35.89%	to	35.68%
Templeton NVIT International Value Fund - Class III (NVTIV3)
2017	0.60%	to	0.75%	1,497	1,417.28	to	141.19	319,753	2.05%	21.99%	to	21.80%
2016	0.60%	to	0.75%	1,475	1,161.84	to	146.88	255,527	2.06%	0.51%	to	0.36%
2015	0.60%	to	0.75%	1,552	1,155.92	to	146.35	274,940	2.05%	-4.48%	to	-4.62%
2014	0.60%	to	0.75%	1,332	1,210.10	to	153.44	244,224	3.57%	-8.70%	to	-8.83%
2013	0.60%	to	0.75%	1,204	1,325.36	to	168.31	198,796	1.96%	19.38%	to	19.20%
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
2017	0.60%	to	0.75%	41,090	2,954.45	to	286.86	16,675,652	3.07%	17.28%	to	17.11%
2016	0.60%	to	0.75%	44,926	2,519.07	to	244.95	15,420,627	2.71%	17.19%	to	17.01%
2015	0.60%	to	0.75%	49,380	2,149.64	to	209.34	14,551,912	1.55%	-6.86%	to	-7.00%
2014	0.60%	to	0.75%	54,234	2,307.85	to	225.09	17,157,897	1.70%	8.56%	to	8.39%
2013	0.60%	to	0.75%	59,533	2,125.97	to	207.66	17,230,712	0.00%	34.83%	to	34.63%
NVIT Real Estate Fund - Class I (NVRE1)
2017	0.65%	to	0.75%	25,775	160.05	to	158.51	4,096,469	2.17%	5.81%	to	5.70%
2016	0.65%	to	0.75%	28,267	151.26	to	149.95	4,249,736	2.09%	6.65%	to	6.55%
2015	0.65%	to	0.75%	28,235	141.82	to	140.74	3,982,391	2.65%	-5.97%	to	-6.06%
2014	0.65%	to	0.75%	28,457	150.83	to	149.83	4,271,963	3.05%	28.05%	to	27.92%
2013	0.65%	to	0.75%	30,682	117.79	to	117.12	3,598,835	1.47%	2.38%	to	2.28%
NVIT Money Market Fund - Class IV (SAM4)
2017	0.00%	to	0.75%	110,726	3,311.48	to	158.55	24,643,118	0.41%	0.42%	to	-0.33%
2016	0.00%	to	0.75%	132,010	3,297.58	to	159.07	29,579,931	0.01%	0.01%	to	-0.74%
2015	0.00%	to	0.75%	127,112	3,297.33	to	160.26	28,267,743	0.00%	0.00%	to	-0.75%
2014	0.00%	to	0.75%	133,947	3,297.33	to	161.47	29,701,311	0.00%	0.00%	to	-0.75%
2013	0.00%	to	0.75%	150,332	3,297.33	to	162.69	33,501,766	0.00%	0.00%	to	-0.75%
Short Duration Bond Portfolio - I Class Shares (AMTB)
2017	0.60%	to	0.75%	27,849	1,806.70	to	174.37	6,542,074	1.39%	0.29%	to	0.14%
2016	0.60%	to	0.75%	29,493	1,801.49	to	174.13	7,215,219	1.19%	0.62%	to	0.46%
2015	0.60%	to	0.75%	30,470	1,790.47	to	173.32	7,465,305	1.45%	-0.42%	to	-0.56%
2014	0.60%	to	0.75%	34,028	1,797.94	to	174.31	8,361,845	1.70%	0.01%	to	-0.14%
2013	0.60%	to	0.75%	35,948	1,797.79	to	174.55	8,865,858	2.16%	0.01%	to	-0.13%
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
2017	0.60%	to	0.75%	106	4,318.96	to	422.50	177,265	0.00%	24.54%	to	24.36%
2016	0.60%	to	0.75%	152	3,467.89	to	339.75	161,127	0.00%	3.77%	to	3.62%
2015	0.60%	to	0.75%	196	3,341.83	to	327.89	202,580	0.00%	0.67%	to	0.52%
2014	0.60%	to	0.75%	179	3,319.61	to	326.20	229,015	0.00%	6.94%	to	6.78%
2013	0.60%	to	0.75%	545	3,104.25	to	305.50	303,634	0.00%	31.82%	to	31.62%
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
2017	0.60%	to	0.75%	3,988	1,229.57	to	122.56	609,770	0.00%	23.82%	to	23.63%
2016	0.60%	to	0.75%	4,464	993.04	to	99.13	525,829	0.00%	3.54%	to	3.39%
2015	0.60%	to	0.75%	5,007	959.08	to	95.89	565,579	0.00%	-4.09%	to	-4.11%	****
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
2017	0.60%	to	0.75%	1,677	2,515.79	to	244.27	2,926,479	0.58%	12.68%	to	12.52%
2016	0.60%	to	0.75%	1,830	2,232.59	to	217.09	2,894,700	0.77%	26.61%	to	26.42%
2015	0.60%	to	0.75%	2,301	1,763.41	to	171.73	2,593,260	0.76%	-12.33%	to	-12.46%
2014	0.60%	to	0.75%	2,406	2,011.47	to	196.18	3,193,130	0.70%	9.20%	to	9.03%
2013	0.60%	to	0.75%	3,218	1,842.09	to	179.93	3,359,651	1.19%	30.35%	to	30.16%
Socially Responsive Portfolio - I Class Shares (AMSRS)

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2017	0.60%	to	0.75%	1,875	$3,472.41	to	$339.69	$857,206	0.53%	17.72%	to	17.55%
2016	0.60%	to	0.75%	2,032	2,949.65	to	288.98	782,357	0.70%	9.21%	to	9.04%
2015	0.60%	to	0.75%	2,100	2,700.99	to	265.02	749,653	0.56%	-1.06%	to	-1.21%
2014	0.60%	to	0.75%	2,232	2,729.90	to	268.25	813,207	0.38%	9.72%	to	9.56%
2013	0.60%	to	0.75%	2,349	2,488.03	to	244.85	782,015	0.70%	36.78%	to	36.58%
Global Securities Fund/VA - Non-Service Shares (OVGS)
2017	0.60%	to	0.75%	34,901	3,462.88	to	338.24	12,469,250	0.93%	35.85%	to	35.65%
2016	0.60%	to	0.75%	37,992	2,549.06	to	249.36	10,093,141	1.06%	-0.52%	to	-0.66%
2015	0.60%	to	0.75%	39,023	2,562.25	to	251.02	10,512,968	1.31%	3.32%	to	3.17%
2014	0.60%	to	0.75%	42,745	2,479.86	to	243.32	11,115,715	1.51%	1.68%	to	1.53%
2013	0.60%	to	0.75%	2,406	2,438.88	to	239.66	1,141,093	1.39%	26.55%	to	26.36%
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
2017	0.60%	to	0.75%	11,885	2,778.05	to	271.35	3,485,426	1.05%	16.21%	to	16.04%
2016	0.60%	to	0.75%	16,317	2,390.51	to	233.85	4,058,172	0.99%	10.95%	to	10.79%
2015	0.60%	to	0.75%	17,033	2,154.56	to	211.08	3,815,710	0.82%	2.71%	to	2.56%
2014	0.60%	to	0.75%	11,667	2,097.71	to	205.82	2,624,144	0.81%	10.04%	to	9.88%
2013	0.60%	to	0.75%	12,146	1,906.30	to	187.32	2,488,123	1.10%	30.99%	to	30.79%
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
2017	0.60%	to	0.75%	4,177	4,604.80	to	450.46	2,003,916	0.74%	13.48%	to	13.31%
2016	0.60%	to	0.75%	2,838	4,057.98	to	397.57	1,241,947	0.52%	17.35%	to	17.17%
2015	0.60%	to	0.75%	3,100	3,458.06	to	339.30	1,161,152	0.84%	-6.46%	to	-6.60%
2014	0.60%	to	0.75%	3,566	3,696.96	to	363.28	1,489,317	0.87%	11.26%	to	11.10%
2013	0.60%	to	0.75%	3,875	3,322.69	to	326.99	1,390,815	0.93%	40.17%	to	39.96%
Global Strategic Income Fund/VA - Non-service Shares (OVSB)
2017	0.60%	to	0.75%	4,203	1,121.50	to	111.28	497,635	2.29%	5.64%	to	5.48%
2016	0.60%	to	0.75%	4,311	1,061.64	to	105.50	485,883	4.97%	5.90%	to	5.74%
2015	0.60%	to	0.75%	4,481	1,002.52	to	99.77	492,523	5.86%	-2.85%	to	-2.99%
2014	0.60%	to	0.75%	4,241	1,031.88	to	102.85	485,673	4.01%	2.22%	to	2.07%
2013	0.60%	to	0.75%	5,045	1,009.43	to	100.76	554,909	4.96%	-0.73%	to	-0.88%
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
2017			0.75%	825			128.28	105,830	1.43%			10.02%
2016			0.75%	1,079			116.60	125,812	1.21%			2.24%
2015			0.75%	1,064			114.05	121,350	1.47%			-7.78%
2014			0.75%	1,585			123.67	196,019	2.09%			-0.35%
2013			0.75%	1,694			124.11	210,238	1.79%			-7.17%
Low Duration Portfolio - Administrative Class (PMVLDA)
2017			0.75%	5,200			121.09	629,657	1.29%			0.60%
2016			0.75%	2,881			120.37	346,790	1.48%			0.65%
2015			0.75%	2,303			119.60	275,431	3.23%			-0.44%
2014			0.75%	3,142			120.13	377,446	1.12%			0.09%
2013			0.75%	4,193			120.02	503,237	1.45%			-0.88%
Total Return Portfolio - Administrative Class (PMVTRA)
2017	0.60%	to	0.75%	3,308	1,177.36	to	116.56	693,970	2.03%	4.29%	to	4.14%
2016	0.60%	to	0.75%	4,127	1,128.89	to	111.93	778,862	2.09%	2.07%	to	1.92%
2015	0.60%	to	0.75%	4,391	1,105.98	to	109.82	792,645	4.79%	-0.17%	to	-0.32%
2014	0.60%	to	0.75%	4,885	1,107.83	to	110.17	980,569	2.17%	3.65%	to	3.49%
2013	0.60%	to	0.75%	5,114	1,068.87	to	106.46	1,039,886	2.20%	-2.54%	to	-2.69%
VT Equity Income Fund: Class IB (PVEIB)
2017	0.60%	to	0.75%	3,062	1,131.72	to	113.06	401,281	0.00%	13.17%	to	13.06%
VT Growth Opportunities Fund: Class IB (PVGOB)
2017	0.60%	to	0.75%	2,598	1,319.05	to	131.68	420,661	0.10%	30.12%	to	29.93%
2016	0.60%	to	0.75%	3,009	1,013.70	to	101.35	367,024	0.00%	1.37%	to	1.35%	*	***
VT International Equity Fund: Class IB (PVTIGB)
2017	0.60%	to	0.75%	155	2,430.11	to	237.72	89,777	2.18%	25.82%	to	25.64%
2016	0.60%	to	0.75%	164	1,931.34	to	189.22	74,830	3.63%	-3.04%	to	-3.18%
2015	0.60%	to	0.75%	172	1,991.80	to	195.43	71,589	1.81%	-0.46%	to	-0.61%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2014	0.60%	to	0.75%	183	$2,000.97	to	$196.63	$75,922	0.92%	-7.34%	to	-7.47%
2013	0.60%	to	0.75%	200	2,159.37	to	212.51	85,585	1.81%	27.30%	to	27.11%
Health Sciences Portfolio - II (TRHS2)
2017	0.65%	to	0.75%	7,932	369.49	to	366.68	2,919,886	0.00%	26.48%	to	26.36%
2016	0.65%	to	0.75%	7,679	292.13	to	290.19	2,236,468	0.00%	-11.29%	to	-11.38%
2015	0.65%	to	0.75%	8,786	329.32	to	327.46	2,886,811	0.00%	11.74%	to	11.63%
2014	0.65%	to	0.75%	5,939	294.71	to	293.34	1,747,073	0.00%	30.37%	to	30.24%
2013	0.65%	to	0.75%	4,669	226.05	to	225.23	1,053,813	0.00%	49.54%	to	49.39%
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
2017	0.60%	to	0.75%	9,985	2,501.56	to	241.44	3,604,666	2.33%	11.57%	to	11.41%
2016	0.60%	to	0.75%	11,036	2,242.05	to	216.71	3,594,285	0.00%	5.79%	to	5.63%
2015	0.60%	to	0.75%	12,101	2,119.39	to	205.16	3,821,264	6.87%	-13.61%	to	-13.74%
2014	0.60%	to	0.75%	13,872	2,453.20	to	237.83	5,095,906	5.20%	1.57%	to	1.42%
2013	0.60%	to	0.75%	15,275	2,415.21	to	234.50	5,773,885	2.35%	-9.71%	to	-9.85%
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
2017	0.60%	to	0.75%	35,218	4,261.44	to	412.52	22,137,728	0.43%	50.13%	to	49.91%
2016	0.60%	to	0.75%	39,108	2,838.44	to	275.18	16,372,640	0.47%	-0.49%	to	-0.64%
2015	0.60%	to	0.75%	42,148	2,852.55	to	276.96	17,670,341	0.55%	-14.51%	to	-14.63%
2014	0.60%	to	0.75%	44,943	3,336.58	to	324.44	22,191,119	0.52%	-1.01%	to	-1.16%
2013	0.60%	to	0.75%	49,935	3,370.63	to	328.25	24,844,261	1.54%	11.35%	to	11.18%
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
2017	0.60%	to	0.75%	10,706	3,625.47	to	349.90	5,747,374	0.00%	-2.28%	to	-2.43%
2016	0.60%	to	0.75%	12,527	3,710.23	to	358.62	6,855,551	0.40%	42.85%	to	42.64%
2015	0.60%	to	0.75%	14,384	2,597.25	to	251.42	5,475,675	0.03%	-33.84%	to	-33.94%
2014	0.60%	to	0.75%	15,713	3,926.00	to	380.61	9,164,631	0.09%	-19.59%	to	-19.71%
2013	0.60%	to	0.75%	18,454	4,882.31	to	474.04	13,429,427	0.72%	9.87%	to	9.71%
Variable Insurance Fund - Equity Income Portfolio (VVEI)
2017			0.95%	9,953			355.56	3,538,895	2.48%			17.13%
2016			0.95%	10,245			303.55	3,109,893	2.64%			13.98%
2015			0.95%	10,788			266.31	2,872,976	2.95%			-0.10%
2014			0.95%	12,593			266.59	3,357,109	2.29%			10.35%
2013			0.95%	11,279			241.57	2,724,702	2.38%			28.82%
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
2017			0.95%	7,192			233.05	1,676,093	4.35%			6.00%
2016			0.95%	7,093			219.87	1,559,511	5.72%			10.30%
2015			0.95%	7,669			199.33	1,528,645	4.92%			-2.51%
2014			0.95%	7,529			204.46	1,539,356	5.05%			3.42%
2013			0.95%	7,587			197.70	1,499,948	5.08%			3.36%
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
2017			0.95%	13,965			433.22	6,049,879	1.19%			17.96%
2016			0.95%	14,682			367.27	5,392,193	1.39%			10.07%
2015			0.95%	15,345			333.68	5,120,259	1.19%			-2.37%
2014			0.95%	15,447			341.77	5,279,253	0.93%			12.52%
2013			0.95%	16,254			303.74	4,936,969	1.06%			33.65%
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
2017			0.95%	9,399			158.47	1,489,497	2.36%			2.51%
2016			0.95%	9,071			154.60	1,402,380	2.32%			1.50%
2015			0.95%	9,218			152.31	1,403,979	2.24%			-0.61%
2014			0.95%	9,123			153.25	1,398,107	2.43%			4.89%
2013			0.95%	9,053			146.11	1,322,691	2.48%			-3.21%
Variable Insurance Portfolios - Asset Strategy (WRASP)
2017			0.75%	1,449			168.72	244,479	1.58%			17.39%
2016			0.75%	1,577			143.73	226,657	0.58%			-3.29%
2015			0.75%	1,822			148.62	270,790	0.35%			-9.03%
2014			0.75%	1,849			163.38	302,085	0.47%			-5.97%
2013			0.75%	2,170			173.76	377,049	1.34%			24.20%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Wells Fargo Variable Trust - VT Discovery Fund: Class 2 (SVDF)
2017	0.60%	to	0.75%	1,133	$1,988.92	to	$193.69	$820,850	0.00%	28.36%	to	28.17%
2016	0.60%	to	0.75%	1,181	1,549.49	to	151.12	701,465	0.00%	7.00%	to	6.84%
2015	0.60%	to	0.75%	4,903	1,448.08	to	141.44	1,227,904	0.00%	-2.05%	to	-2.20%
2014	0.60%	to	0.75%	4,867	1,478.42	to	144.62	1,428,128	0.00%	-0.25%	to	-0.40%
2013	0.60%	to	0.75%	4,876	1,482.06	to	145.20	1,515,294	0.01%	42.94%	to	42.73%
Advantage VT Opportunity Fund - Class 2 (SVOF)
2017	0.60%	to	0.75%	345	2,988.70	to	291.05	448,410	0.66%	19.72%	to	19.54%
2016	0.60%	to	0.75%	399	2,496.42	to	243.48	426,076	2.01%	11.56%	to	11.39%
2015	0.60%	to	0.75%	440	2,237.75	to	218.57	409,364	0.13%	-3.66%	to	-3.81%
2014	0.60%	to	0.75%	515	2,322.86	to	227.23	466,994	0.06%	9.76%	to	9.60%
2013	0.60%	to	0.75%	563	2,116.25	to	207.33	464,362	0.20%	29.90%	to	29.70%
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
2017			0.75%	383			313.34	120,011	0.00%			24.92%
2016			0.75%	569			250.83	142,725	0.00%			6.94%
2015			0.75%	686			234.55	160,900	0.00%			-3.61%
2014			0.75%	592			243.33	144,050	0.00%			-2.61%
2013			0.75%	727			249.85	181,641	0.00%			49.11%
Global Securities Fund/VA - Class 3 (obsolete) (OVGS3)
2013	0.65%	to	0.75%	48,475	214.97	to	212.90	10,338,914	1.36%	26.51%	to	26.39%
Templeton Developing Markets Securities Fund - Class 3 (obsolete) (FTVDM3)
2013	0.65%	to	0.75%	10,439	180.72	to	179.16	1,876,328	1.80%	-1.61%	to	-1.71%
VT Growth & Income Fund: Class IB (obsolete) (PVGIB)
2016	0.60%	to	0.75%	1,372	2,408.61	to	235.97	381,778	1.61%	14.33%	to	14.16%
2015	0.60%	to	0.75%	1,485	2,106.70	to	206.70	312,052	1.89%	-8.08%	to	-8.22%
2014	0.60%	to	0.75%	1,605	2,291.90	to	225.21	369,116	1.15%	10.07%	to	9.91%
2013	0.60%	to	0.75%	1,319	2,082.21	to	204.92	276,203	1.66%	34.87%	to	34.66%
VT Voyager Fund: Class IB (obsolete) (PVTVB)
2015	0.60%	to	0.75%	1,427	2,350.24	to	230.60	402,544	1.18%	-6.67%	to	-6.81%
2014	0.60%	to	0.75%	1,835	2,518.32	to	247.46	535,231	0.70%	9.06%	to	8.90%
2013	0.60%	to	0.75%	2,616	2,309.01	to	227.24	935,631	0.75%	42.87%	to	42.65%
VIP High Income Portfolio - Initial Class R (obsolete) (FHIPR)
2014	0.65%	to	0.75%	33,559	147.60	to	146.47	4,936,446	5.62%	0.52%	to	0.42%
2013	0.65%	to	0.75%	35,737	146.83	to	145.86	5,231,796	5.84%	5.28%	to	5.18%
NVIT Emerging Markets Fund - Class III (obsolete) (GEM3)
2013	0.60%	to	0.75%	13,892	747.75	to	213.96	3,098,961	1.15%	0.15%	to	0.00%
VIP Overseas Portfolio - Initial Class R (obsolete) (FOPR)
2014	0.60%	to	0.75%	105,266	1,664.79	to	163.84	20,499,435	1.30%	-8.65%	to	-8.78%
2013	0.60%	to	0.75%	110,788	1,822.36	to	179.61	23,651,848	1.38%	29.67%	to	29.48%
VIP Overseas Portfolio - Service Class R (obsolete) (FOSR)
2014			0.75%	18,885			162.14	3,062,099	1.27%			-8.86%
2013			0.75%	18,085			177.91	3,217,547	1.33%			29.33%
NVIT Multi-Manager International Growth Fund - Class III (obsolete) (NVMIG3)
2013	0.65%	to	0.75%	14,305	117.27	to	116.60	1,671,671	1.23%	20.56%	to	20.44%
NVIT Multi-Manager International Value Fund - Class III (obsolete) (GVDIV3)
2013	0.60%	to	0.75%	96,918	1,370.49	to	135.08	16,825,777	2.29%	20.70%	to	20.51%
American Century NVIT Growth Fund - Class IV (obsolete) (CAF4)
2015	0.60%	to	0.75%	77,243	1,948.28	to	189.73	20,102,350	0.35%	3.99%	to	3.84%
2014	0.60%	to	0.75%	84,350	1,873.44	to	182.72	21,217,632	0.34%	10.66%	to	10.49%
2013	0.60%	to	0.75%	92,231	1,692.98	to	165.37	20,986,918	0.67%	28.97%	to	28.77%
Small-Cap Growth Portfolio - S Class Shares (obsolete) (AMFAS)
2014	0.60%	to	0.75%	2,344	2,067.10	to	203.12	576,655	0.00%	2.85%	to	2.70%
2013	0.60%	to	0.75%	2,351	2,009.78	to	197.79	551,794	0.00%	44.96%	to	44.74%
Investors Growth Stock Series - Initial Class (obsolete) (MIGIC)
2014	0.60%	to	0.75%	3,375	2,501.78	to	245.84	1,118,050	0.53%	10.79%	to	10.62%
2013	0.60%	to	0.75%	3,336	2,258.21	to	222.24	1,010,629	0.62%	29.51%	to	29.32%

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
International Portfolio - S Class Shares (AMINS)
2013			0.75%	18			$150.96	$2,717	1.44%			16.95%
Templeton Global Bond Securities Fund - Class 3 (obsolete) (FTVGI3)
2013	0.65%	to	0.75%	13,746	195.67	to	193.98	2,675,560	4.78%	0.98%	to	0.88%
Federated NVIT High Income Bond Fund - Class III (obsolete) (HIBF3)
2013	0.65%	to	0.75%	8,986	172.06	to	170.58	1,538,147	5.82%	6.24%	to	6.14%
NVIT International Equity Fund - Class III (obsolete) (GIG3)
2013			0.75%	966			112.91	109,068	0.55%			16.93%
VP Vista(SM) Fund - Class I (obsolete) (ACVVS1)
2013			0.75%	1			176.85	177	0.00%			29.20%

2017	Contract Owners’ Equity:								$1,262,756,595
2016	Contract Owners’ Equity:								$1,138,068,106
2015	Contract Owners’ Equity:								$1,139,725,754
2014	Contract Owners’ Equity:								$1,244,185,302
2013	Contract Owners’ Equity:								$1,278,124,928
*	This represents the range of annual policy expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to policyholder accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single policy expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.
****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

KPMG LLP
Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes and financial statement schedules I, III, IV, and V (collectively, the “consolidated financial statements”) of the Company as listed in the accompanying table of contents. In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)

(“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 1968.

Columbus, Ohio

February 28, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S.

member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Operations

	Year ended December 31,
(in millions)	2017	2016	2015
Revenues
Policy charges	$2,545	$2,361	$2,216
Premiums	633	642	786
Net investment income	2,414	2,139	1,982
Net realized investment gains (losses), including other-than-temporary impairment losses	12	(111)	82
Other revenues	9	8	14

Total revenues	$5,613	$5,039	$5,080

Benefits and expenses
Interest credited to policyholder account values	$1,844	$1,406	$1,078
Benefits and claims	1,283	1,298	1,662
Amortization of deferred policy acquisition costs	392	433	68
Other expenses, net of deferrals	1,193	998	1,044

Total benefits and expenses	$4,712	$4,135	$3,852

Income before federal income taxes and noncontrolling interests	$901	$904	$1,228
Federal income tax benefit (expense)	408	(126)	(293)

Net income	$1,309	$778	$935
Loss attributable to noncontrolling interests, net of tax	96	91	96

Net income attributable to Nationwide Life Insurance Company	$1,405	$869	$1,031

See accompanying notes to consolidated financial statements.

2

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Comprehensive Income

	Year ended December 31,
(in millions)	2017	2016	2015
Net income	$1,309	$778	$935

Other comprehensive income (loss), net of tax
Changes in:
Net unrealized gains (losses) on available-for-sale securities	$550	$237	$(720)
Net unrealized (losses) gains on derivatives used in cash flow hedging relationships	(100)	22	43

Total other comprehensive income (loss), net of tax	$450	$259	$(677)

Total comprehensive income	$1,759	$1,037	$258
Comprehensive loss attributable to noncontrolling interests, net of tax	(96)	(91)	(96)

Total comprehensive income attributable to Nationwide Life Insurance Company	$1,855	$1,128	$354

See accompanying notes to consolidated financial statements.

3

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

	December 31,
(in millions, except for share and per share amounts)	2017	2016
Assets
Investments:
Fixed maturity securities, available-for-sale	$50,201	$43,690
Mortgage loans, net of allowance	10,929	9,760
Policy loans	1,030	989
Short-term investments	1,406	1,944
Other investments	1,493	1,111

Total investments	$65,059	$57,494
Cash and cash equivalents	95	92
Accrued investment income	549	514
Deferred policy acquisition costs	5,676	5,432
Other assets	4,203	3,035
Separate account assets	105,607	89,071

Total assets	$181,189	$155,638

Liabilities and equity
Liabilities
Future policy benefits and claims	$59,885	$52,911
Short-term debt	—	300
Long-term debt	793	707
Other liabilities	3,433	3,104
Separate account liabilities	105,607	89,071

Total liabilities	$169,718	$146,093

Shareholder’s equity
Common stock ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Additional paid-in capital	1,718	1,718
Retained earnings	7,703	6,530
Accumulated other comprehensive income	1,308	626

Total shareholder’s equity	$10,733	$8,878
Noncontrolling interests	738	667

Total equity	$11,471	$9,545

Total liabilities and equity	$181,189	$155,638

See accompanying notes to consolidated financial statements.

4

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Equity

(in millions)	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total shareholder’s equity	Non- controlling interest	Total equity
Balance as of December 31, 2014	$4	$1,718	$4,630	$1,044	$7,396	$640	$8,036
Comprehensive income (loss):
Net income (loss)	$—	$—	$1,031	$—	$1,031	$(96)	$935
Other comprehensive (loss)	—	—	—	(677)	(677)	—	(677)

Total comprehensive income (loss)	$—	$—	$1,031	$(677)	$354	$(96)	$258
Change in noncontrolling interest	—	—	—	—	—	100	100

Balance as of December 31, 2015	$4	$1,718	$5,661	$367	$7,750	$644	$8,394

Comprehensive income (loss):
Net income (loss)	$—	$—	$869	$—	$869	$(91)	$778
Other comprehensive income	—	—	—	259	259	—	259

Total comprehensive income (loss)	$—	$—	$869	$259	$1,128	$(91)	$1,037
Change in noncontrolling interest	—	—	—	—	—	114	114

Balance as of December 31, 2016	$4	$1,718	$6,530	$626	$8,878	$667	$9,545

Comprehensive income (loss):
Net income (loss)	$—	$—	$1,405	$—	$1,405	$(96)	$1,309
Other comprehensive income	—	—	—	450	450	—	450

Total comprehensive income (loss)	$—	$—	$1,405	$450	$1,855	$(96)	$1,759
Cumulative effect of adoption of accounting principle[1]	—	—	(232)	232	—	—	—
Change in noncontrolling interest	—	—	—	—	—	167	167

Balance as of December 31, 2017	$4	$1,718	$7,703	$1,308	$10,733	$738	$11,471

[1]	Includes the reclassification of accumulated other comprehensive income on net unrealized gains on available-for-sale securities into retained earnings for the stranded tax effects resulting from the Tax Cuts and Jobs Act, as discussed in Note 2.

See accompanying notes to consolidated financial statements.

5

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

	Year ended December 31,
(in millions)	2017	2016	2015
Cash flows from operating activities
Net income	$1,309	$778	$935
Adjustments to net income:
Net realized investment (gains) losses, including other-than-temporary impairment losses	(12)	111	(82)
Interest credited to policyholder account values	1,844	1,406	1,078
Capitalization of deferred policy acquisition costs	(923)	(823)	(870)
Amortization of deferred policy acquisition costs	392	433	68
Amortization and depreciation	99	81	107
Changes in:
Future policy benefits and claims	(934)	(680)	(249)
Derivatives, net	(486)	(247)	(141)
Other, net	(319)	(77)	(63)

Net cash provided by operating activities	$970	$982	$783

Cash flows from investing activities
Proceeds from maturities of available-for-sale securities	$4,471	$3,007	$2,828
Proceeds from sales of available-for-sale securities	1,857	852	466
Purchases of available-for-sale securities	(11,648)	(8,938)	(7,106)
Proceeds from repayments and sales of mortgage loans	651	792	1,027
Issuances of mortgage loans	(1,807)	(2,163)	(2,155)
Net sales (purchases) of short-term investments	543	(1,174)	169
Collateral received, net	378	217	48
Purchase of Jefferson National Financial Corp, net of cash assumed	(186)	—	—
Other, net	(355)	(231)	(136)

Net cash used in investing activities	$(6,096)	$(7,638)	$(4,859)

Cash flows from financing activities
Net change in short-term debt	$(300)	$(100)	$(260)
Investment and universal life insurance product deposits	10,442	10,894	8,224
Investment and universal life insurance product withdrawals	(5,034)	(4,132)	(3,884)
Other, net	21	19	(14)

Net cash provided by financing activities	$5,129	$6,681	$4,066

Net increase (decrease) in cash and cash equivalents	$3	$25	$(10)
Cash and cash equivalents at beginning of year	92	67	77

Cash and cash equivalents at end of year	$95	$92	$67

See accompanying notes to consolidated financial statements.

6

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC,” or collectively with its subsidiaries, “the Company”) was incorporated in 1929 and is an Ohio-domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a majority-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed and variable individual annuities, private and public sector group retirement plans, life insurance, investment advisory services and other investment products.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouse and regional firms, pension plan administrators, life insurance agencies, specialists and registered investment advisors. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. and Nationwide Financial Network producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2017 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiary, Olentangy Reinsurance, LLC (“Olentangy”), Nationwide Investment Services Corporation (“NISC”), Nationwide Investment Advisor (“NIA”), Eagle Captive Reinsurance, LLC (“Eagle”) and Jefferson National Financial Corp (“JNF”) and its wholly-owned subsidiaries, as discussed in Note 4. NLAIC primarily offers universal life insurance, variable universal life insurance, term life insurance, corporate-owned life insurance (“COLI”) and individual annuity contracts on a non-participating basis. Olentangy is a Vermont-domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor. Eagle is an Ohio-domiciled special purpose financial captive insurance company. JNF is a distributor of tax-advantaged investing solutions for registered investment advisors, fee-based advisors and the clients they serve. See Note 4 for detailed information related to the acquisition of JNF.

As of December 31, 2017 and 2016, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact on the Company’s financial position, after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. The consolidated financial statements include wholly-owned subsidiaries and consolidated variable interest entities (“VIEs”). All intercompany transactions have been eliminated.

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates include the balance and amortization of deferred policy acquisition costs (“DAC”), legal and regulatory reserves, certain investment and derivative valuations, certain future policy benefits and claims, goodwill, provision for income taxes and valuation of net deferred tax assets. Actual results could differ significantly from those estimates.

7

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Revenues and Benefits

Investment and universal life insurance products. Investment products are long-duration contracts that do not subject the Company to significant risk arising from mortality (the incidence of death) or morbidity (the incidence of disability resulting from disease or physical impairment). These include variable and fixed deferred annuity contracts in the accumulation phase with individuals and groups, as well as certain annuities without life contingencies. Universal life insurance products include long-duration insurance contracts that do not have fixed or guaranteed terms. These include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (“BOLI”) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, net realized investment gains and losses, surrender charges and other policy charges earned and assessed against policy account balances during the period. Policy charges are assessed on a daily, monthly or annual basis and are recognized as revenue when earned. Assessments for services provided in future periods are recorded as unearned revenue and recognized as revenue over the periods benefited. Surrender charges are recognized as revenue upon surrender of a contract in accordance with contractual terms.

Traditional life insurance products. Traditional life insurance products include those products with fixed and guaranteed terms, primarily consisting of whole life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. For certain annuities with life contingencies, any excess of gross premium over the net premium is deferred and recognized with the amount of expected future benefits. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Future Policy Benefits and Claims

Investment and universal life insurance products. The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and for universal life insurance policies at the policy accrued account balance, which represents participants’ net deposits adjusted for investment performance, interest credited and applicable contract charges. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

The Company offers guarantees on variable and fixed indexed annuity products, which can include a return of no less than the total deposits made on the contract less any customer withdrawals, total deposits made on the contract less any customer withdrawals plus a minimum return, or the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees can also include benefits payable in the event of death, upon annuitization, upon periodic withdrawal or at specified dates during the accumulation period.

As part of its valuation procedures, the Company makes an assumption of the expected utilization of guarantee benefits by participants. Guarantees that include a benefit that is wholly life contingent are accounted for as insurance liabilities that accumulate over time. Guarantees that are expected to be exercised using a net settlement option are accounted for as embedded derivatives, which are required to be separated and valued apart from the host variable annuity contracts.

Guaranteed minimum death benefits (“GMDB”) and certain guaranteed living withdrawal benefits (“GLWB”) on variable annuity and fixed indexed annuity products, as well as no-lapse guarantees on universal life and variable universal life insurance products are accounted for as insurance liabilities. Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date, less the cumulative guaranteed benefit payments plus interest. The Company evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes, with a related charge or credit to benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions, including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses.

8

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Certain GLWB that are expected to net settle on variable annuity products represent embedded derivatives which are held at fair value and include the present value of attributed fees. Subsequent changes in the fair value of the embedded derivatives are recognized in results of operations as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous, unobservable assumptions including, but not limited to, mortality, lapse rates, index volatility, benefit utilization and discounting. Benefit utilization includes a wait period (the number of years the policyholder is assumed to wait prior to beginning withdrawals once eligible) and efficiency of benefit utilization (the percent of the maximum permitted withdrawal that a policyholder takes). Discounting includes liquidity and non-performance risk (the risk that the liability will not be fulfilled) and affects the fair value of the liability. The Company derives these inputs, which vary widely by product, attained age, policy duration, benefits in the money and the existence of surrender charges, from experience and industry data.

The Company offers certain indexed life insurance and annuity products for which the policyholders’ interest credits are based on market performance with caps and floors. The interest credits represent embedded derivatives within the insurance contract and therefore are required to be separated and valued apart from the host contracts. The embedded derivatives are held at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in results of operations as a component of interest credited to policyholder account values. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous unobservable assumptions including, but not limited to, mortality, lapse rates and index volatility. The assumptions used to calculate the fair value of embedded derivatives are based on actual experience and industry data and are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

Traditional life and other insurance products. The process of calculating reserve amounts for traditional life insurance products involves the use of a number of assumptions, including those related to persistency (the percentage of insurance policies remaining in-force from year to year), mortality, morbidity, interest rates and certain other expenses.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method, with a weighted average interest rate of 6.6% for the years ended December 31, 2017 and 2016 and estimates of mortality, morbidity, investment yields and persistency that were used or being experienced at the time the policies were issued, with a provision for adverse deviation.

The liability for future policy benefits for certain annuities with life contingencies was calculated using the present value of future benefits and certain expenses, discounted using weighted average interest rates of 4.8% and 4.6% for the years ended December 31, 2017 and 2016, respectively, with a provision for adverse deviation.

The Company offers certain short duration traditional insurance, consisting primarily of accident and health contracts. These short duration insurance contracts are subject to an internal modified coinsurance treaty where activity including premiums, investment income, losses paid and adjustments to reserves, dividends paid and expenses incurred are ceded from NLIC to NMIC. The Company’s reserve for short duration contracts was $70 million and $72 million as of December 31, 2017 and 2016, respectively.

Advances under FHLB funding agreements. The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law and recorded in future policy benefits and claims. The amount of collateralized funding agreements outstanding with the FHLB as of December 31, 2017 and 2016 was $2.0 billion and $2.3 billion, respectively. In connection with an FHLB requirement for funding agreements, the Company held $47 million of FHLB stock as of December 31, 2017 and 2016.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. The Company obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of the reinsurers to minimize counterparty credit risk. Such agreements do not relieve the original insurer from its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. On an ongoing basis, the Company monitors the financial condition of reinsurers. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

9

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Amounts recoverable from reinsurers are estimated in a manner consistent with future policy benefits and claims reserves. The Company reports its reinsurance recoverables net of any allowance for estimated uncollectible reinsurance recoverables, if deemed necessary. The Company’s consideration is based upon ongoing reviews of amounts outstanding, changes in reinsurer credit standings and other relevant factors.

Under the terms of contracts held with certain unaffiliated reinsurers, specified assets have been placed in trusts as collateral for the recoveries. The trust assets are invested in investment grade securities, the fair value of which must at all times be greater than or equal to 100% of the reinsured reserves, as outlined in the underlying reinsurance contracts.

Deferred Policy Acquisition Costs

The Company has deferred certain acquisition costs that are directly related to the successful acquisition of new and renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of the DAC balance depend on the type of product.

Investment and universal life insurance products. For certain investment and universal life insurance products, DAC is amortized with interest over the lives of the policies in relation to the present value of estimated gross profits, which is determined primarily from projected interest margins, policy charges and net realized investment gains and losses, less policy benefits and other expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on available-for-sale securities, with the corresponding adjustment recorded in accumulated other comprehensive income (“AOCI”). This adjustment to DAC represents the change in amortization that would have been required as a charge or credit to results of operations had such unrealized amounts been realized. DAC for investment and universal life insurance products is subject to recoverability testing in the year of policy issuance, and DAC for universal life insurance products is also subject to loss recognition testing annually.

The assumptions used in the estimation of gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual comprehensive study of assumptions. The most significant assumptions that are involved in the estimation of future gross profits include future net general and separate account investment performance, surrender/lapse rates, interest margins, renewal premiums and mortality. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary. The Company uses a reversion to the mean process to determine the assumption for the future net separate account investment performance. This process assumes different performance levels over the next three years, such that the separate account mean return, measured from the anchor date to the end of the life of the product, equals the long-term assumption. The Company’s long-term assumption for net separate account investment performance is approximately 6.25% growth per year as of December 31, 2017.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and on their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company will record an increase or decrease in DAC amortization expense, which could be significant.

Traditional life insurance products. DAC is amortized with interest over the premium-paying period of the related policies in proportion to premium revenue recognized. These assumptions are consistent with those used in the calculation of liabilities for future policy benefits at issuance. DAC is evaluated for recoverability in the year of policy issuance, and loss recognition testing is conducted annually.

Refer to Note 6 for discussion regarding DAC amortization and related balances.

Investments

Available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized gains and losses reported as a separate component of other comprehensive income, net of adjustments for DAC, future policy benefits and claims, policyholder dividend obligations and deferred federal income taxes. Realized gains and losses on sales of available-for-sale securities are recognized in income based on the specific identification method. Interest and dividend income is recognized in net investment income when earned.

As of December 31, 2017 and 2016, 99% of fixed maturity securities were priced using externally sourced data. Independent pricing services are most often utilized (85% and 86% as of December 31, 2017 and 2016, respectively), and compared to pricing from additional sources, to determine the fair value of securities for which market quotations or quotations on comparable securities are available. For these securities, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

10

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

A corporate pricing matrix is used in valuing certain corporate debt securities. The corporate pricing matrix was developed using publicly and privately available spreads for privately placed corporate securities with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular fixed maturity security to be priced using this matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular security.

Non-binding broker quotes are also utilized to determine the fair value of certain fixed maturity securities when deemed appropriate or when quotes are not available from independent pricing services or a corporate pricing matrix. These securities are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

When the collectability of contractual interest payments on fixed maturity securities is considered doubtful, such securities are placed in non-accrual status and any accrued interest is excluded from investment income. These securities are not restored to accrual status until the Company determines that future payment of principal and interest is probable.

The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total investments of the Company. Additionally, the Company may receive non-cash collateral, which would be recorded off-balance sheet. As of December 31, 2017 and 2016, the fair value of the securities received as collateral and recorded off-balance sheet is $43 million and $331 million, respectively. The Company recognizes loaned securities in available-for-sale investments. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. Net income received from securities lending activities is included in net investment income. As of December 31, 2017 and 2016, the fair value of loaned securities was $348 million and $541 million, respectively.

For investments in certain residential and commercial mortgage-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method, based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

The Company periodically reviews its available-for-sale securities to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

In assessing corporate debt securities for other-than-temporary impairment (“OTTI”), the Company evaluates the ability of the issuer to meet its debt obligations, the value of the company or specific collateral securing the debt, the Company’s intent to sell the security and whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. The Company evaluates U.S. government and agencies and obligations of states and political subdivisions securities for OTTI by examining similar characteristics.

Mortgage-backed securities are assessed for impairment using default estimates based on loan level data, where available. Where loan level data is not available, a proxy based on collateral characteristics is used. The impairment assessment considers loss severity as a function of multiple factors, including unpaid balance, interest rate, mortgage insurance ratios, assessed property value at origination, change in property value, loan-to-value (“LTV”) ratio at origination and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration of the instrument’s position in the overall structure, to determine cash flows associated with the security.

11

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Certain asset-backed securities are assessed for impairment using expected cash flows based on various inputs, including default estimates based on the underlying corporate securities, historical and forecasted loss severities or other market inputs when recovery estimates are not feasible. When the collateral is regional bank and insurance company trust preferred securities, default estimates used to estimate cash flows are based on U.S. Bank Rating service data and broker research.

The Company evaluates its intent to sell on an individual security basis. OTTI losses on securities when the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security prior to recovery of the security’s amortized cost basis are bifurcated, with the credit related portion of the impairment loss being recognized in results of operations and the non-credit related portion of the impairment loss and any subsequent changes in the fair value of those debt securities being recognized in other comprehensive income, net of applicable taxes and other offsets. To estimate the credit related portion of an impairment loss recognized in results of operations, the Company considers the present value of the cash flows. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an OTTI is recognized through results of operations.

It is possible that further declines in fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further OTTI, which could be significant.

The Company invests in fixed maturity securities that could qualify as VIEs, including corporate securities, mortgage-backed securities and asset-backed securities. The Company is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s potential loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. These mortgage loans are categorized into the following property types: office, industrial, retail, hotel, apartment and other. Mortgage loans held-for-investment are held at amortized cost less a valuation allowance for losses.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of each new mortgage loan. Third-party appraisals are obtained to support loaned amounts, as the loans are usually collateral dependent.

The collectability of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. The Company’s commercial mortgage loans are typically structured with balloon payment maturities, exposing the Company to risks associated with the borrower’s ability to make the balloon payment upon maturity of such loan or refinance the property.

Mortgage loans require a loan-specific reserve when, based on current information and events, the value of the property collateral is determined to be less than the current carrying value and it is probable that the Company will be unable to collect all amounts due pursuant to the contractual terms of the loan agreement. When management determines that a mortgage loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and either the fair value of the collateral less costs to sell or the present value of expected future cash flows, discounted at such loan’s effective interest rate. Loan-specific reserve charges are recorded in net realized investment gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized investment gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on property type, loan-to-value and loan surveillance categories. This non-specific reserve reflects management’s best estimates of probable losses inherent in the portfolio for mortgage loans without specific reserves as of the balance sheet date. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on historical loan loss experience, the composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded in net realized investment gains and losses.

Management evaluates the credit quality of individual commercial mortgage loans and the portfolio as a whole through a number of loan quality measurements, including but not limited to LTV and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the commercial mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually.

12

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest on non-accrual status mortgage loans is included in net investment income in the period collected. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or when the loan is modified. Loans are considered delinquent when contractual payments are 90 days past due.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Short-term investments. Short-term investments consist primarily of highly liquid mutual funds and government agency discount notes with maturities of twelve months or less at acquisition. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company are included in short-term investments on the consolidated balance sheets. The Company carries short-term investments at fair value.

Other investments. Other investments consist primarily of alternative investments in hedge funds, private equity funds, private and emerging market debt funds, tax credit funds and real estate partnerships accounted for under the equity method, as well as trading securities, equity securities and capital stock with the FHLB. The Company applies mark-to-market accounting to trading securities and recognizes changes in fair value in net realized investment gains and losses.

The Company holds alternative investments as described above and applies the equity method of accounting to these investments as it does not have a controlling financial interest. The Company recognizes income or losses from equity method investments in net investment income. These equity method investments are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the investment might not be recoverable. The Company’s unfunded commitments related to alternative investments were $787 million and $495 million as of December 31, 2017 and 2016, respectively. The carrying value of alternative investments was $582 million and $362 million as of December 31, 2017 and 2016, respectively.

In the normal course of business, the Company has relationships with VIEs. If the Company determines that it has a variable interest and is the primary beneficiary, it consolidates the VIE. The Company is the primary beneficiary if the Company has the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and the obligation to absorb losses or receive benefits from the entity that could be potentially significant to the VIE. This determination is based on a review of the entity’s contract and other deal-related information, such as the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and right to receive economic rewards of the entity.

Consolidated VIEs are primarily made up of tax credit funds whereby the Company serves as the managing member and has guaranteed after-tax benefits to third party investors. The Company has sold $1.7 billion and $1.5 billion in tax credit funds to unrelated third parties as of December 31, 2017 and 2016, respectively. These guaranteed after-tax benefits are provided through periods ending in 2036 and are in effect for periods of approximately 15 years each. The tax credit funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $987 million, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

13

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Net assets (controlling and noncontrolling interests) of all consolidated VIEs totaled $738 million and $667 million as of December 31, 2017 and 2016, respectively, and are included within the consolidated balance sheets primarily as other investments of $680 million, other assets of $189 million and other liabilities of $158 million as of December 31, 2017, and other investments of $614 million, other assets of $77 million and other liabilities of $67 million as of December 31, 2016. The Company’s general credit is not exposed to the creditors or beneficial interest holders of these consolidated VIEs. The results of operations and financial positions of each VIE for which the Company is the primary beneficiary, as well as the corresponding noncontrolling interests, are recorded in the consolidated financial statements. Ownership interests held by unrelated third parties in the consolidated VIEs are presented as noncontrolling interests in the equity section of the consolidated financial statements. Losses attributable to noncontrolling interests are excluded from the net income attributable to the Company on the consolidated statements of operations.

The Company is not required and does not intend to provide financial or other support outside of contractual requirements to any VIE.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, futures contracts and options. All derivative instruments are held at fair value and are reflected as other assets or liabilities in the consolidated balance sheets.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels. In cases where observable inputs are not available, the Company will utilize non-binding broker quotes to determine fair value, and these instruments are classified accordingly in the fair value hierarchy. Price movements of these broker quotes are subject to validation and require approval from the Company’s management. Management uses models to internally value the instruments for comparison to the values received through broker quotes.

For derivatives that are not designated for hedge accounting, the gain or loss on the derivative is recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for cash flow hedge accounting, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into results of operations in the same period or periods that the hedged transaction impacts results of operations. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in net realized investment gains and losses.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements, which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

14

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The Company categorizes assets and liabilities held at fair value in the consolidated balance sheets as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds, where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the period in which the change occurs.

Fair Value Option. The Company assesses the fair value option election for newly acquired assets or liabilities on a prospective basis. There are no material assets or liabilities for which the Company has elected the fair value option.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of less than three months.

Goodwill

In connection with business acquisitions, the Company recognizes goodwill as the excess of the purchase price or fair value of consideration exchanged over the fair values of tangible assets acquired, liabilities assumed and separately identified intangible assets. Goodwill is not amortized, but is evaluated for impairment at the reporting unit level annually or on an interim basis, in addition to the annual evaluation, if an event occurs or circumstances change which would more likely than not reduce the fair value of a reporting unit below its carrying amount. If a reporting unit’s fair value is less than its carrying value, the Company will calculate implied goodwill. Goodwill is impaired at the reporting unit level if its carrying value exceeds the implied value of its goodwill.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, revenues and results of operations, and the selection of comparable companies used to develop market-based assumptions. The carrying value of goodwill was $269 million and $200 million as of December 31, 2017 and 2016, respectively, and is included in other assets in the consolidated balance sheets. There were no impairments to goodwill as of December 31, 2017 and 2016. Total additions to goodwill was $69 million for the year ended December 31, 2017 and there was no addition to goodwill for the year ended December 31, 2016.

Closed Block

In connection with the sponsored demutualization of Provident Mutual Life Insurance Company (“Provident”) prior to its acquisition by the Company, Provident established a closed block for the benefit of certain classes of individual participating policies that had a dividend scale payable in 2001. Assets were allocated to the closed block in an amount that produces cash flows which, together with anticipated revenues from closed block business, is reasonably expected to be sufficient to provide for (1) payment of policy benefits, specified expenses and taxes, and (2) the continuation of dividends throughout the life of the Provident policies included in the closed block based upon the dividend scales payable for 2001, if the experience underlying such dividend scales continues.

Assets allocated to the closed block benefit only the holders of the policies included in the closed block and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without the approval of the Pennsylvania Insurance Department and the Ohio Department of Insurance (“ODI”). The closed block will remain in effect as long as any policy in the closed block is in force.

15

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will increase. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from the Company’s assets outside of the closed block, which are general account assets.

The assets and liabilities allocated to the closed block are recorded in the Company’s consolidated financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date Provident was acquired by the Company represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income, for the benefit of stockholders, over the period the policies in the closed block remain in force.

If actual cumulative earnings exceed expected cumulative earnings, the expected earnings are recognized in income. This is because the excess actual cumulative earnings over expected cumulative earnings, which represents undistributed accumulated earnings attributable to policyholders, is recorded as a policyholder dividend obligation. Therefore, the excess will be paid to closed block policyholders as an additional policyholder dividend expense in the future, unless it is otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized gains and losses on investments held outside of the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies. See Note 11 for further disclosure.

Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. In the separate account, investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. Separate account assets are recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value (“NAV”). Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets.

Federal Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized. Interest expense and any associated penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) are recorded as income tax expenses.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the consolidated financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as the lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

16

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

On December 22, 2017, the Tax Cuts and Jobs Act (“the Act”) was signed into law and is effective January 1, 2018. Impacts to the Company include a reduction in the corporate tax rate from 35% to 21%, repeal of the corporate alternative minimum tax (“AMT”) and other changes to the corporate tax rules. Upon the enactment of these tax law changes, the Company remeasured deferred tax assets and liabilities and assessed its investment portfolio for impairment. As a result of the Act, the Company recognized $530 million of federal income tax benefit and immaterial net realized investment loss in the statement of operations for the year ended December 31, 2017. Additional provisions of the Act will apply to taxable years beginning after December 31, 2017, but were not effective as of the enactment date. Certain of these provisions, which include a reduced dividends received deduction, may adversely affect the Company’s future effective tax rate, taxable income and income tax expense.

Under the Act, the Company can continue to use AMT credit carryforwards to offset tax liability. To the extent that AMT credit carryovers exceed tax liabilities, 50% of the excess AMT credit carryovers are refundable prior to 2021. Any remaining AMT credits will be fully refundable in 2021. As a result, the Company has reclassified $253 million of AMT credit carryforwards, net of government fees of $11 million, as an income tax receivable.

The valuation of deferred tax assets and liabilities related to life insurance reserves based on changes in the Act reflects the Company’s best estimates and assumptions at this time. The Company is in the process of finalizing inputs to these valuations, which includes further analysis on estimates within life insurance reserves; thus, the provisional measurements of deferred tax assets and liabilities are subject to change. These valuations will be finalized in 2018. The Company has recorded $134 million of provisional amounts in both deferred tax assets and deferred tax liabilities. There is no impact to net deferred tax liabilities.

Refer to Note 7 and Note 14 for additional discussion on the impact of the Act on the Company’s investments and federal income taxes, respectively.

The Company files with the NMIC consolidated federal income tax return.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% of the Company’s life insurance in force in 2017, 2016 and 2015 and 31% of the number of life insurance policies in force in 2017 (33% in 2016 and 35% in 2015). The provision for policyholder dividends was based on the respective year’s dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

Subsequent Events

The Company evaluated subsequent events through February 28, 2018, the date the consolidated financial statements were issued.

(3)	Recently Issued Accounting Standards

Adopted Accounting Standards

On January 1, 2017, the Company adopted ASU 2015-09, Financial Services- Insurance: Disclosures about Short-Duration Contracts, which amends ASC 944, Financial Services-Insurance, on short duration insurance contracts. This guidance requires additional disclosures of disaggregated incurred and paid claims development information, as well as any significant changes in methodologies or assumptions and claims frequency. The adoption of this guidance had no material impact on the Company’s consolidated financial statements.

On January 1, 2017, the Company adopted ASU 2016-05, Derivatives and Hedging: Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. The update clarifies that a change in the hedging derivative’s counterparty does not by itself trigger de-designation of a hedging relationship, provided that all other hedge accounting criteria continue to be met. The adoption of this guidance had no material impact on the Company’s consolidated financial statements.

On January 1, 2017, the Company adopted ASU 2016-06, Derivatives and Hedging: Contingent Put and Call Options in Debt Instruments. The update clarifies that in assessing whether an embedded contingent put or call option is clearly and closely related to the debt host, an entity is required to perform only the four-step decision sequence as amended by the ASU. Consequently, the Company does not have to separately assess whether the event that triggers its ability to exercise the contingent option is itself indexed only to interest rates or credit risk. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

17

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

On January 1, 2017, the Company adopted ASU 2016-07, Equity Method and Joint Ventures: Simplifying the Transition to the Equity Method of Accounting. The update simplifies the equity method of accounting by eliminating the requirement to retrospectively apply the equity method to an investment that subsequently qualified for such accounting as a result of an increase in the level of ownership interest or degree of influence. Consequently, when an investment qualifies for the equity method, the cost of acquiring the additional interest in the investee is added to the current basis of the investor’s previously held interest, and the equity method is applied subsequently from the date on which the investor obtains the ability to exercise significant influence over the investee. Unrealized holding gains or losses in AOCI related to an available-for-sale security that becomes eligible for the equity method are recognized in earnings as of the date on which the investment qualifies for the equity method. The adoption of this guidance had no material impact on the Company’s consolidated financial statements.

On January 1, 2017, the Company adopted ASU 2016-17, Interests Held through Related Parties That Are under Common Control. The update amends existing GAAP consolidations guidance by requiring a reporting entity to evaluate its indirect economic interest in a VIE held through a related party under common control on a proportionate basis. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On February 14, 2018, the FASB issued ASU 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which allows for the option to reclassify the stranded tax effects resulting from the Act from AOCI to retained earnings. The Company early adopted this guidance by applying a cumulative effect adjustment to the consolidated balance sheet, effective December 31, 2017. This resulted in an increase in AOCI of $232 million and a decrease in retained earnings of $232 million.

Pending Accounting Standards

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. The amended guidance develops a single standard to recognize revenue when the identified performance obligation is satisfied. In August 2015, the FASB issued ASU 2015-14, Deferral of the Effective Date, which deferred the effective date of ASU 2014-09 by one year for all entities. In March, April and May 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net), ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licenses, and ASU 2016-12, Revenue from Contracts with Customers: Narrow Scope Improvements and Practical Expedients, respectively. These amendments clarify guidance on transition, collectability, noncash consideration and the presentation of sales taxes and other similar taxes. In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. The amended guidance provides clarification and correction of unintended application of ASU 2014-09, Revenue from Contracts with Customers. The Company will adopt ASU 2014-09, 2016-08, 2016-10, 2016-12 and 2016-20 for annual periods beginning January 1, 2018. Adoption of the above guidance will not have a material impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Liabilities. The amended guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The Company will adopt the ASU for annual periods beginning January 1, 2018. The adoption of this guidance will not have a material impact on the Company’s consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases Section A – Leases. The amended guidance introduces a new standard on leases that requires recognition of assets and liabilities arising from all leasing arrangements on the balance sheet. The Company will adopt the ASU for annual periods beginning January 1, 2019. The adoption of this guidance will not have a material impact on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments. The guidance introduces a new approach for recognizing credit losses on financial instruments based on an estimate of current expected credit losses. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The Company will adopt the ASU for annual periods beginning January 1, 2020. The Company is currently in the process of determining the impact of adoption.

18

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force). The amended guidance clarifies how certain transactions should be classified in the statement of cash flows. The Company will adopt the ASU for annual periods beginning January 1, 2018. The adoption of this guidance will not have a material impact on the Company’s consolidated financial statements.

In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities. The amendments expand hedge accounting for nonfinancial and financial risk components and revise the measurement methodologies to better align with an organization’s risk management activities. In addition, the amendments reduce complexity by simplifying the manner in which assessments of hedge effectiveness may be performed. The guidance is effective for interim and annual periods beginning after December 15, 2018 and should be applied on a modified retrospective basis. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its consolidated results of operations and financial condition.

(4)	Business Combinations

On March 1, 2017 (“acquisition date”), the Company completed its acquisition of JNF. The Company acquired 100% of the stock of JNF for a total consideration of $201 million in cash. As a result of the acquisition, JNF and its subsidiaries became wholly-owned subsidiaries of Nationwide. JNF, based in Louisville, Kentucky, is a distributor of tax-advantaged investing solutions for registered investment advisors, fee-based advisors and the clients they serve. JNF’s wholly-owned subsidiaries include Jefferson National Life Insurance Company (“JNL”), Jefferson National Life Insurance Company of New York (“JNLNY”) and Jefferson National Securities Corporation (“JNSC”). JNL and JNLNY are licensed to underwrite both fixed and variable annuity products. JNSC is a registered broker-dealer.

The following table summarizes the consideration paid for JNF and the fair values of the assets acquired and liabilities assumed as of the acquisition date:

(in millions)
Assets
Total investments	$512
Cash and cash equivalents	15
Accrued investment income	4
Reinsurance recoverables, net of allowance[1]	487
Goodwill[1]	69
Other intangibles[1,2]	80
Other assets	6
Separate account assets	4,349

Total assets acquired	$5,522

Liabilities
Future policy benefits and claims	$696
Long-term debt	95
Other liabilities	181
Separate account liabilities	4,349

Total liabilities assumed	$5,321

Total consideration	$201

1	Included in other assets in the consolidated balance sheets.
2	Primarily includes valuation of business acquired.

As a result of the JNF acquisition, the Company recorded goodwill representing the excess of the fair value of consideration exchanged over the fair value of tangible assets acquired, liabilities assumed and separately identified intangible assets.

The determination of fair value of the assets acquired, liabilities assumed and purchase consideration reflects the

Company’s best estimates and assumptions. The Company is in the process of finalizing valuations of certain intangible assets as integration efforts of JNF are not yet completed; thus, the provisional measurements of intangible assets and goodwill are subject to change.

19

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table presents unaudited financial information regarding JNF operations included in the Company’s consolidated statements of operations from the acquisition date to the period ending December 31, 2017. The following table also presents unaudited pro forma information as if JNF had been included in the consolidated results of the Company for the entire years ended December 31, 2017, 2016 and 2015. The pro forma information combines the historical consolidated results of the Company and JNF for the periods presented.

	Actual from acquisition date through	Pro forma for twelve months ended December 31,
(in millions)	December 31, 2017	2017	2016	2015
Revenue	$26	$5,619	$5,072	$5,113
Net Income (Loss)	(6)	1,310	783	935

20

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(5)	Certain Long-Duration Contracts

Variable Annuity Contracts

The Company provides various forms of guarantees to benefit the related contractholders of variable annuity contracts issued through general and separate accounts. The primary guarantee types include GMDB and GLWB.

The GMDB, offered on variable annuity contracts, provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it by having the death benefit paid into the contract and having a second death benefit paid upon the survivor’s death.

The GLWB, primarily offered in the Company’s Lifetime Income products, are living benefits that provide for enhanced retirement income security without the liquidity loss associated with annuitization. The withdrawal rates vary based on the age when withdrawals begin and are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a feature driven by minimum return and contract duration.

Other guarantee types the Company previously offered include guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income benefits (“GMIB”). The GMAB is a living benefit that provides the contractholder with a guaranteed return of deposits, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years). The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization stream of income. The separate account value subject to GMAB was $291 million and $359 million for the years ended December 31, 2017 and December 31, 2016, respectively. The net amount at risk, general account value and reserve balances for GMAB were immaterial as of December 31, 2017 and 2016. The separate account value subject to GMIB was $355 million and $347 million for the years ended December 31, 2017 and December 31, 2016, respectively. The general account value subject to GMIB was $46 million and $47 million as of December 31, 2017 and 2016, respectively. The net amount at risk and reserve balances for GMIB were immaterial as of December 31, 2017 and 2016. Paid claims for GMAB and GMIB were immaterial for the years ended December 31, 2017 and 2016.

The following table summarizes information regarding variable annuity contracts with GMDB and GLWB invested in general and separate accounts, as of the dates indicated (a contract may contain multiple guarantees):

	December 31, 2017				December 31, 2016
(in millions)	General account value	Separate account value	Net amount at risk[1]	Average age[2]	General account value	Separate account value	Net amount at risk[1]	Average age[2]
Contracts with GMDB:
Return of net deposits	$842	$32,313	$16	67	$922	$27,459	$76	66
Minimum return or anniversary contract value	1,764	33,337	347	71	1,813	31,380	555	71

Total contracts with GMDB	$2,606	$65,650	$363	69	$2,735	$58,839	$631	69

Contracts with GLWB:
Minimum return or anniversary contract value	$84	$39,183	$104	68	$149	$34,974	$166	67

1	Net amount at risk is calculated on a policy-level basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
2	Represents the weighted average attained age of contractholders at the respective date.

The following table summarizes the reserve balances for the primary guarantees on variable annuity contracts, as of the dates indicated:

	December 31,
(in millions)	2017	2016
GMDB	$164	$170
GLWB	$300	$297

21

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

During 2017, the Company recognized an increase in the liability for future policy benefits and claims in conjunction with the annual comprehensive review of assumptions for guarantees on variable annuity contracts, primarily related to the Company’s assumptions related to expected policyholder behavior. For the year ended December 31, 2017, the updated assumptions resulted in an increase to life insurance benefits and claims of $32 million and lower amortization of DAC of $10 million.

During 2016, the Company recognized an increase in the liability for future policy benefits and claims in conjunction with the annual comprehensive review of assumptions for guarantees on variable annuity contracts, primarily related to the Company’s assumptions related to lapses, mortality, interest rates and market rates of return. For the year ended December 31, 2016, the updated assumptions resulted in an increase to life insurance benefits and claims of $62 million and lower amortization of DAC of $21 million.

During 2015, the Company recognized a net decrease in the liability for future policy benefits and claims in conjunction with the annual comprehensive review of assumptions, primarily related to the Company’s assumptions of participant benefit utilization of the net settlement option within the GLWB. The Company updated its estimate to reduce expected utilization of the net settlement option. For the year ended December 31, 2015, the change in estimate resulted in net realized investment gains of $187 million, an increase to life insurance benefits and claims of $164 million and lower amortization of DAC of $28 million.

Paid claims for GMDB were $14 million and $36 million for the years ended December 31, 2017 and 2016, respectively. Paid claims for GLWB were immaterial for the years ended December 31, 2017 and 2016.

The following table summarizes the account balances of deferred variable annuity contracts with guarantees invested in separate accounts, as of the dates indicated:

	December 31,
(in millions)	2017	2016
Mutual funds:
Bond	$7,167	$5,986
Domestic equity	53,617	48,824
International equity	3,874	3,010

Total mutual funds	$64,658	$57,820
Money market funds	992	1,019

Total[1]	$65,650	$58,839

1	Excludes $40.0 billion and $30.2 billion as of December 31, 2017 and 2016, respectively, of separate account assets not related to deferred variable annuity contracts with guarantees, primarily attributable to retirement plan, variable universal life and COLI products.

Fixed Indexed Annuity Contracts

The Company offers fixed indexed annuity products with an enhanced GMDB and GLWB. As of December 31, 2017 and 2016, the fixed indexed annuity general account value was $9.8 billion and $5.3 billion, respectively. This includes $351 million and $230 million of general account value relating to contracts with the enhanced GMDB and $3.7 billion and $2.5 billion of general account value relating to contracts with GLWB as of December 31, 2017 and 2016, respectively. These enhanced GMDB reserves were immaterial and GLWB reserves were $31 million and $19 million as of December 31, 2017 and 2016, respectively. The net amount at risk for these guarantees was immaterial as of December 31, 2017 and 2016. Paid claims on contracts with these guarantees were immaterial for the years ended December 31, 2017 and 2016.

The Company conducts an annual comprehensive review of assumptions for fixed indexed annuity guarantees. For the years ended December 31, 2017, 2016 and 2015, the updated assumptions resulted in an immaterial change to life insurance benefits and claims and amortization of DAC.

Universal and Variable Universal Life Insurance Contracts

The Company offers certain universal and variable universal life insurance products with no-lapse guarantees. These no-lapse guarantees provide that a policy will not lapse so long as the policyholder makes minimum premium payments. The reserve balances on these guarantees were $915 million and $710 million as of December 31, 2017 and 2016, respectively. Paid claims on these guarantees were immaterial for the years ended December 31, 2017 and 2016.

22

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

During 2017, the Company recognized an increase in the liability for future policy benefits and claims in conjunction with the annual comprehensive review of assumptions for universal and variable universal life insurance contracts with no-lapse guarantees, primarily related to the Company’s assumptions related to expected policyholder renewal premiums. For the year ended December 31, 2017, the updated assumptions resulted in an increase to life insurance benefits and claims of $42 million and lower amortization of DAC and other related balances of $22 million.

During 2016, the Company recognized an increase in the liability for future policy benefits and claims in conjunction with the annual comprehensive review of assumptions for the no-lapse guarantees, primarily related to the Company’s assumptions related to lapses, mortality and economic scenario expectations. For the year ended December 31, 2016, the updated assumptions resulted in an increase to life insurance benefits and claims of $21 million and lower amortization of DAC and other related balances of $9 million.

During 2015, the Company completed its annual comprehensive review of assumptions for universal and variable universal life insurance contracts with no-lapse guarantees. For the year ended December 31, 2015, the updated assumptions resulted in an immaterial change to life insurance benefits and claims and amortization of DAC and other related balances.

The following table summarizes information regarding universal and variable universal life insurance contracts with no-lapse guarantees invested in general and separate accounts, as of the dates indicated:

(in millions)	General account value	Separate account value	Adjusted insurance in force[1]	Average age[2]
December 31, 2017	$3,637	$2,350	$61,489	51
December 31, 2016	$2,991	$2,117	$55,053	51

1	The adjusted insurance in force is calculated on a policy-level basis and equals the respective guaranteed death benefit less the account value and reinsurance.
2	Represents the weighted average attained age of contractholders at the respective date.

(6)	Deferred Policy Acquisition Costs

The following table summarizes changes in the DAC balance, as of the dates indicated:

	December 31,
(in millions)	2017	2016	2015
Balance at beginning of year	$5,432	$5,200	$4,063
Capitalization of DAC	923	823	870
Amortization of DAC, excluding unlocks	(461)	(412)	(326)
Amortization of DAC related to unlocks	69	(21)	258
Adjustments to DAC related to unrealized gains and losses on available- for-sale securities	(287)	(158)	335

Balance at end of year	$5,676	$5,432	$5,200

During 2017, the Company conducted its annual comprehensive review of model assumptions related to financial services operations used to project DAC and other related balances, including valuation of business acquired (“VOBA”) and unearned revenue reserves. As part of this review, the Company recognized a decrease in amortization for DAC of $69 million and a decrease in amortization for other related balances of $13 million. The updated assumptions were primarily related to favorable market rates of return and changes to expected future mortality. This was partially offset by updated assumptions for expected policyholder renewal premiums, persistency and lapse rates.

During 2016, the Company recognized an increase in amortization for DAC of $21 million and a decrease in amortization for other related balances of $75 million. The updated assumptions were primarily related to a decrease in expected lapse rates and mortality performance. This was partially offset by updated assumptions for persistency, interest rates and market rates of return.

During 2015, the Company recognized a decrease in amortization for DAC of $258 million and decrease in amortization for other related balances of $21 million. The updated assumptions were primarily related to revisions made to the Company’s economic hedging strategies in conjunction with the change in estimate to reduce expected utilization of the net settlement option, as well as a decrease in the expected lapse rates for certain variable annuity products.

23

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(7)	Investments

Available-for-Sale Securities

The following table summarizes the amortized cost, unrealized gains and losses and fair value of available-for-sale securities, as of the dates indicated:

(in millions)	Amortized cost	Unrealized gains	Unrealized losses	Fair value
December 31, 2017
Fixed maturity securities:
U.S. government and agencies	$358	$39	$1	$396
Obligations of states, political subdivisions and foreign governments	3,433	414	2	3,845
Corporate securities	37,643	2,018	220	39,441
Residential mortgage-backed securities	2,788	107	23	2,872
Commercial mortgage-backed securities	1,154	13	6	1,161
Asset-backed securities	2,466	44	24	2,486

Total fixed maturity securities	$47,842	$2,635	$276	$50,201
Equity securities	73	10	4	79

Total available-for-sale securities	$47,915	$2,645	$280	$50,280

December 31, 2016
Fixed maturity securities:
U.S. government and agencies	$596	$49	$—	$645
Obligations of states, political subdivisions and foreign governments	2,454	265	23	2,696
Corporate securities	33,086	1,276	497	33,865
Residential mortgage-backed securities	3,161	126	39	3,248
Commercial mortgage-backed securities	1,260	23	4	1,279
Asset-backed securities	1,967	30	40	1,957

Total fixed maturity securities	$42,524	$1,769	$603	$43,690
Equity securities	2	8	—	10

Total available-for-sale securities	$42,526	$1,777	$603	$43,700

The fair value of the Company’s available-for-sale securities may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. The Company believes the unrealized losses on these available-for-sale securities represent temporary fluctuations in economic factors that are not indicative of OTTI. The Company has the ability and intent to hold equity securities until anticipated recovery and does not have the intent to sell, nor is it more likely than not that it will be required to sell, fixed maturity securities in an unrealized loss position.

24

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table summarizes the amortized cost and fair value of fixed maturity securities, by contractual maturity, as of December 31, 2017. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Amortized cost	Fair value
Fixed maturity securities:
Due in one year or less	$1,391	$1,408
Due after one year through five years	11,337	11,762
Due after five years through ten years	14,300	14,642
Due after ten years	14,406	15,870

Subtotal	$41,434	$43,682
Residential mortgage-backed securities	2,788	2,872
Commercial mortgage-backed securities	1,154	1,161
Asset-backed securities	2,466	2,486

Total fixed maturity securities	$47,842	$50,201

The following table summarizes the components of net unrealized gains and losses, as of the dates indicated:

	December 31,
(in millions)	2017	2016
Net unrealized gains on available-for-sale securities, before adjustments and taxes[1]	$2,365	$1,174
Adjustment to DAC	(478)	(191)
Adjustment to future policy benefits and claims	(103)	(68)
Adjustment to policyholder dividend obligation	(88)	(74)
Deferred federal income tax expense	(593)	(288)
Cumulative effect of adoption of accounting principle[2]	232	—

Net unrealized gains on available-for-sale securities	$1,335	$553

1	Includes net unrealized gains of $38 million and $1 million as of December 31, 2017 and 2016, respectively, related to the non-credit portion of other-than-temporarily impaired securities.
2	Represents impact of reclassifying AOCI related to available-for-sale securities into retained earnings for the stranded tax effects resulting from the Act, as discussed in Note 2.

The following table summarizes the change in net unrealized gains and losses reported in AOCI, for the years ended:

	December 31,
(in millions)	2017	2016
Balance at beginning of year	$553	$316
Unrealized gains arising during the year:
Net unrealized gains on available-for-sale securities before adjustments	1,191	499
Non-credit impairments and subsequent changes in fair value of impaired debt securities	37	21
Net adjustment to DAC and other expense	(287)	(158)
Net adjustment to future policy benefits and claims	(35)	(52)
Net adjustment to policyholder dividend obligations	(14)	(7)
Related federal income tax expense	(318)	(109)

Unrealized gains on available-for-sale securities	$574	$194
Less: Reclassification adjustment for net realized gains (losses) and credit related OTTI on available-for-sale securities, net of tax (expense) benefit ($(13) and $23 as of December 31, 2017 and 2016, respectively)	24	(43)

Increase in net unrealized gains on available-for-sale securities	$550	$237

Cumulative effect of adoption of accounting principle	232	—

Balance at end of year	$1,335	$553

25

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table summarizes, by asset class, available-for-sale securities, in an unrealized loss position based on the amount of time each type of security has been in an unrealized loss position, as well as the related fair value, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Unrealized losses[1]
December 31, 2017
Fixed maturity securities:
Corporate securities	$3,363	$37	$4,058	$183	$220
Residential mortgage-backed securities	370	3	433	20	23
Asset-backed securities	254	1	82	23	24
Other	437	3	238	6	9

Total fixed maturity securities	4,424	44	4,811	232	276
Equity securities	12	2	30	2	4

Total[2]	$4,436	$46	$4,841	$234	$280

December 31, 2016
Fixed maturity securities:
Corporate securities	$8,762	$320	$1,498	$177	$497
Residential mortgage-backed securities	303	6	397	33	39
Asset-backed securities	327	1	365	39	40
Other	716	21	94	6	27

Total fixed maturity securities	10,108	348	2,354	255	603
Equity securities	—	—	—	—	—

Total[2]	$10,108	$348	$2,354	$255	$603

1	As of December 31, 2017 and 2016, there were $67 million and $118 million, respectively, of unrealized losses related to available-for-sale securities with a fair value to amortized cost ratio of less than 80%.
2	Represents 775 and 946 available-for-sale securities in an unrealized loss position as of December 31, 2017 and 2016, respectively.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2017	2016
Amortized cost:
Loans with non-specific reserves	$10,963	$9,775
Loans with specific reserves[1]	—	17

Total amortized cost	$10,963	$9,792

Valuation allowance:
Non-specific reserves	$34	$28
Specific reserves	—	4

Total valuation allowance[2]	$34	$32

Mortgage loans, net of allowance	$10,929	$9,760

1	Interest income recognized on mortgage loans with a specific reserve was immaterial for the years ended December 31, 2017, 2016 and 2015. The average recorded investment was $8.5 million, $18 million and $14 million for the years ended December 31, 2017, 2016 and 2015, respectively.
2	Changes in the valuation allowance are due to current period provisions and recoveries. These changes for the years ended December 31, 2017, 2016 and 2015 were immaterial.

As of December 31, 2017 and 2016, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio. The Company had no mortgage loans 90 days or more past due and still accruing interest.

26

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table summarizes the LTV and DSC ratios of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than 1.00	Total
December 31, 2017
Apartment	$4,102	$102	$4,204	$4,181	$23	$4,204
Industrial	1,573	10	1,583	1,582	1	1,583
Office	1,752	—	1,752	1,738	14	1,752
Retail	2,995	4	2,999	2,996	3	2,999
Other	425	—	425	425	—	425

Total	$10,847	$116	$10,963	$10,922	$41	$10,963

Weighted average DSC ratio	2.06	1.31	2.05	n/a	n/a	n/a

Weighted average LTV ratio	n/a	n/a	n/a	59%	81%	59%

December 31, 2016
Apartment	$3,503	$11	$3,514	$3,514	$—	$3,514
Industrial	1,459	14	1,473	1,439	34	1,473
Office	1,570	3	1,573	1,539	34	1,573
Retail	2,850	30	2,880	2,866	14	2,880
Other	352	—	352	352	—	352

Total	$9,734	$58	$9,792	$9,710	$82	$9,792

Weighted average DSC ratio	2.05	1.26	2.04	n/a	n/a	n/a

Weighted average LTV ratio	n/a	n/a	n/a	58%	74%	59%

Available-For-Sale Securities on Deposit, Held in Trust and Pledged as Collateral

Available-for-sale securities with a carrying value of $10 million were on deposit with various regulatory agencies as required by law as of December 31, 2017 and 2016. Available-for-sale securities with a carrying value of $88 million and $260 million were pledged as collateral to secure funding agreements as of December 31, 2017 and 2016, respectively. These securities are primarily included in fixed maturity securities in the consolidated balance sheets.

Net Investment Income

The following table summarizes net investment income, by investment type, for the years ended:

	December 31,
(in millions)	2017	2016	2015
Fixed maturity securities, available-for-sale	$1,982	$1,781	$1,646
Mortgage loans	450	407	390
Alternative investments	23	8	3
Policy loans	41	52	51
Other	27	21	12

Gross investment income	$2,523	$2,269	$2,102
Tax credit fund losses[1]	44	68	59
Investment expenses	65	62	61

Net investment income	$2,414	$2,139	$1,982

1	Represents losses on tax credit funds accounted for under the equity method of accounting. Tax benefits on these tax credit funds are recorded in federal income tax benefit.

27

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Net Realized Investment Gains and Losses, Including Other-Than-Temporary Impairments

The following table summarizes net realized investment gains and losses, including OTTI, by source, for the years ended:

	December 31,
(in millions)	2017	2016	2015
Realized gains on sales[1]	$53	$50	$15
Realized losses on sales[1]	(16)	(90)	(41)
Net realized derivative losses	(9)	(42)	120
Valuation losses and other	(5)	(3)	(11)
OTTI losses[2,3]	(11)	(26)	(1)

Net realized investment gains (losses)	$12	$(111)	$82

1	Gross gains of $52 million, $49 million and $11 million and gross losses of $11 million, $89 million and $36 million were realized on sales of available-for-sale securities during the years ended December 31, 2017, 2016 and 2015, respectively.
2	OTTI on fixed maturity securities excludes $4 million, $6 million and $2 million of non-credit losses included in other comprehensive income for the years ended December 31, 2017, 2016 and 2015, respectively.
3	Includes impairments on alternative investment tax credit funds due to corporate tax rate reductions set forth in the Act during the year ended December 31, 2017.

The following table summarizes the cumulative credit losses, for the years ended:

	December 31,
(in millions)	2017	2016	2015
Cumulative credit losses at beginning of year[1]	$(195)	$(224)	$(254)
New credit losses	(3)	(22)	(1)
Incremental credit losses	(2)	—	—
Losses related to securities included in the beginning balance sold or paid down during the period	30	51	31

Cumulative credit losses at end of year[1]	$(170)	$(195)	$(224)

1	Cumulative credit losses are defined as amounts related to the Company’s credit portion of the OTTI losses on debt securities that the Company does not intend to sell and that it is not more likely than not the Company will be required to sell prior to recovery of the amortized cost basis.

28

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(8)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose the Company to interest rate risk arising from mismatches between assets and liabilities. The Company uses interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa. In addition, prior to expiry in June 2015, the Company engaged in an interest rate swap program, which was structured to provide an offset against the negative impact of higher interest rates on the Company’s statutory surplus position and to mitigate the negative impact of lower interest rates on certain guarantees related to variable annuity contracts.

Equity market risk management. The Company issues a variety of insurance products and annuity products with guarantees or indexed crediting features that expose the Company to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures, options and total return swaps.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. To mitigate this risk, the Company uses cross-currency swaps, which are included in derivatives designated and qualifying as hedging instruments in the following tables. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating these risks, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2017 and 2016, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

29

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	December 31, 2017				December 31, 2016
	Derivative assets		Derivative liabilities		Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional	Fair value	Notional[1]	Fair value	Notional[1]
Derivatives designated and qualifying as hedging instruments	$60	$654	$93	$1,127	$128	$942	$11	$288
Derivatives not designated as hedging instruments:
Interest rate contracts	$25	$2,131	$73	$2,336	$75	$2,078	$110	$1,681
Equity contracts	1,070	15,738	—	2,081	633	10,821	—	1,246
Other derivative contracts	—	—	12	2	—	—	2	2

Derivatives (gross)	$1,155	$18,523	$178	$5,546	$836	$13,841	$123	$3,217

Accrued interest	9		6		10		11
Subject to master netting agreements	(62)		(62)		(71)		(71)

Derivatives (net)	$1,102		$122		$775		$63

Cash collateral (received)/pledged[2]	(998)		106		(660)		29
Securities (received)/pledged[2,3]	(101)		—		(89)		30

Uncollateralized position	$3		$16		$26		$4

1	Prior period balances updated to conform to current period presentation that aligns with regulatory changes and also include all derivatives cleared through an exchange.
2	Excludes initial margin posted on derivatives of $114 million and $146 million as of December 31, 2017 and 2016, respectively.
3	Securities received as collateral are recorded off-balance sheet.

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

	December 31,
(in millions)	2017	2016	2015
Derivatives not designated as hedging instruments:
Interest rate contracts	$(9)	$13	$(141)
Equity contracts	(25)	(81)	(257)
Total return swaps	—	—	(44)
Other derivative contracts	2	8	(6)
Net interest settlements	(9)	(2)	32

Total derivative losses[1]	$(41)	$(62)	$(416)
Change in embedded derivative liabilities and related fees[2]	32	20	536

Net realized derivative (losses) gains	$(9)	$(42)	$120

1	Included in total derivative losses are economic hedging losses of $2 million, $2 million and $402 million related to the guaranteed benefit annuity programs for the years ended December 31, 2017, 2016 and 2015, respectively. Included in total derivative losses for the year ended 2015 are economic hedging gains of $52 million related to the program that protected against the negative impact of higher interest rates on the Company’s statutory surplus position through expiry.
2	The annual comprehensive review of model assumptions for the individual variable annuity business produced an immaterial impact for the years ended December 31, 2017 and 2016. The annual review produced a favorable impact for the year ended December 31, 2015, attributable to the change in estimate to reduce expected utilization of the net settlement option.

30

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(9)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2017:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$395	$—	$1	$396
Obligations of states, political subdivisions and foreign governments	60	3,780	5	3,845
Corporate securities	—	38,529	912	39,441
Residential mortgage-backed securities	1,190	1,682	—	2,872
Commercial mortgage-backed securities	—	1,161	—	1,161
Asset-backed securities	—	2,342	144	2,486

Total fixed maturity securities, available-for-sale, at fair value	$1,645	$47,494	$1,062	$50,201
Other investments at fair value	401	1,157	14	1,572

Investments at fair value	$2,046	$48,651	$1,076	$51,773

Derivative instruments - assets	—	85	1,070	1,155
Separate account assets[1]	103,532	1,365	61	104,958

Assets at fair value	$105,578	$50,101	$2,207	$157,886

Liabilities
Future policy benefits and claims[2]	$—	$—	$984	$984
Derivative instruments - liabilities	—	166	12	178

Liabilities at fair value	$—	$166	$996	$1,162

1	Excludes $649 million of separate account assets that use net asset value (“NAV”) as a practical expedient to estimate fair value.
2	Amount primarily represents the fair value of interest credits associated with certain indexed life and annuity products.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2017:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2016	$1,421	$1	$633	$65	$2,120	$348
Net gains (losses)
In operations[1]	4	(1)	307	(4)	306	(648)
In other comprehensive income	63	—	—	—	63	—
Purchases	74	17	239	—	330	—
Sales	(176)	(3)	(109)	—	(288)	—
Transfers into Level 3	91	—	—	—	91	—
Transfers out of Level 3	(415)	—	—	—	(415)	—

Balance as of December 31, 2017	$1,062	$14	$1,070	$61	$2,207	$996

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized losses on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized (losses) gains included in operations on assets and liabilities still held at the end of the year was $(638) million for future policy benefits and claims, $264 million for derivative assets, $(10) million for derivative liabilities and $(1) million for other investments at fair value.
2	Non-binding broker quotes were utilized to determine a fair value of $721 million of the total fixed maturity securities as of December 31, 2017.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

Transfers into and out of Level 3 during the year ended December 31, 2017 are primarily due to the change in observability of pricing inputs used for certain corporate securities. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

31

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Living Benefit Guarantees

The following table summarizes significant unobservable inputs used for fair value measurements for living benefits liabilities, included in future policy benefits and claims and classified as Level 3 as of December 31, 2017:

Unobservable Inputs	Range
Mortality	0.1% - 10%[2]
Lapse	0% - 35%[3]
Wait period	0 yrs - 30 yrs[5]
Efficiency of benefit utilization[1]	60% - 100%[6]
Discount rate[4]	See note 4 below
Index volatility	15% - 25%

1	The unobservable input is not applicable to GMABs.
2	Represents the mortality for the majority of business with living benefits, with policyholder issue ages ranging from 45 to 85.
3	Certain scenarios could drive dynamic lapses outside of the specified range. The range shown represents lapses for the vast majority of scenarios.
4	Incorporates the liquidity and non-performance risk adjustment. The liquidity spread takes into consideration market observables for spreads in illiquid assets. The non-performance risk adjustment reflects an additional spread over LIBOR, determined by market observables for similarly rated public bonds.
5	A portion of the contractholders could never use the benefit, which would extend the range to an indeterminate period.
6	A portion of the contractholders could withdraw more than the benefit guarantee allows. For these policies, the excess withdrawals are assumed to be temporary before reverting back to 100% utilization.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the living benefits liability:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, benefit in-the-moneyness, tax status (i.e. qualified or non-qualified), interest rate levels, short-term equity market performance, partial withdrawal behavior and applicable surrender charges. All else being equal, policies that are in-the-money will have lower lapse rates than policies that are out-of-the-money, and policies that have a surrender charge present will have lower lapse rates than policies without a surrender charge.

The assumed wait period and the efficiency of utilization determine the timing and amount of living benefits withdrawals. These assumptions vary by the product type, age of the policyholder, policy size and policy duration. Many products have a bonus feature which enhances the guarantee on every policy anniversary for the first ten years, so long as withdrawals have not commenced. All else being equal, policies commencing withdrawals at a time around the year ten bonus will have higher liability values than policies commencing withdrawals 20 years after issue or policies commencing withdrawals only one year after issue. In addition, policies that are assumed to withdraw the maximum permitted amount will have a higher liability value than a policy that is assumed to withdraw less than the maximum allowed amount.

A higher discount rate tends to decrease the value of the liability and a lower discount rate tends to increase the value of the liability.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

32

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Indexed Products

The following table summarizes significant unobservable inputs used for fair value measurements for indexed universal life and indexed annuity products classified as Level 3 as of December 31, 2017:

Unobservable Inputs	Range
Mortality	0% - 5%¹
Lapse	0% - 10%
Index volatility	15% - 25%[2]

1	Represents the mortality for the majority of business, with policyholder issue ages ranging from 0 to 80.
2	Certain managed volatility indices utilize a 5% index volatility.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the indexed products:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, and applicable surrender charges. All else being equal, policies with a surrender charge present will have lower lapse rates than policies without a surrender charge.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2016:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$642	$1	$2	$645
Obligations of states, political subdivisions and foreign governments	57	2,639	—	2,696
Corporate securities	—	32,592	1,273	33,865
Residential mortgage-backed securities	1,385	1,857	6	3,248
Commercial mortgage-backed securities	—	1,279	—	1,279
Asset-backed securities	—	1,817	140	1,957

Total fixed maturity securities, available-for-sale, at fair value	$2,084	$40,185	$1,421	$43,690
Other investments at fair value	1,050	957	1	2,008

Investments at fair value	$3,134	$41,142	$1,422	$45,698

Derivative instruments - assets	—	203	633	836
Separate account assets[1]	87,266	1,374	65	88,705

Assets at fair value	$90,400	$42,719	$2,120	$135,239

Liabilities
Future policy benefits and claims[2]	$—	$—	$346	$346
Derivative instruments - liabilities	—	121	2	123

Liabilities at fair value	$—	$121	$348	$469

1	Excludes $366 million of separate account assets that use NAV as a practical expedient to estimate fair value.
2	Amount primarily represents the fair value of interest credits associated with certain indexed life and annuity products.

33

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2016:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets[4]	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2015	$1,228	$37	$445	$361	$2,071	$71
Net (losses) gains
In operations[1]	(12)	8	92	(13)	75	277
In other comprehensive income	39	(11)	—	—	28	—
Purchases	147	—	115	—	262	—
Sales	(178)	(33)	(19)	(283)	(513)	—
Transfers into Level 3	261	—	—	—	261	—
Transfers out of Level 3	(64)	—	—	—	(64)	—

Balance as of December 31, 2016	$1,421	$1	$633	$65	$2,120	$348

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized gains (losses) included in operations on assets and liabilities still held at the end of the year was $(157) million for future policy benefits and claims, $145 million for derivative assets, and $(4) million for derivative liabilities and $(2) million for other investments at fair value.
2	Non-binding broker quotes were utilized to determine a fair value of $1.0 billion of total fixed maturity securities as of December 31, 2016.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.
4	Certain prior period amounts related to separate account assets that use NAV as a practical expedient to estimate fair value have changed to conform with the current period presentation as a result of new guidance.

Transfers into and out of Level 3 during the year ended December 31, 2016 are primarily due to the change in the observability of pricing inputs used for certain corporate securities. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Financial Instruments Not Carried at Fair Value

The following table summarizes the carrying value and fair value of the Company’s financial instruments not carried at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below.

	December 31, 2017				December 31, 2016
(in millions)	Carrying value	Fair value	Level 2	Level 3	Carrying value	Fair value	Level 2	Level 3
Assets
Investments:
Mortgage loans, net of allowance	$10,929	$10,876	$—	$10,876	$9,760	$9,589	$—	$9,589
Policy loans	$1,030	$1,030	$—	$1,030	$989	$989	$—	$989
Other investments	$78	$78	$—	$78	$72	$72	$—	$72

Liabilities
Investment contracts	$36,746	$34,711	$—	$34,711	$31,431	$29,736	$—	$29,736
Short-term debt	$—	$—	$—	$—	$300	$300	$—	$300
Long-term debt	$793	$1,070	$977	$93	$707	$927	$920	$7

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the consolidated balance sheets approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Other investments. Other investments not held at fair value consist of FHLB stock. The carrying amount reported in the consolidated balance sheets approximates fair value due to ownership restrictions and lack of market.

34

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

Short-term debt. The carrying amount reported in the consolidated balance sheets approximates fair value due to the short-term nature of this debt instrument.

Long-term debt. The fair values for long-term debt are based on estimated market prices using observable inputs from similar debt instruments.

(10)	Goodwill

The following table summarizes changes in the carrying value of goodwill by segment for the years indicated:

(in millions)	Retirement Plans	Individual Products & Solutions	Total
Balance as of December 31, 2015[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2016[1]	$25	$175	$200
Adjustments	—	69	69

Balance as of December 31, 2017[1]	$25	$244	$269

1	The goodwill balances have not been previously impaired.

35

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(11)	Closed Block

The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following table summarizes financial information for the closed block, as of the dates indicated:

	December 31,
(in millions)	2017	2016
Liabilities:
Future policyholder benefits	$1,571	$1,602
Policyholder funds and accumulated dividends	137	138
Policyholder dividends payable	20	20
Policyholder dividend obligation	110	100
Other policy obligations and liabilities	25	38

Total liabilities	$1,863	$1,898

Assets:
Available-for-sale securities	$1,294	$1,286
Mortgage loans, net of allowance	220	223
Policy loans	128	138
Other assets	77	98

Total assets	$1,719	$1,745

Excess of reported liabilities over assets	$144	$153

Portion of above representing other comprehensive income:
Increase in unrealized gain on fixed maturity securities, available-for-sale	$14	$7
Adjustment to policyholder dividend obligation	(14)	(7)

Total of above representing other than comprehensive income	$—	$—

Maximum future earnings to be recognized from assets and liabilities	$144	$153

Other comprehensive income:
Available-for-sale securities:
Fair value	$1,294	$1,286
Amortized cost	1,206	1,212
Shadow policyholder dividend obligation	(88)	(74)

Net unrealized appreciation	$—	$—

36

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table summarizes closed block operations for the years ended:

	December 31,
(in millions)	2017	2016	2015
Revenues:
Premiums	$53	$56	$58
Net investment income	81	84	87
Realized investment (losses) gains	(1)	(3)	1
Realized losses credited to policyholder benefit obligation	(4)	(1)	(5)

Total revenues	$129	$136	$141

Benefits and expenses:
Policy and contract benefits	$115	$125	$122
Change in future policyholder benefits and interest credited to policyholder accounts	(32)	(36)	(33)
Policyholder dividends	39	40	40
Change in policyholder dividend obligation	(8)	(8)	(4)
Other expenses	1	1	1

Total benefits and expenses	$115	$122	$126

Total revenues, net of benefits and expenses, before federal income tax expense	$14	$14	$15
Federal income tax expense	5	5	5

Revenues, net of benefits and expenses and federal income tax expense	$9	$9	$10

Maximum future earnings from assets and liabilities:
Beginning of period	$153	$162	$172
Change during period	(9)	(9)	(10)

End of period	$144	$153	$162

Cumulative closed block earnings from inception through December 31, 2017, 2016 and 2015 were higher than expected as determined in the actuarial calculation. Therefore, policyholder dividend obligations (excluding the adjustment for unrealized gains on available-for-sale securities) were $22 million, $26 million and $32 million as of December 31, 2017, 2016 and 2015, respectively.

37

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(12)	Short-Term Debt

The Company classifies debt as short-term if the maturity date at inception is less than one year.

In December 2015, the Company renewed an agreement to increase its $600 million commercial paper program to $750 million. The Company had no amounts outstanding under the agreement as of December 31, 2017 and had $300 million outstanding as of December 31, 2016, which had a weighted average interest rate of 0.72%.

In April 2017, the Company renewed an agreement with the FHLB to extend its ability to borrow in order to provide financing for operations. This extension, which expires on March 23, 2018, allows the Company access to borrow up to $250 million, which would be collateralized by pledged securities, at a borrowing rate set by the FHLB. The Company had $6.5 billion and $6.1 billion in eligible collateral and no amounts outstanding under the agreement as of December 31, 2017 and 2016, respectively.

In April 2015, NMIC and the Company replaced their previous $600 million revolving credit facility with a new credit facility of $750 million and a borrowing rate of 0.785% plus a U.S. LIBOR rate, which is based on the repayment date of the draw, which expires on April 2, 2020. The Company had no amounts outstanding under this agreement as of December 31, 2017 and 2016.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to the one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2017 and 2016.

The amount of interest paid on short-term debt was immaterial in 2017, 2016 and 2015.

(13)	Long-Term Debt

The following table summarizes the carrying value of long-term debt, as of the dates indicated:

	December 31,
(in millions)	2017	2016
8.15% surplus note, due June 27, 2032, payable to NFS	$300	$300
7.50% surplus note, due December 31, 2031, payable to NFS	300	300
6.75% surplus note, due December 23, 2033, payable to NFS	100	100
Other[1]	93	7

Total long-term debt	$793	$707

1	Includes debt assumed in the JNF acquisition.

The Company made interest payments to NFS on surplus notes totaling $54 million for the years ended December 31, 2017, 2016 and 2015. Payments of interest and principal under the surplus notes require the prior approval of the ODI.

38

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(14)	Federal Income Taxes

The following table summarizes the components of federal income tax benefit (expense) for the years ended:

	December 31,
(in millions)	2017	2016	2015
Current tax benefit (expense)[1]	$177	$(61)	$(76)
Deferred tax benefit (expense)[1]	231	(65)	(217)

Total federal income tax benefit (expense)	$408	$(126)	$(293)

1	Includes reclassification of AMT credit carryforwards from deferred tax assets to an income tax receivable as a result of the Act.

The following table summarizes how the total federal income tax benefit (expense) differs from the amount computed by applying the U.S. federal income tax rate to net income for the years ended:

	December 31,
	2017		2016		2015
(in millions)	Amount	%	Amount	%	Amount	%
Income before federal income taxes and noncontrolling interests	$901		$904		$1,228
Rate reconciliation:
Computed (expected tax expense)	$(315)	(35)%	$(316)	(35)%	$(430)	(35)%
Dividends received deduction	128	14%	144	16%	118	10%
Tax credits	90	10%	81	9%	63	5%
Impact of enacted tax law changes[1]	530	59%	—	—%	—	—%
Other, net[2]	(25)	(3)%	(35)	(4)%	(44)	(4)%

Total federal income tax benefit (expense)	$408	45%	$(126)	(14)%	$(293)	(24)%

1	Represents the remeasurement of deferred tax assets and liabilities of $541 million and government fees of $(11) million as a result of the Act.
2	Certain prior period amounts have been reclassified to conform to the current year’s presentation.

The Company’s current federal income tax receivable (liability) was $166 million and $(52) million as of December 31, 2017 and 2016, respectively.

The Company made $8 million, $7 million and $33 million of payments for the years ended December 31, 2017, 2016 and 2015, respectively.

39

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following table summarizes the tax effects of temporary differences that gave rise to significant components of the net deferred tax liability included in other liabilities in the consolidated balance sheets, as of the dates indicated:

	December 31,
(in millions)	2017	2016
Deferred tax assets
Future policy benefits and claims	$781	$953
Tax credit carryforwards	350	599
Derivatives, including embedded derivatives	44	21
Other	236	383

Gross deferred tax assets	$1,411	$1,956
Valuation allowance	(10)	(17)

Gross deferred tax assets, net of valuation allowance	$1,401	$1,939

Deferred tax liabilities
Deferred policy acquisition costs	$971	$1,577
Available-for-sale securities	589	536
Other	311	278

Gross deferred tax liabilities	$1,871	$2,391

Net deferred tax liability	$470	$452

As of December 31, 2017, the Company has gross federal net operating losses of $17 million, which expire between 2018 and 2037. As of December 31, 2017, the Company had $307 million in low-income-housing credit carryforwards, which expire between 2024 and 2037. In addition, the Company had $43 million in foreign tax credit carryforwards which expire between 2024 and 2026. The Company expects to fully utilize all carryforwards.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize the deferred tax assets for which the Company has not established valuation allowances.

The following table is a rollforward of the beginning and ending uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties:

(in millions)	2017	2016	2015
Balance at beginning of period	$36	$36	$38
Additions for current year tax positions	2	1	1
Additions for prior year tax positions	—	1	—
Reductions for prior years tax positions	(28)	(2)	(3)

Balance at end of period	$10	$36	$36

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities through the 2013 tax year.

40

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(15)	Statutory Financial Information

Statutory Results

The Company’s life insurance subsidiaries prepare their statutory financial statements in conformity with the statutory accounting practices prescribed and permitted by insurance regulatory authorities, subject to any deviations prescribed or permitted by the applicable state departments of insurance.

Olentangy was granted a permitted practice from the Commissioner of Insurance of the State of Vermont allowing Olentangy to carry the assets placed in a trust account by Union Hamilton Reinsurance Ltd. and held for the benefit of the ceding insurer under a reinsurance agreement on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value with the offset to surplus. In 2017, this permitted practice increased NLAIC’s valuation of this subsidiary by $56 million and did not have an impact on NLIC’s admitted deferred tax assets. In 2016, this permitted practice increased NLAIC’s valuation of this subsidiary by $56 million, and also raised NLIC’s admitted deferred tax assets by $8 million.

Eagle applies a prescribed practice from the State of Ohio that allows an alternative reserve basis on assumed liabilities, net of third party reinsurance, with respect to specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts issued and to be issued by NLIC. In 2017, this prescribed practice decreased NLIC’s valuation of this subsidiary by $184 million and did not have an impact on NLIC’s admitted deferred tax assets. In 2016, this prescribed practice decreased NLIC’s valuation of this subsidiary by $97 million, and also reduced NLIC’s admitted deferred tax assets by $15 million.

Statutory accounting practices focus on insurer solvency and differ materially from GAAP primarily due to charging policy acquisition and other costs to expense as incurred, establishing future policy benefits and claims reserves based on different actuarial assumptions, excluding certain assets from statutory admitted assets, and valuing investments and establishing deferred taxes on a different basis.

The following table summarizes the statutory capital and surplus for the Company’s primary life insurance subsidiaries for the years ended:

	December 31,
(in millions)	2017	2016	2015
Statutory net income (loss)
NLIC	$1,039	$751	$167
NLAIC	(277)	(227)	(99)
JNL	—	N/A	N/A
JNLNY	—	N/A	N/A

Statutory capital and surplus
NLIC	$5,949	$5,208	$4,567
NLAIC	1,340	968	735
JNL	35	N/A	N/A
JNLNY	7	N/A	N/A

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to notify the Ohio Superintendent of Insurance of all dividends prior to payment, and they must seek prior regulatory approval to pay a dividend or distribute cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer as of the prior December 31. During the years ended December 31, 2017, 2016 and 2015 NLIC did not pay any dividends to NFS. As of January 1, 2018, NLIC has the ability to pay dividends to NFS totaling $1.0 billion without obtaining prior approval.

41

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

Regulatory Risk-Based Capital

The National Association of Insurance Commissioners’ (“NAIC”) Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity, based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. NLIC, NLAIC, JNL, JNLNY, Olentangy and Eagle each exceeded the minimum RBC requirements for all periods presented.

(16)	Related Party Transactions

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services, investment management and software licensing. In addition, employees of the Company participate in several benefit plans sponsored by NMIC, for which the Company has no legal obligations. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, claims counts, policies in force, direct written premium, paid losses, pro rate share of employees or their salaries, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

Effective January 1, 2015, the Company became party to a revised tax sharing agreement that reflects the new NMIC consolidated federal return group, which includes its eligible life and non-life insurance company subsidiaries. The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. For the years ended December 31, 2017, 2016 and 2015, the Company was allocated costs from NMIC and NSC totaling $324 million, $277 million and $289 million, respectively.

Under the enterprise cost sharing agreement, the Company has an arrangement with NMIC to occupy office space. The Company made payments under the cost sharing agreement to NMIC of $17 million, $19 million and $18 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.4 billion as of December 31, 2017 and 2016. Total revenues from these contracts were $125 million, $127 million and $129 million for the years ended December 31, 2017, 2016 and 2015, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $111 million for the years ended December 31, 2017 and 2016, and $106 million for the year ended December 31, 2015.

The Company may underwrite insurance policies for its employees, officers and/or directors. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

42

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Revenues ceded to NMIC were $158 million for the year ended December 31, 2017 and $209 million for the years ended December 31, 2016 and 2015, while benefits, claims and expenses ceded during these years were $108 million, $185 million and $207 million, respectively.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2017, 2016 and 2015, customer allocations to NFG funds totaled $66.7 billion, $61.4 billion and $59.1 billion, respectively. For the years ended December 31, 2017, 2016 and 2015, NFG paid the Company $221 million, $199 million and $196 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $1.0 billion and $899 million as of December 31, 2017 and 2016, respectively.

Nationwide Bank has a line of credit agreement with NLIC that allows the Bank access to borrow up to $50 million from NLIC. The borrowing rate on the line of credit is equal to the daily Prime Rate. The Bank had no amounts outstanding under this agreement as of December 31, 2017, 2016 and 2015.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates were $72 million, $65 million and $63 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company provides financing to Nationwide Realty Investors, LTD, a subsidiary of NMIC. As of December 31, 2017, 2016 and 2015, the Company had notes receivable outstanding of $313 million, $332 million and $238 million, respectively.

The Company provides financing to Nationwide Advantage Mortgage Company, a subsidiary of NMIC. As of December 31, 2017, 2016 and 2015, the Company had notes receivable outstanding of $7 million, $11 million and $14 million, respectively.

(17)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company maintains Professional Liability Insurance and Director and Officer Liability insurance policies that may cover losses for certain legal and regulatory proceedings. The Company will make adequate provision for any probable and reasonably estimable recoveries, under such policies, in accordance with applicable accounting rules.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators. The Company will cooperate with its ultimate parent company, NMIC insofar as any inquiry, examination, or investigation encompasses NMIC’s operations. In addition, recent regulatory activity, including state and federal regulatory activity related to fiduciary standards, may impact the Company’s business and operations, and certain estimates and assumptions used by the Company in determining the amounts presented in the financial statements and accompanying notes. Actual results could differ significantly from those estimates and assumptions.

43

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business with various third parties based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(18)	Reinsurance

The following table summarizes the effects of reinsurance on life, accident and health insurance in force and premiums for the years ended:

	December 31,
(in millions)	2017	2016	2015
Premiums
Direct	$962	$1,011	$1,144
Assumed from other companies	—	—	—
Ceded to other companies	(329)	(369)	(358)

Net	$633	$642	$786

Life, accident and health insurance in force
Direct	$291,984	$275,404	$260,465
Assumed from other companies	2	2	5
Ceded to other companies	(62,714)	(61,674)	(60,976)

Net	$229,272	$213,732	$199,494

Amounts recoverable under reinsurance contracts totaled $1,124 million, $683 million and $647 million as of December 31, 2017, 2016 and 2015, respectively, and are included in other assets in the consolidated balance sheets.

44

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(19) Segment Information

Management views the Company’s business primarily based on its underlying products and uses this basis to define its business segments. During the 2017 second quarter, the Company reorganized its business segments based on the internally-aligned segment leadership structure, which is how the Company monitors results and assesses performance. The Company now has three reportable segments: Individual Products & Solutions (“IPS”), Retirement Plans and Corporate and Other. All prior period business segment results have been updated to conform to the current period presentation.

The primary segment profitability measure that management uses is a financial measure called pre-tax operating earnings (loss), which is calculated by adjusting income before federal income taxes to exclude: (1) certain changes in variable annuity liabilities and net realized investment gains and losses, except for operating items, such as trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges; (2) the adjustment to amortization of DAC related to certain changes in variable annuity liabilities and net realized investment gains and losses; and (3) net losses attributable to noncontrolling interest. The Company believes this financial measure enhances the understanding and comparability of its performance by highlighting its results from continuing operations and their underlying profit drivers.

Individual Products and Solutions

IPS offers the following products: individual deferred annuity contracts, immediate annuities, and various life insurance products. Individual deferred annuity contracts offered consist of deferred variable annuity contracts, deferred fixed annuity contracts and deferred fixed indexed annuity contracts. Deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, deferred variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features. Deferred fixed annuity contracts offered by the Company generate a return for the customer at a specified interest rate fixed for prescribed periods, while deferred fixed indexed annuity contracts generate a return for the customer based on market performance with caps and floors. Immediate annuities differ from deferred annuities in that the initial premium is exchanged for a stream of income for a certain period and/or for the owner’s lifetime without future access to the original investment. The various life insurance products offered consist of individual variable universal life, COLI and BOLI products, traditional life insurance products, fixed universal life insurance products and indexed universal life insurance products. Life insurance products provide a death benefit and, for certain products, allow the customer to build cash value on a tax-advantaged basis.

Retirement Plans

The Retirement Plans segment is comprised of the private and public sector retirement plans businesses. The private sector business primarily includes Internal Revenue Code (“IRC”) Section 401 qualified plans funded through fixed and variable group annuity contracts issued through NLIC. The public sector business primarily includes IRC Section 457 (b) and Section 401(a) governmental plans, both in the form of full-service arrangements that provide plan administration along with fixed and variable group annuities, as well as administration-only business. Across the public and private sector business NIA managed account services are also available. The Retirement Plans segment also includes stable value wrap products and solutions.

Corporate and Other

The Corporate and Other segment includes certain non-operating changes in variable annuity liabilities and non-operating realized gains and losses, related amortization and other revenues and expenses not allocated to other segments. Additionally, this segment includes the funding agreements with the FHLB.

45

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

The following tables summarize the Company’s business segment operating results for the years ended:

(in millions)	Individual Products and Solutions	Retirement Plans	Corporate and Other	Total
December 31, 2017
Revenues:
Policy charges	$2,428	117	—	$2,545
Premiums	596	—	37	633
Net investment income	1,521	835	58	2,414
Non-operating changes in variable annuity liabilities and net realized investment losses[1]	—	—	(318)	(318)
Other revenues[2]	1	—	9	10

Total revenues	$4,546	$952	$(214)	$5,284
Benefits and expenses:
Interest credited to policyholder account values[3]	$783	557	36	$1,376
Benefits and claims[4]	1,395	—	27	1,422
Amortization of DAC	332	6	54	392
Other expenses, net of deferrals	741	194	258	1,193

Total benefits and expenses	$3,251	$757	$375	$4,383

Income before federal income taxes and noncontrolling interests	$1,295	195	(589)	$901
Less: certain non-operating changes in variable annuity liabilities and net realized investment losses[1]	—	—	(318)
Less: adjustment to amortization of DAC and other related expenses related to non-operating items above	—	—	(54)
Less: net gain attributable to noncontrolling interest	—	—	(96)

Pre-tax operating earnings (loss)	$1,295	$195	$(121)

Assets as of year end	$134,326	$35,520	$11,343	$181,189

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items (trading portfolio realized gains and losses, trading portfolio valuation changes).
3	Includes operating items (net realized gains and losses related to certain product hedges).
4	Excludes certain non-operating changes in variable annuity liabilities.

46

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(in millions)	Individual Products and Solutions	Retirement Plans	Corporate and Other	Total
December 31, 2016
Revenues:
Policy charges	$2,254	$107	$—	$2,361
Premiums	605	—	37	642
Net investment income	1,337	791	11	2,139
Non-operating changes in variable annuity liabilities and net realized investment losses[1]	—	—	(299)	(299)
Other revenues[2]	—	—	14	14

Total revenues	$4,196	$898	$(237)	$4,857
Benefits and expenses:
Interest credited to policyholder account values[3]	$684	$531	$30	$1,245
Benefits and claims[4]	1,245	—	32	1,277
Amortization of DAC	432	4	(3)	433
Other expenses, net of deferrals	654	181	163	998

Total benefits and expenses	$3,015	$716	$222	$3,953

Income before federal income taxes and noncontrolling interests	$1,181	$182	$(459)	$904
Less: certain non-operating changes in variable annuity liabilities and net realized investment (losses)[1]	—	—	(299)
Less: adjustment to amortization of DAC and other related expenses related to non-operating items above	—	—	6
Less: net loss attributable to noncontrolling interest	—	—	(91)

Pre-tax operating earnings (loss)	$1,181	$182	$(75)

Assets as of year end	$113,062	$32,239	$10,337	$155,638

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items (trading portfolio realized gains and losses, trading portfolio valuation changes).
3	Includes operating items (net realized gains and losses related to certain product hedges).
4	Excludes certain non-operating changes in variable annuity liabilities.

47

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2017, 2016 and 2015 Consolidated Financial Statements

(in millions)	Individual Products and Solutions	Retirement Plans	Corporate and Other	Total
December 31, 2015
Revenues:
Policy charges	$2,105	$111	$—	$2,216
Premiums	751	—	35	786
Net investment income	1,193	752	37	1,982
Non-operating changes in variable annuity liabilities and net realized investment losses[1]	—	—	(56)	(56)
Other revenues[2]	(83)	—	7	(76)

Total revenues	$3,966	$863	$23	$4,852
Benefits and expenses:
Interest credited to policyholder account values	$564	$494	$20	$1,078
Benefits and claims[3]	1,405	—	29	1,434
Amortization of DAC	128	7	(67)	68
Other expenses, net of deferrals	705	163	176	1,044

Total benefits and expenses	$2,802	$664	$158	$3,624

Income before federal income taxes and noncontrolling interests	$1,164	$199	$(135)	$1,228
Less: certain non-operating changes in variable annuity liabilities and net realized investment gains[1]	—	—	(56)
Less: adjustment to amortization of DAC and other related expenses related to non-operating items above	—	—	74
Less: net loss attributable to noncontrolling interest	—	—	(96)

Pre-tax operating earnings (loss)	$1,164	$199	$(57)

Assets as of year end	$104,020	$30,524	$9,634	$144,178

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items discussed above.
3	Excludes certain non-operating changes in variable annuity liabilities.

48

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I        Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2017 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities, available-for-sale:
Bonds:
U.S. government and agencies	$358	$396	$396
Obligations of states, political subdivisions and foreign governments	3,433	3,845	3,845
Public utilities	5,374	5,582	5,582
All other corporate, mortgage-backed and asset-backed securities	38,677	40,378	40,378

Total fixed maturity securities, available-for-sale	$47,842	$50,201	$50,201
Equity securities, available-for-sale:
Common stocks:
Banks, trust and insurance companies	$15	$15	$15
Industrial, miscellaneous and all other	14	12	12
Nonredeemable preferred stocks	44	52	52

Total equity securities, available-for-sale	$73	$79	$79
Trading assets	73	74	74
Mortgage loans, net of allowance	10,963		10,929	[1]
Policy loans	1,030		1,030
Other investments	1,340		1,340
Short-term investments	1,406		1,406

Total investments	$62,727		$65,059

1	Difference from Column B is primarily attributable to valuation allowances due to impairments on mortgage loans on estate (see Note 7 to the audited consolidated financial statements), hedges and commitment hedges on mortgage loans on real estate.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

49

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III        Supplementary Insurance Information

As of December 31, 2017, 2016 and 2015 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2017
IPS	$5,922	$38,510			$596
Retirement Plans	235	18,773			—
Corporate and Other	(481)	2,602			37

Total	$5,676	$59,885			$633

2016
IPS	$5,390	$32,621			$605
Retirement Plans	229	17,443			—
Corporate and Other	(187)	2,847			37

Total	$5,432	$52,911			$642

2015
IPS	$5,007	$26,742			$751
Retirement Plans	222	15,940			—
Corporate and Other	(29)	2,715			35

Total	$5,200	$45,397			$786

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses[2]	Premiums written
2017
IPS	$1,521	$2,507	$332	741
Retirement Plans	835	557	6	194
Corporate and Other	58	63	54	258

Total	$2,414	$3,127	$392	$1,193

2016
IPS	$1,337	$2,111	$432	654
Retirement Plans	791	531	4	181
Corporate and Other	11	62	(3)	163

Total	$2,139	$2,704	$433	$998

2015
IPS	$1,193	$2,198	$128	$705
Retirement Plans	752	494	7	163
Corporate and Other	37	48	(67)	176

Total	$1,982	$2,740	$68	$1,044

1	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
2	Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

50

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV        Reinsurance

As of December 31, 2017, 2016 and 2015 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2017
Life, accident and health insurance in force	$291,984	$(62,714)	$2	$229,272
Premiums:
Life insurance[1]	$700	$(67)	$—	$633
Accident and health insurance	262	(262)	—	—

Total	$962	$(329)	$—	$633

2016
Life, accident and health insurance in force	$275,404	$(61,674)	$2	$213,732
Premiums:
Life insurance[1]	$698	$(56)	$—	$642
Accident and health insurance	313	(313)	—	—

Total	$1,011	$(369)	$—	$642

2015
Life, accident and health insurance in force	$260,465	$(60,976)	$5	$199,494
Premiums:
Life insurance[1]	$842	$(56)	$—	$786
Accident and health insurance	302	(302)	—	—

Total	$1,144	$(358)	$—	$786

1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

51

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2017, 2016 and 2015 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2017
Valuation allowances - mortgage loans	$32	$6	$—	$(4)	$34

2016
Valuation allowances - mortgage loans	$26	$8	$—	$(2)	$32

2015
Valuation allowances - mortgage loans	$26	$2	$—	$(2)	$26

1	Amounts generally represent payoffs, sales and recoveries.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

52

PART C. OTHER INFORMATION
Item 26. Exhibits
a)	Board of Directors Resolutions –
1)	Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
2)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
6)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
7)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.
8)	Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
b)	Custodian Agreements – Not applicable.
c)	Underwriting Contracts –
1)	Underwriting Agreement among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, Nationwide Investment Services Corporation, and Nationwide Provident Variable Separate Accounts. Incorporated herein by reference to Post-Effective Amendment No. 32, filed on April 29, 2009, File No. 33-2625.
2)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.

6)	Distribution Agreement by and among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, and 1717 Capital Management Company. Filed previously with initial registration statement 333-164118 on January 4, 2010 as document "exhibitc6,htm" and hereby incorporated by reference.
7)	Assignment and Assumption of Distributor's Interest Under Distribution Agreement by and between Nationwide Securities, LLC and Nationwide Investment Services Corporation. Filed previously with initial registration statement 333-164118 on January 4, 2010 as document "exhibitc7.htm" and hereby incorporated by reference.
d)	Contracts –
1)	Modified Premium Variable Life Insurance Policy Forms (C111, C111A, C112 & C112A). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
2)	Disability Waiver of Premium Rider – at issue (C545). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3)	Disability Waiver of Premium Rider – after issue (C550). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
4)	Guaranteed Purchase Option Rider (C645). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
5)	Variable Loan Interest Rate Rider (C744VL). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
6)	Qualify as part of Section 403(b) Rider (C827). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
7)	Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
8)	Change from Fixed to Variable Loan Interest Rate Rider (14918VL). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
9)	Increasing Death Benefit Rider (C310). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
10)	Form of Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums. Opinion and Consent of James Bernstein, Esquire. Incorporated herein by reference to Post-Effective Amendment No. 21, filed on April 23, 2001, File No. 33-2625.
e)	Applications –
1)	Form of Application. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
2)	Supplemental Application for Modified Premium. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
3)	Initial Allocation Selection. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.
f)	Depositor's Certificate of Incorporation and By-Laws –
1)	Amended Articles of Incorporation for Nationwide Life Insurance Company. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.

g)	Reinsurance Contracts –
1)	Single Life Permanent Pool (ERC). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
2)	Single Life Permanent Pool (RGA). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
3)	Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
4)	Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
5)	Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
6)	Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
7)	Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
8)	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
9)	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
10)	YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
11)	YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
h)	Form of Participation Agreements –
The following fund participation agreements were previously filed and are hereby incorporated by reference.
1)	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)	Fund Participation Agreement with Fred Alger Management, Inc., Fred Alger & Company, Incorporated. dated October 1, 2004 with the registration statement under 333-164118, post-effective amendment number 3 filed on April 26, 2011 as document algeramericanpfa.htm
3)	Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
4)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm

5)	Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
6)	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
7)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
8)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated May 1, 1988 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidifpa99h5.htm
9)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund II dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated July 15, 1989 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiifpa99h6.htm
10)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund III dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated November 22, 1994 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiiifpa99h7.htm
11)	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm
12)	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
13)	Amended and Restated Fund Participation Agreement with MFS Variable Insurance Trust and Massachusetts Financial Services Company, as amended, dated February 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfsfpa99h11.htm
14)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
15)	Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
16)	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
17)	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
18)	Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm

19)	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm
20)	Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
21)	Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
22)	Fund Participation Agreement with Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation. dated February 28, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document vanguardfpa.htm
23)	Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
24)	Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
i)	Administrative Contracts – Not applicable.
j)	Other Material Contracts – Not applicable.
k)	Legal Opinion – Filed previously with initial registration statement 333-164118 on January 4, 2010 as document "exhibitk.htm" and hereby incorporated by reference.
l)	Actuarial Opinion – Not applicable.
m)	Calculations – Not applicable.
n)	Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)	Omitted Financial Statements – Not applicable.
p)	Initial Capital Agreements – Not applicable.
q)	Redeemability Exemption – Filed previously with registration statement 333-164118 on April 28, 2010, as document "Item 26q.htm" and hereby incorporated by reference.
99)	Power of Attorney – Attached hereto.
Item 27. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Kirt A. Walker
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Administrative Officer	Gale V. King
Executive Vice President and Director	Mark R. Thresher
Senior Vice President	Harry H. Hallowell
Senior Vice President	Sandra L. Rich
Senior Vice President and Treasurer	David LaPaul
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-Chief Information Officer, NF Systems	Michael A. Richardson
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Individual Products & Solutions and Director	Eric S. Henderson
Senior Vice President-Integrated Relationship Strategies	Rondal L. Ransom
Senior Vice President-Investment Management Group	Michael S. Spangler

Senior Vice President-Marketing Services	Tiffanie Hiibner
Senior Vice President- NF Services Financial Solutions & Support Services	Steven C. Power
Senior Vice President-Nationwide Financial Network	Peter A. Golato
Senior Vice President-NF Sales and Distribution	Tina S. Ambrozy
Senior Vice President-NF Legal	Rae Ann Dankovic
Senior Vice President-NF Marketing	Jennifer B. MacKenzie
Senior Vice President-NI Enterprise Brand Marketing	Michael A. Boyd
Senior Vice President-Chief Digital Officer	Ann S. Bair
Senior Vice President-NW Retirement Plans and Director	John L. Carter
Senior Vice President-Nationwide Financial Network	Joseph D. Sprague
Director	Stephen S. Rasmussen
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Bank	Federal	This is a federally savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Financial Corporation	Delaware	A stock corporation. The corporation is the holding company of Jefferson National Life Insurance Company, Jefferson National Life Insurance Company of New York, Jefferson National Securities Corporation, and JNF Advisors, Inc., offering annuity products and services.
Jefferson National Life Insurance Company	Texas	The company provides life, health and annuity products.
Jefferson National Life Insurance Company of New York	New York	The company provides variable annuity products.

Company	Jurisdiction of Domicile	Brief Description of Business
Jefferson National Securities Corporation	Delaware	The company is a limited purpose broker-dealer and distributor of variable annuities for Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York.
JNF Advisors, Inc.	Delaware	The company is an investment advisory firm but currently manages no assets.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VL Separate Account-A2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-B2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Registered Investment Advisors Services, Inc.[3]	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[3,4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 29. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-C
Multi-Flex Variable Account	Nationwide VA Separate Account-D
Nationwide Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account-II	Nationwide VLI Separate Account-2
Nationwide Variable Account-3	Nationwide VLI Separate Account-3
Nationwide Variable Account-4	Nationwide VLI Separate Account-4
Nationwide Variable Account-5	Nationwide VLI Separate Account-5
Nationwide Variable Account-6	Nationwide VLI Separate Account-6
Nationwide Variable Account-7	Nationwide VLI Separate Account-7

Nationwide Variable Account-8	Nationwide VL Separate Account-A
Nationwide Variable Account-9	Nationwide VL Separate Account-C
Nationwide Variable Account-10	Nationwide VL Separate Account-D
Nationwide Variable Account-11	Nationwide VL Separate Account-G
Nationwide Variable Account-12	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VA Separate Account A
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account 1
Nationwide VA Separate Account-A	Nationwide Provident VLI Separate Account A
Nationwide VA Separate Account-B
b)	Directors and Officers of NISC:

President and Director	Tina Ambrozy
Vice President-Chief Compliance Officer	James J. Rabenstine
Vice President-Tax	Daniel P. Eppley
Vice President-Property Management & Accounting and Financial Operations	Peter J. Rothermel
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President and Treasurer	Christopher Igodan, Jr.
Associate Vice President and Assistant Treasurer	John A. Reese
Associate Vice President and Assistant Treasurer	Sarah E. Zureich
Associate Vice President and Assistant Treasurer	Mark E. Hartman
Assistant Treasurer	Hope C. Hacker
Director	John L. Carter
Director	Eric S. Henderson
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 31. Location of Accounts and Records
Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 24, 2018.
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 24, 2018.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President – Nationwide Retirement Plans and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact